Table of Contents	Baron Funds®

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Baron Partners Fund

Investment Goal

The investment goal of Baron Partners Fund® (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses		Total Other Expenses	Total Annual Fund Operating Expenses
			Operating Expenses	Interest Expenses
BARON PARTNERS FUND
Retail Shares	1.00%	0.25%	0.05%	0.39%	0.44%	1.69%
Institutional Shares	1.00%	0.00%	0.04%	0.40%	0.44%	1.44%
R6 Shares	1.00%	0.00%	0.04%	0.40%	0.44%	1.44%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON PARTNERS FUND
Retail Shares	$172	$533	$918	$1,998
Institutional Shares	$147	$456	$787	$1,724
R6 Shares	$147	$456	$787	$1,724

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating

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Baron Partners Fund

Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 6.19% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that invests for the long term primarily in equity securities in the form of common stock of U.S. growth companies of any market capitalization. BAMCO, Inc. (“BAMCO” or the “Adviser”) seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. To take advantage of opportunities to invest, the Fund may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money.

Principal Risks of Investing in the Fund

Non-Diversified Portfolio.  The Fund is non-diversified, which means it will likely have a greater percentage of its assets in a single issuer than a diversified fund. As a result, a non-diversified fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Fund’s performance compared to a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund. As of the date of this prospectus, about 36% of the Fund is invested in Tesla (“Tesla”) stock due to dramatic upward market movements in Tesla’s share price. For so long as the Fund maintains its investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund. (Please see “Tesla” in the “Principal Risks of Investing in the Fund” section.)

Tesla.  As of the date of this prospectus, about 36% of the Fund’s assets are invested in Tesla stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected

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Baron Partners Fund

by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the net asset value of the Fund. Due to the size of the Fund’s investment in Tesla, about 36% of its assets as of the date of this prospectus, the net asset value of the Fund will be materially impacted by the price of Tesla stock. (Please see “Tesla” in the “Principal Risks of Investing in the Fund” section.)

Industry Concentration.  From time to time, market fluctuations in the value of the Fund’s investments, combined with the Fund’s non-diversified portfolio, may result in the Fund being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. As a result, the Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, the Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of the Fund’s investment in Tesla, Inc., which represents about 36% of its assets as of the date of this prospectus, the Fund will be adversely impacted by developments affecting the automotive and energy industries, as well as governmental environmental regulations. (Please see “Tesla” in the “Principal Risks of Investing in the Fund” section.)

Leverage.  The Fund borrows money from banks to buy securities and pledge its assets in connection with the borrowing. If the interest expense of the borrowing is greater than the return on the securities bought, the use of leverage will decrease the return to shareholders in the Fund. Use of leverage also tends to magnify the volatility of the Fund’s returns. The greater the use of leverage by the Fund, the greater the risk of the volatility of the Fund’s returns.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

Consumer Discretionary Sector.  The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, inflation, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

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General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Industrials Sector.  The Fund’s investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the

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Baron Partners Fund

Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Risks of Emphasizing a Sector or Industry.  If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry may have a significant impact on the performance of the Fund’s overall portfolio. The economies and financial markets of certain regions — such as Latin America, Asia, and Europe and the Mediterranean region — can be interdependent and may all decline at the same time.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

Although Baron Partners Fund was registered as a mutual fund on April 30, 2003, it has been managed in the same style and by the same portfolio manager since the predecessor partnership’s inception on January 31, 1992, and since its conversion to a Delaware statutory trust structure on April 30, 2003. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor partnership’s. The following information shows the Fund’s annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a partnership and since it converted to a mutual fund. The predecessor partnership charged a 20% performance fee after it reached a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fee for the years the partnership charged a performance fee, the returns would have been higher. The Fund does not charge a performance fee. From its inception on January 31, 1992 through April 30, 2003, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended (the “Code”), which if they had been applicable, might have adversely affected its

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Baron Partners Fund

performance. The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, 10 years, and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	6/30/20: 49.36%
Worst Quarter:	6/30/22: (30.59)%

Average Annual Total Returns (for periods ended 12/31/22)

The following table shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes), which includes its predecessor partnership’s average annual returns, and the change in value of broad-based market indexes over various periods ended December 31, 2022. The table also shows the average annual returns of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes. Because the predecessor partnership did

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Baron Partners Fund

not have a distribution policy prior to May 1, 2003, the Fund is unable to show after-tax returns prior to that date.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a
401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2022

	1 year	5 years	10 years	Since Inception
BARON PARTNERS FUND
Retail Shares (Inception date: 1-31-92)
Return before taxes	(42.56)%	21.66%	19.17%	14.22%
Return after taxes on distributions	(42.88)%	20.79%	18.73%	N/A
Return after taxes on distributions and sale of Fund shares	(24.83)%	18.08%	16.72%	N/A
Institutional Shares* (Inception date: 5-29-09)
Return before taxes	(42.41)%	21.98%	19.49%	14.35%
R6 Shares* (Inception date: 8-31-16)
Return before taxes	(42.41)%	21.97%	19.48%	14.35%
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	(26.72)%	7.64%	11.41%	9.43%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(18.11)%	9.42%	12.56%	9.67%

*	Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

The Russell Midcap® Growth Index is an unmanaged index of mid-cap growth companies. The S&P 500 Index is an unmanaged index of larger-cap companies.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Ronald Baron has been the Lead Portfolio Manager of the Fund since its inception on April 30, 2003. Prior to that, he was the portfolio manager of the predecessor partnership from its inception on January 31, 1992 to April 30, 2003.

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Baron Partners Fund

Michael Baron has been the co-manager of the Fund since August 28, 2018. Mr. Ronald Baron founded the Adviser in 1987. Mr. Michael Baron joined the Adviser as a research analyst in September of 2004.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

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Baron Partners Fund

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Baron Focused Growth Fund

Investment Goal

The investment goal of Baron Focused Growth Fund® (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
BARON FOCUSED GROWTH FUND
Retail Shares	1.00%	0.25%	0.07%	1.32%
Institutional Shares	1.00%	0.00%	0.06%	1.06%
R6 Shares	1.00%	0.00%	0.05%	1.05%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON FOCUSED GROWTH FUND
Retail Shares	$134	$418	$723	$1,590
Institutional Shares	$108	$337	$585	$1,294
R6 Shares	$107	$334	$579	$1,283

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating

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Baron Focused Growth Fund

Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 22.34% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that invests for the long term primarily in equity securities in the form of common stock of U.S. small- and mid-sized growth companies. The Adviser defines small- and mid-sized companies as those, at the time of purchase, with market capitalizations up to the largest market cap stock in the Russell Midcap Growth Index at reconstitution. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation. Because of its long-term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges.

Principal Risks of Investing in the Fund

Non-Diversified Portfolio.  The Fund is non-diversified, which means it will likely have a greater percentage of its assets in a single issuer than a diversified fund. As a result, a non-diversified fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Fund’s performance compared to a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund. As of the date of this prospectus, about 11% of the Fund is invested in Tesla (“Tesla”) stock due to dramatic upward market movements in Tesla’s share price. For so long as the Fund maintains its investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund. (Please see “Tesla” in the “Principal Risks of Investing in the Fund” section.)

Tesla. As of the date of this prospectus, about 11% of the Fund’s assets are invested in Tesla stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a

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substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

Single Issuer. Single issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the net asset value of the Fund. Due to the size of the Fund’s investment in Tesla, about 11% of its assets as of the date of this prospectus, the net asset value of the Fund will be materially impacted by the price of Tesla stock. (Please see “Tesla” in the “Principal Risks of Investing in the Fund” section.)

Industry Concentration. From time to time, market fluctuations in the value of the Fund’s investments, combined with the Fund’s non-diversified portfolio, may result in the Fund being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. As a result, the Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, the Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of the Fund’s investment in Tesla, Inc., which represents about 11% of its assets as of the date of this prospectus, the Fund will be adversely impacted by developments affecting the automotive and energy industries, as well as governmental environmental regulations. (Please see “Tesla” in the “Principal Risks of Investing in the Fund” section.)

Growth Investing. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

Consumer Discretionary Sector.  The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, inflation, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening

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Baron Focused Growth Fund

monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Risks of Emphasizing a Sector or Industry.  If the Fund has invested a higher percentage of its total assets in a particular sector or industry, changes affecting that sector or industry may have a significant impact on the performance of the Fund’s overall portfolio. The economies and financial markets of certain regions — such as Latin America, Asia, and Europe and the Mediterranean region — can be interdependent and may all decline at the same time.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

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Performance

Although Baron Focused Growth Fund was registered as a mutual fund on June 30, 2008, it has been managed in the same style and by the same portfolio manager since the predecessor partnership’s inception on May 31, 1996. The Fund was added as a series of Baron Select Funds, a Delaware statutory trust, on June 30, 2008. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor partnership’s. The following information shows the Fund’s annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a partnership and since it converted to a mutual fund. The predecessor partnership charged a 15% performance fee after it reached a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fee for the years the partnership charged a performance fee, the returns would have been higher. The Fund does not charge a performance fee. From its inception on May 31, 1996 through June 30, 2008, the predecessor partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940, as amended (the “1940 Act”), or the Internal Revenue Code of 1986, as amended (the “Code”), which if they had been applicable, might have adversely affected its performance. The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, 10 years, and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

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Baron Focused Growth Fund

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	9/30/20: 43.62%
Worst Quarter:	6/30/22: (19.97)%

Average Annual Total Returns (for periods ended 12/31/22)

The following table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes), which includes its predecessor partnership’s average annual returns, and the change in value of broad-based market indexes over various periods ended December 31, 2022. The table also shows the average annual returns of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes. Because the predecessor partnership did not have a distribution policy prior to July 1, 2008, the Fund is unable to show after-tax returns prior to that date.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a
401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

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Baron Focused Growth Fund

Average Annual Total Returns for the periods ended December 31, 2022

	1 year	5 years	10 years	Since Inception
BARON FOCUSED GROWTH FUND
Retail Shares (Inception date: 5-31-96)
Return before taxes	(28.30)%	20.63%	15.10%	12.70%
Return after taxes on distributions	(30.07)%	18.88%	13.84%	12.17%
Return after taxes on distributions and sale of Fund shares	(15.35)%	17.13%	12.68%	11.49%
Institutional Shares* (Inception date: 5-29-09)
Return before taxes	(28.11)%	20.94%	15.39%	12.84%
R6 Shares* (Inception date: 8-31-16)
Return before taxes	(28.11)%	20.94%	15.40%	12.84%
Russell 2500™ Growth Index (reflects no deduction for fees, expenses or taxes)	(26.21)%	5.97%	10.62%	7.65%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(18.11)%	9.42%	12.56%	8.80%

*	Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

The Russell 2500™ Growth Index is an unmanaged index of small to mid-cap growth companies. The S&P 500 Index is an unmanaged index of larger-cap companies.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Ronald Baron has been the Lead Portfolio Manager of the Fund since its inception on June 30, 2008. Prior to that, he was the portfolio manager of the predecessor partnership from its inception on May 31, 1996 to June 30, 2008. David Baron has been the co-manager of the Fund since August 28, 2018. Mr. Ronald Baron founded the Adviser in 1987. Mr. David Baron joined the Adviser as a research analyst in July of 2005.

1-800-99BARON	19

Baron Focused Growth Fund

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum
Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

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Baron Focused Growth Fund

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

1-800-99BARON	21

Baron International Growth Fund

Investment Goal

The investment goal of Baron International Growth Fund® (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursements	Total Annual Fund Operating Expenses After Expense Reimbursements[1]
BARON INTERNATIONAL GROWTH FUND
Retail Shares	0.88%	0.25%	0.13%	1.26%	(0.06)%	1.20%
Institutional Shares	0.88%	0.00%	0.11%	0.99%	(0.04)%	0.95%
R6 Shares	0.88%	0.00%	0.11%	0.99%	(0.04)%	0.95%

[1]	BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2033, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expenses are not subject to the operating expense limitation) to 1.20% of average daily net assets of Retail Shares, 0.95% of average daily net assets of Institutional Shares, and 0.95% of average daily net assets of R6 Shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the

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Baron International Growth Fund

expense reimbursement agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON INTERNATIONAL GROWTH FUND
Retail Shares	$122	$381	$660	$1,455
Institutional Shares	$97	$303	$525	$1,166
R6 Shares	$97	$303	$525	$1,166

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 47.04% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a diversified fund that invests for the long term primarily in equity securities in the form of common stock of non-U.S. growth companies. Non-U.S. securities include securities that the Adviser determines are “non-U.S.” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. The Fund seeks to diversify its investments among several developed countries and developing countries throughout the world, although the Fund may only invest up to 35% of its net assets in developing countries. Developing countries include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes. The Fund may purchase securities of companies of any market capitalization. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

The Fund’s investments in non-U.S. securities generally are traded in currencies other than U.S. dollars, so the Adviser buys and sells foreign currencies to facilitate transactions in portfolio securities. The Adviser usually does not hedge against possible fluctuations in exchange rates, but exposure to a particular currency that the Adviser believes is overvalued may be hedged if the Fund has a substantial position in securities traded in that currency. The Fund may buy and sell currencies for cash at current exchange rates, or

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Baron International Growth Fund

use an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

Principal Risks of Investing in the Fund

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Developing Countries.  The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. These risks are greater for countries in the FM Index.

Currency.  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant, unpredictable and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, because exchange rate movements are volatile, the Fund’s attempts at hedging could be unsuccessful, and it may not be possible to effectively hedge the currency risks of many developing countries.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the

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Baron International Growth Fund

relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Risks Associated with China and Hong Kong.  The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. The United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go

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Baron International Growth Fund

down. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.

Risks Associated with Investing in Chinese Companies through Variable Interest Entities.  The Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, 10 years, and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON
(1-800-992-2766).

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Baron International Growth Fund

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	6/30/20: 28.24%
Worst Quarter:	3/31/20: (21.51)%

Average Annual Total Returns (for periods ended 12/31/22)

The following table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2022. The table also shows the average annual returns of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

1-800-99BARON	27

Baron International Growth Fund

Average Annual Total Returns for the periods ended December 31, 2022

	1 year	5 years	10 years	Since Inception
BARON INTERNATIONAL GROWTH FUND
Retail Shares (Inception date: 12-31-08)
Return before taxes	(27.47)%	1.92%	6.24%	8.77%
Return after taxes on distributions	(27.72)%	1.51%	5.84%	8.28%
Return after taxes on distributions and sale of Fund shares	(16.13)%	1.58%	5.06%	7.33%
Institutional Shares* (Inception date: 5-29-09)
Return before taxes	(27.29)%	2.17%	6.50%	9.04%
R6 Shares* (Inception date: 8-31-16)
Return before taxes	(27.28)%	2.16%	6.50%	9.03%
MSCI AC World ex USA Index (reflects no deduction for fees or expenses)	(16.00)%	0.88%	3.80%	6.13%
MSCI AC World ex USA IMI Growth Index (reflects no deduction for fees or expenses)	(23.49)%	1.39%	4.77%	7.04%

*	Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

The MSCI AC World ex USA Index Net USD and the MSCI AC World ex USA IMI Growth Index Net USD are unmanaged, free float-adjusted market capitalization weighted indexes. Both the MSCI AC World ex USA Index Net USD and the MSCI AC World ex USA IMI Growth Index Net USD are designed to measure the performance of large-, mid-, and small-cap securities across developed and emerging markets, excluding the United States. The MSCI AC World ex USA IMI Growth Index Net USD screens for growth-style securities.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Michael Kass has been the portfolio manager of the Fund since its inception on December 31, 2008. Mr. Kass has worked at the Adviser as an analyst since November of 2007.

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Baron International Growth Fund

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

1-800-99BARON	29

Baron International Growth Fund

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Baron Real Estate Fund

Investment Goal

The investment goal of Baron Real Estate Fund® (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
BARON REAL ESTATE FUND
Retail Shares	1.00%	0.25%	0.08%	1.33%
Institutional Shares	1.00%	0.00%	0.07%	1.07%
R6 Shares	1.00%	0.00%	0.07%	1.07%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON REAL ESTATE FUND
Retail Shares	$135	$421	$729	$1,601
Institutional Shares	$109	$340	$590	$1,306
R6 Shares	$109	$340	$590	$1,306

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating

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Baron Real Estate Fund

Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 112.74% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a diversified fund that, under normal circumstances, invests 80% of its net assets for the long term in equity securities in the form of common stock of U.S. and non-U.S. real estate and real estate-related companies of any market capitalization, and in companies which, in the opinion of BAMCO, Inc. (“BAMCO” or the “Adviser”), own significant real estate assets at the time of investment (“real estate companies”), however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

Real estate companies are companies that the Adviser determines are in the real estate industry based on their involvement in construction, ownership, management, operation, financing, refinancing, sales, leasing, development or rehabilitation of real estate or are in a real estate-related industry based on their provision of goods or services to the real estate industry.

A company is considered to own significant real estate assets if, in the opinion of the Adviser, the company has a substantial portion of its assets attributable to one or more of the following: (a) real estate owned or leased by the company as lessor or as lessee; or (b) the discounted value of the stream of fees or revenues derived from the management or operation of real estate.

Examples of companies that might qualify under one of these categories include:

∎	Real estate operating companies;
∎	Real estate investment trusts (“REITs”);
∎	Homebuilders;
∎	Hotel, hotel management companies and gaming companies;
∎	Real estate brokerage/services companies and/or management companies;
∎	Financial institutions that make or service mortgage loans;
∎	Manufacturers or distributors of construction materials and/or building supplies/products;
∎	Home furnishing and home improvement retail companies;
∎	Companies with significant real estate holdings such as supermarkets, restaurant chains and retail chains;
∎	Construction and engineering companies; and

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Baron Real Estate Fund

∎

Companies with infrastructure-related assets such as toll roads, bridges, tunnels, parking facilities, railroads, airports, broadcast and wireless towers, electric transmission and distribution lines, power generation facilities, hospitals and correctional facilities.

The Fund will invest more than 25% of its net assets in the real estate industry.

The investment policy of the Fund relating to the types of securities in which 80% of the Fund’s assets must be invested may be changed by the Fund’s Board of Trustees without shareholder approval upon at least 60 days’ notice.

Principal Risks of Investing in the Fund

Real Estate Industry.  In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets. Factors that could affect the value of the Fund’s holdings include the following: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from natural disasters and/or environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and functional obsolescence and appeal of properties to tenants.

Concentration.  The Fund’s strategy of concentrating in real estate and real estate-related companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

Consumer Discretionary Sector.  The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, inflation, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

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Baron Real Estate Fund

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term

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Baron Real Estate Fund

outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, 10 years, and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	6/30/20: 29.82%
Worst Quarter:	6/30/22: (20.70)%

Average Annual Total Returns (for periods ended 12/31/22)

The following table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2022. The table also shows the average annual returns of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

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Baron Real Estate Fund

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2022

	1 year	5 years	10 years	Since Inception
BARON REAL ESTATE FUND
Retail Shares (Inception date: 12-31-09)
Return before taxes	(28.61)%	7.38%	9.99%	12.66%
Return after taxes on distributions	(29.27)%	5.23%	8.70%	11.57%
Return after taxes on distributions and sale of Fund shares	(16.75)%	5.52%	8.05%	10.65%
Institutional Shares (Inception date: 12-31-09)
Return before taxes	(28.44)%	7.65%	10.28%	12.94%
R6 Shares* (Inception date: 1-29-16)
Return before taxes	(28.44)%	7.66%	10.28%	12.94%
MSCI USA IMI Extended Real Estate Index (reflects no deduction for fees, expenses or taxes)	(23.84)%	4.73%	8.59%	10.20%
MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)	(25.37)%	2.48%	5.20%	7.75%

*	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

The MSCI USA IMI Extended Real Estate Index Net USD is a custom index calculated by MSCI for, and as requested by, BAMCO. The index includes real estate and real estate-related GICS classification securities. The MSCI US REIT Index Net USD is a free float-adjusted market capitalization index that measures the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations.

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Baron Real Estate Fund

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Jeffrey A. Kolitch has been the portfolio manager of the Fund since its inception on December 31, 2009. Mr. Kolitch has worked at the Adviser as an analyst since September of 2005.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

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Baron Real Estate Fund

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

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Baron Real Estate Fund

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Baron Emerging Markets Fund

Investment Goal

The investment goal of Baron Emerging Markets Fund® (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
BARON EMERGING MARKETS FUND
Retail Shares	1.00%	0.25%	0.13%	1.38%
Institutional Shares	1.00%	0.00%	0.12%	1.12%
R6 Shares	1.00%	0.00%	0.13%	1.13%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON EMERGING MARKETS FUND
Retail Shares	$140	$437	$755	$1,657
Institutional Shares	$114	$356	$617	$1,363
R6 Shares	$115	$359	$622	$1,375

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund

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Baron Emerging Markets Fund

shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 43.74% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a diversified fund that, under normal circumstances, invests 80% of its net assets in equity securities in the form of common stock of growth companies domiciled, headquartered or whose primary business activities or principal trading markets are in developing countries. A developing country is a country included in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM Index. The Fund may invest up to 20% of its net assets in developed countries and in frontier countries as defined by the MSCI Frontier Markets (FM) Index. The Fund’s investments will be in at least three different countries. The Fund may purchase securities of companies of any market capitalization. The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

The Fund’s investments in developing countries generally are traded in currencies other than U.S. dollars, so the Adviser buys and sells foreign currencies to facilitate transactions in portfolio securities. The Adviser usually does not hedge against possible fluctuations in exchange rates, but exposure to a particular currency that the Adviser believes is overvalued may be hedged if the Fund has a substantial position in securities traded in that currency. The Fund may buy and sell currencies for cash at current exchange rates, or using an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The investment policy of the Fund relating to the types of securities in which 80% of the Fund’s assets must be invested may be changed by the Fund’s Board of Trustees without shareholder approval upon at least 60 days’ notice.

Principal Risks of Investing in the Fund

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

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Baron Emerging Markets Fund

Developing Countries.  The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM Index. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Currency.  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant, unpredictable and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, because exchange rate movements are volatile, the Fund’s attempts at hedging could be unsuccessful, and it may not be possible to effectively hedge the currency risks of many developing countries.

Risks Associated with China and Hong Kong.  The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. The United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. If China were to exert its authority so as to alter the economic,

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political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.

Risks Associated with Investing in Chinese Companies through Variable Interest Entities.  The Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law.

Risks of Emphasizing a Region, Country, Sector or Industry.  If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

Frontier Countries.  The Fund’s investments in frontier countries, which include countries in the MSCI Frontier Markets (FM) Index, are subject to all of the risks of non-U.S. investing generally and the risks of investing in developing countries, except that such risks are greater in frontier countries.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other

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Baron Emerging Markets Fund

adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, 10 years, and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

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Baron Emerging Markets Fund

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	6/30/20: 26.56%
Worst Quarter:	3/31/20: (25.07)%

Average Annual Total Returns (for periods ended 12/31/22)

The following table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2022. The table also shows the average annual returns of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a
401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

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Baron Emerging Markets Fund

Average Annual Total Returns for the periods ended December 31, 2022

	1 year	5 years	10 years	Since Inception
BARON EMERGING MARKETS FUND
Retail Shares (Inception date: 12-31-10)
Return before taxes	(25.99)%	(2.95)%	2.83%	2.51%
Return after taxes on distributions	(25.99)%	(2.99)%	2.82%	2.47%
Return after taxes on distributions and sale of Fund shares	(15.38)%	(2.15)%	2.29%	2.02%
Institutional Shares (Inception date: 12-31-10)
Return before taxes	(25.82)%	(2.70)%	3.10%	2.77%
R6 Shares* (Inception date: 1-29-16)
Return before taxes	(25.81)%	(2.69)%	3.10%	2.77%
MSCI EM (Emerging Markets) Index (reflects no deduction for fees or expenses)	(20.09)%	(1.40)%	1.44%	0.89%
MSCI EM (Emerging Markets) IMI Growth Index (reflects no deduction for fees or expenses)	(23.88)%	(1.06)%	2.65%	1.90%

*	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

The MSCI EM (Emerging Markets) Index Net USD and the MSCI EM (Emerging Markets) IMI Growth Index Net USD are unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI EM (Emerging Markets) Index Net USD is designed to measure the equity market performance of large- and mid-cap securities in emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD is designed to measure the equity market performance of large-, mid-, and small-cap securities in the emerging markets. The MSCI EM (Emerging Markets) IMI Growth Index Net USD screens for growth-style securities.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Michael Kass has been the portfolio manager of the Fund since its inception on December 31, 2010. Mr. Kass has worked at the Adviser as an analyst since November of 2007.

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Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

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Baron Emerging Markets Fund

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

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Baron Emerging Markets Fund

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Baron Global Advantage Fund

Investment Goal

The investment goal of Baron Global Advantage Fund® (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Manage- ment Fee	Distribu- tion (12b-1) Fee	Other Expenses		Total Other Expenses	Total Annual Fund Operating Expenses[1]	Expense Reimburse- ments	Total Annual Fund Operating Expenses After Expense Reimburse- ments[1]
			Oper- ating Expenses	Interest Expenses
BARON GLOBAL ADVANTAGE FUND
Retail Shares	0.85%	0.25%	0.09%	0.01%	0.10%	1.20%	(0.04)%	1.16%
Institutional Shares	0.85%	0.00%	0.08%	0.01%	0.09%	0.94%	(0.03)%	0.91%
R6 Shares	0.85%	0.00%	0.08%	0.02%	0.10%	0.95%	(0.03)%	0.92%

[1]	BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2033, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expenses are not subject to the operating expense limitation) to 1.15% of average daily net assets of Retail Shares, 0.90% of average daily net assets of Institutional Shares, and 0.90% of average daily net assets of R6 Shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

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Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON GLOBAL ADVANTAGE FUND
Retail Shares	$118	$368	$638	$1,409
Institutional Shares	$93	$290	$504	$1,120
R6 Shares	$94	$293	$509	$1,131

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 11.50% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities in the form of common stock of established and emerging markets companies located throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Index Net USD. At all times, the Fund will have investments in equity securities of companies in at least three countries outside of the U.S. Under normal conditions, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable). The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

Principal Risks of Investing in the Fund

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Developing Countries.  The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing

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countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. These risks are greater for countries in the FM Index.

Currency.  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant, unpredictable and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, because exchange rate movements are volatile, the Fund’s attempts at hedging could be unsuccessful, and it may not be possible to effectively hedge the currency risks of many developing countries.

Risks Associated with China and Hong Kong.  The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. The United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.

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Risks Associated with Investing in Chinese Companies through Variable Interest Entities.  The Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law.

Risks of Emphasizing a Region, Country, Sector or Industry.  If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio. The economies and financial markets of certain regions — such as Latin America, Asia, and Europe and the Mediterranean region — can be interdependent and may all decline at the same time.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

Technology.  Technology companies, including internet-related and information technology companies, as well as companies propelled by new technologies, may present the risk of rapid change and product obsolescence, and their successes may be difficult to predict for the long term. Some technology companies may be newly formed and have limited operating history and experience. Technology companies may also be adversely affected by changes in governmental policies, competitive pressures and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism, with little or no basis in the companies’ fundamentals or economic conditions.

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments

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affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year

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and by showing how the Fund’s average annual returns for 1, 5, 10 years, and since inception compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Year by Year Total Return (%) as of December 31 of Each Year (Retail Shares)

Best Quarter:	6/30/20: 46.30%
Worst Quarter:	6/30/22: (32.39)%

Average Annual Total Returns (for periods ended 12/31/22)

The following table below shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2022. The table also shows the average annual returns of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares

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in a tax-deferred account (including a
401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2022

	1 year	5 years	10 years	Since Inception
BARON GLOBAL ADVANTAGE FUND
Retail Shares (Inception date: 4-30-12)
Return before taxes	(51.69)%	3.95%	9.18%	8.99%
Return after taxes on distributions	(51.90)%	3.86%	9.13%	8.94%
Return after taxes on distributions and sale of Fund shares	(30.43)%	3.07%	7.56%	7.43%
Institutional Shares (Inception date: 4-30-12)
Return before taxes	(51.57)%	4.21%	9.43%	9.23%
R6 Shares* (Inception date: 8-31-16)
Return before taxes	(51.58)%	4.21%	9.44%	9.24%
MSCI ACWI Index (reflects no deduction for fees or expenses)	(18.36)%	5.23%	7.98%	7.95%
MSCI ACWI Growth Index (reflects no deduction for fees or expenses)	(28.61)%	6.37%	9.20%	8.95%

*	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

The MSCI ACWI Index Net USD and the MSCI ACWI Growth Index Net USD are unmanaged, free float-adjusted market capitalization weighted indexes. The MSCI ACWI Index Net USD and the MSCI ACWI Growth Index Net USD are designed to measure the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. The MSCI ACWI Growth Index Net USD screens for growth-style securities.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Alex Umansky has been the portfolio manager of the Fund since its inception on April 30, 2012. Mr. Umansky has worked at the Adviser as a portfolio manager since November of 2011.

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Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

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Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Goal

The investment goal of Baron Real Estate Income Fund® (the “Fund”) is a combination of capital appreciation and current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimburse ments	Total Annual Fund Operating Expenses After Expense Reimburse ments[1]
BARON REAL ESTATE INCOME FUND
Retail Shares	0.75%	0.25%	0.32%	1.32%	(0.27)%	1.05%
Institutional Shares	0.75%	0.00%	0.21%	0.96%	(0.16)%	0.80%
R6 Shares	0.75%	0.00%	0.22%	0.97%	(0.17)%	0.80%

[1]	BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2033, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expenses are not subject to the operating expense limitation) to 1.05% of average daily net assets of Retail Shares, 0.80% of average daily net assets of Institutional Shares, and 0.80% of average daily net assets of R6 Shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the expense reimbursement agreement described above. Although your

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actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON REAL ESTATE INCOME FUND
Retail Shares	$107	$334	$579	$1,283
Institutional Shares	$82	$255	$444	$990
R6 Shares	$82	$255	$444	$990

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 185.25% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities, however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase. The Fund may invest in debt securities that have a rating of, or equivalent to, at least “BBB” by S&P Global Ratings or “Baa” by Moody’s Investors Services, Inc., or if unrated, are judged by the Adviser to be of comparable quality. The Fund may invest up to 35% of its total assets in such securities. Some debt securities purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular debt security.

The Fund is likely to maintain a significant portion of its assets in real estate investment trusts (“REITs”). REITs pool money to invest in properties (“equity REITs”) or mortgages (“mortgage REITs”), and their revenue primarily consists of rent derived from owned, income producing real estate properties, and capital gains from the sale of such properties. The Fund generally invests in equity REITs.

The Adviser seeks to invest in businesses it believes have sustainable competitive advantages, exceptional management, opportunities for growth, and an attractive valuation.

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Principal Risks of Investing in the Fund

Real Estate Industry.  In addition to general market conditions, the value of the Fund will be affected by the strength of the real estate markets. Factors that could affect the value of the Fund’s holdings include the following: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from natural disasters and/or environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and functional obsolescence and appeal of properties to tenants.

REIT.  REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for favorable tax treatment under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Interest Rate.  The Fund is subject to greater interest rate risk when compared to other stocks funds due to the chance that periods of rising interest rates may cause REIT stock prices to decline and the overall cost of borrowing to increase.

Credit and Interest Rate.  The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. Recently, the U.S. Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. Any additional interest rate increases in the future could cause the value of the Fund’s holdings to decrease. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

Concentration.  The Fund’s strategy of concentrating in real estate income-producing and other real estate-related companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does

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not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of

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global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing changes in the Fund’s performance from year to year and by showing how the Fund’s annual returns for 1 and 5 years compared with that of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

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Total Return (%) for the year ended December 31 (Retail Shares)

Best Quarter:	3/31/19: 17.86%
Worst Quarter:	6/30/22: (18.43)%

Annual Total Returns (for periods ended 12/31/22)

The following table shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2022. The table also shows the average annual return of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

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Average Annual Total Returns for the periods ended December 31, 2022

	1 year	5 years	10 years	Since Inception
BARON REAL ESTATE INCOME FUND
Retail Shares (Inception date: 12-29-17)
Return before taxes	(27.61)%	6.70%	N/A	6.70%
Return after taxes on distributions	(28.00)%	6.21%	N/A	6.21%
Return after taxes on distributions and sale of Fund shares	(16.16)%	5.12%	N/A	5.12%
Institutional Shares (Inception date: 12-29-17)
Return before taxes	(27.43)%	6.91%	N/A	6.91%
R6 Shares (Inception date: 12-29-17)
Return before taxes	(27.41)%	6.89%	N/A	6.89%
MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)	(25.37)%	2.48%	N/A	2.48%

The MSCI US REIT Index is an unmanaged, free float-adjusted market capitalization index that measures the equity market performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Jeffrey A. Kolitch has been the portfolio manager of the Fund since its inception on December 29, 2017. Mr. Kolitch has worked at the Adviser as an analyst since September of 2005.

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Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

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Baron Real Estate Income Fund

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Baron Health Care Fund

Investment Goal

The investment goal of Baron Health Care Fund® (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimburse ments	Total Annual Fund Operating Expenses After Expense Reimburse ments[1]
BARON HEALTH CARE FUND
Retail Shares	0.75%	0.25%	0.21%	1.21%	(0.11)%	1.10%
Institutional Shares	0.75%	0.00%	0.15%	0.90%	(0.05)%	0.85%
R6 Shares	0.75%	0.00%	0.14%	0.89%	(0.04)%	0.85%

[1]	BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2033, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expenses are not subject to the operating expense limitation) to 1.10% of average daily net assets of Retail Shares, 0.85% of average daily net assets of Institutional Shares, and 0.85% of average daily net assets of R6 Shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the expense reimbursement agreement described above. Although your

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actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON HEALTH CARE FUND
Retail Shares	$112	$350	$606	$1,340
Institutional Shares	$87	$271	$471	$1,049
R6 Shares	$87	$271	$471	$1,049

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 71.55% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in equity securities in the form of common stock of companies engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. The Adviser uses various criteria to determine whether an issuer is engaged in activities related to the health care industry, including whether: (1) the issuer derives 50% or more of its revenues from activities in the health care industry; or (2) the issuer devotes 50% or more of its assets to producing sales from the health care industry. These companies may include, among others, pharmaceutical companies, biotechnology companies, life sciences tools and services companies, health care equipment companies, health care supplies companies, managed health care companies, health care services companies, health care facilities, health care distributors, and health care technology companies. The Fund strives to invest in multiple subsectors of the health care industry. The Fund’s allocation among the different subsectors of the health care industry will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, sustainable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks, however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase.

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Principal Risks of Investing in the Fund

Health Care Sector.  Investments in health care companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies are relatively small and have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product’s transition from development to production, or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Concentration.  The Fund’s strategy of concentrating in health care and related companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments

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affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

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Baron Health Care Fund

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing the Fund’s performance from year to year and by showing how the Fund’s annual returns for 1 year and since inception compared with that of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Total Return (%) for the year ended December 31 (Retail Shares)

Best Quarter:	6/30/20: 24.64%
Worst Quarter:	3/31/22: (10.03)%

Average Annual Total Returns (for periods ended 12/31/2022)

The following table shows the Fund’s Retail Shares’ annual returns and long-term performance (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2022. The table also shows the average annual return of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

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Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2022

	1 year	5 years	10 years	Since Inception
BARON HEALTH CARE FUND
Retail Shares (Inception date: 4-30-18)
Return before taxes	(17.10)%	N/A	N/A	13.61%
Return after taxes on distributions	(17.10)%	N/A	N/A	13.39%
Return after taxes on distributions and sale of Fund shares	(10.13)%	N/A	N/A	10.83%
Institutional Shares (Inception date: 4-30-18)
Return before taxes	(16.85)%	N/A	N/A	13.90%
R6 Shares (Inception date: 4-30-18)
Return before taxes	(16.90)%	N/A	N/A	13.90%
Russell 3000 Health Care Index (reflects no deduction for fees, expenses or taxes)	(6.10)%	N/A	N/A	12.06%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(18.11)%	N/A	N/A	10.22%

The Russell 3000 Health Care Index is an unmanaged index representative of companies involved in medical services or health care in the Russell 3000 Index. The S&P 500 Index is an unmanaged index of larger-cap companies.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Neal Kaufman has been the portfolio manager of the Fund since its inception on April 30, 2018. Mr. Kaufman has worked at the Adviser as an analyst since March of 2005.

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Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Baron FinTech Fund

Investment Goal

The investment goal of Baron FinTech Fund® (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursements	Total Annual Fund Operating Expenses After Expense Reimbursements[1]
BARON FINTECH FUND
Retail Shares	0.80%	0.25%	0.58%	1.63%	(0.43)%	1.20%
Institutional Shares	0.80%	0.00%	0.40%	1.20%	(0.25)%	0.95%
R6 Shares	0.80%	0.00%	0.38%	1.18%	(0.23)%	0.95%

[1]	BAMCO (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2033, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expenses are not subject to the operating expense limitation) to 1.20% of average daily net assets of Retail Shares, average daily net assets of Retail Shares, 0.95% of average daily net assets of Institutional Shares and 0.95% of average daily net assets of R6 shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a

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5% return each year and that the Fund’s operating expenses remain the same, giving effect to the expense reimbursement agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON FINTECH FUND
Retail Shares	$122	$381	$660	$1,455
Institutional Shares	$97	$303	$525	$1,166
R6 Shares	$97	$303	$525	$1,166

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 27.08% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that, under normal circumstances, invests at least 80% of its net assets in securities of companies that develop, use, or rely on innovative technologies or services, in a significant way, for banking, lending, capital markets, financial data analytics, insurance, payments, asset management, or wealth management. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks, including emerging market securities, however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase.

Principal Risks of Investing in the Fund

FinTech Companies.  FinTech Companies may be adversely impacted by government regulations, economic conditions and deterioration in credit markets. These companies may have significant exposure to consumers and businesses (especially small businesses) in the form of loans and other financial products or services. FinTech Companies typically face intense competition and potentially rapid product obsolescence. In addition, many FinTech Companies store sensitive consumer information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Many FinTech Companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could

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increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech Companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. FinTech Companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. FinTech Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of FinTech Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on FinTech Companies. Companies across a wide variety of industries are exploring the possible applications of fintech technologies. The extent of such technologies versatility has not yet been fully explored. Consequently, the Fund’s holdings may include equity securities of operating companies that focus on or have exposure to a wide variety of industries and the economic fortunes of certain companies held by the Fund may not be significantly tied to such fintech technologies. Such technologies ultimately may not have a material affect on the economic returns of the companies in which the Fund invests.

Information Technology Sector.  Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

IT Services Industry.  The IT services industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees, and the success of companies in the industry is subject to continued demand for IT services.

Financials Sector.  The financials industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Uncertainty in the banking and financial systems can result in significant and widespread deterioration in market and economic conditions by disrupting access to capital and other financial services, which could adversely affect the performance of the Fund.

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Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Concentration.  The Fund’s strategy of concentrating in financials companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many

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governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Developing Countries.  The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM Index. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing the Fund’s performance from year to year and by

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showing how the Fund’s annual returns for 1 year and since inception compared with that of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Total Return (%) for the year ended December 31 (Retail Shares)

Best Quarter:	6/30/20: 31.89%
Worst Quarter:	6/30/22: (22.51)%

Average Annual Total Returns (for periods ended 12/31/2022)

The following table shows the Fund’s Retail Shares’ annual and since inception return (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2022. The table also shows the average annual return of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

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Baron FinTech Fund

Average Annual Total Returns for the periods ended December 31, 2022

	1 year	5 years	10 years	Since Inception
BARON FINTECH FUND
Retail Shares (Inception date: 12-31-19)
Return before taxes	(33.46)%	N/A	N/A	3.99%
Return after taxes on distributions	(33.68)%	N/A	N/A	3.88%
Return after taxes on distributions and sale of Fund shares	(19.66)%	N/A	N/A	3.06%
Institutional Shares (Inception date: 12-31-19)
Return before taxes	(33.30)%	N/A	N/A	4.24%
R6 Shares (Inception date: 12-31-19)
Return before taxes	(33.30)%	N/A	N/A	4.24%
FactSet Global FinTech Index (reflects no deduction for fees, expenses or taxes)	(33.66)%	N/A	N/A	(4.87)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(18.11)%	N/A	N/A	7.66%

The Fund has changed its primary benchmark to the FactSet Global FinTech Index because the Adviser believes it better reflects the investment strategy of the Fund and it is more representative of the Fund’s investable universe. The FactSet Global FinTech Index is an unmanaged and equal-weighted index that measures the equity market performance of companies engaged in Financial Technologies, primarily in the areas of software and consulting, data and analytics, digital payment processing, money transfer, and payment transaction-related hardware. The S&P 500 Index is an unmanaged index of larger-cap companies.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Josh Saltman has been the portfolio manager of the Fund since its inception on December 31, 2019. Mr. Saltman has worked at the Adviser as an analyst since August of 2011.

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Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.
R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Goal

The investment goal of Baron New Asia Fund® (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursements	Total Annual Fund Operating Expenses after Expense Reimbursements[1]
BARON NEW ASIA FUND
Retail Shares	1.00%	0.25%	7.71%	8.96%	(7.51)%	1.45%
Institutional Shares	1.00%	0.00%	6.22%	7.22%	(6.02)%	1.20%
R6 Shares	1.00%	0.00%	6.95%	7.95%	(6.75)%	1.20%

[1]	BAMCO (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2033, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expenses are not subject to the operating expense limitation) to 1.45% of average daily net assets of Retail Shares, average daily net assets of Retail Shares, 1.20% of average daily net assets of Institutional Shares and 1.20% of average daily net assets of R6 shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a

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5% return each year and that the Fund’s operating expenses remain the same, giving effect to the expense reimbursement agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON NEW ASIA FUND
Retail Shares	$148	$459	$792	$1,735
Institutional Shares	$122	$381	$660	$1,455
R6 Shares	$122	$381	$660	$1,455

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 56.48% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a diversified fund that, under normal circumstances, invests 80% of its net assets in the common stock of companies located in Asia, which consists of all countries and markets in Asia, but including all other developed, developing, and frontier countries and markets in the Asian region. Certain developing market countries may also be classified as “frontier” market countries, which are a subset of developing market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The Adviser considers a company or other issuer to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. The Fund currently makes that determination based primarily on one or more of the following criteria with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region. The term “located” and the associated criteria listed above have been

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defined in such a way that the Fund has latitude in determining whether an issuer should be included within a region or country. The Fund may purchase securities of companies of any market capitalization but expects to emphasize mid and large-sized companies. The Adviser seeks to invest in businesses it believes has significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

For purposes of maintaining exposure of at least 80% of the Fund’s assets to equity securities of issuers located in Asia, the Fund may also invest in American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and other types of depository receipts with respect to issuers located in Asia. The Fund may also invest in privately placed and restricted securities.

The Fund’s investments are generally traded in currencies other than U.S. dollars, so the Adviser buys and sells foreign currencies to facilitate transactions in portfolio securities. The Adviser usually does not hedge against possible fluctuations in exchange rates, but exposure to a particular currency that the Adviser believes is overvalued may be hedged if the Fund has a substantial position in securities traded in that currency. The Fund may buy and sell currencies for cash at current exchange rates, or using an agreement to purchase or sell a specified currency at a specified future date or within a specified time period, at a price set at the time of the contract.

The investment policy of the Fund relating to the types of securities in which 80% of the Fund’s assets must be invested may be changed by the Fund’s Board of Trustees without shareholder approval upon at least 60 days’ notice.

Principal Risks of Investing in the Fund

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Developing Countries.  The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM Index. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes;

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pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Currency.  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Fund’s holdings can be significant, unpredictable and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Fund does not engage in extensive foreign currency hedging programs. Further, because exchange rate movements are volatile, the Fund’s attempts at hedging could be unsuccessful, and it may not be possible to effectively hedge the currency risks of many developing countries.

Risks Associated with China and Hong Kong.  The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. The United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down. In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.

Risks Associated with Investing in Chinese Companies through Variable Interest Entities.  The Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the

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VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law.

Risks Associated with India.  Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country).

Risks of Investing through Stock Connect.  The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

Depository Receipts.  Although depository receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depository receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Political, Social and Economic Risks of Investing in Asia.  The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth,

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inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.

Risks of Emphasizing a Region, Country, Sector or Industry.  If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

Frontier Countries.  The Fund’s investments in frontier countries, which include countries in the MSCI Frontier Markets (FM) Index, are subject to all of the risks of non-U.S. investing generally and the risks of investing in developing countries, except that such risks are greater in frontier countries.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or asset compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant

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events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing the Fund’s performance for its first full calendar year of operations and by showing how the Fund’s annual returns for 1 year and since inception compared with that of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Total Return (%) for the year ended December 31 (Retail Shares)

Best Quarter:	12/31/22: 6.47%
Worst Quarter:	3/31/22: (15.34)%

Average Annual Total Returns (for periods ended 12/31/2022)

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The following table shows the Fund’s Retail Shares’ annual and since inception return (before and after taxes) and the change in value of broad-based market indexes over various periods ended December 31, 2022. The table also shows the average annual return of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2022

	1 year	5 years	10 years	Since Inception
BARON NEW ASIA FUND
Retail Shares (Inception date: 7-30-21)
Return before taxes	(27.24)%	N/A	N/A	(19.15)%
Return after taxes on distributions	(27.24)%	N/A	N/A	(19.05)%
Return after taxes on distributions and sale of Fund shares	(16.12)%	N/A	N/A	(14.36)%
Institutional Shares (Inception date: 7-30-21)
Return before taxes	(26.94)%	N/A	N/A	(18.92)%
R6 Shares (Inception date: 7-30-21)
Return before taxes	(26.84)%	N/A	N/A	(18.92)%
MSCI AC Asia ex Japan Index (reflects no deduction for fees, expenses or taxes)	(19.67)%	N/A	N/A	(16.27)%
MSCI AC Asia ex Japan IMI Growth Index (reflects no deduction for fees, expenses or taxes)	(24.26)%	N/A	N/A	(19.95)%

The MSCI AC Asia ex Japan Index measures the performance of large and mid cap equity securities representation across 2 of 3 developed markets countries (excluding Japan) and 8 emerging markets countries in Asia. The MSCI AC Asia ex Japan IMI Growth Index measures the performance of large, mid, and small cap securities exhibiting overall growth style characteristics across 2 of 3 developed markets countries (excluding Japan) and 8 emerging market countries in Asia.

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Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Michael Kass and Anuj Aggarwal have been the co-managers of the Fund since its inception on July 30, 2021. Mr. Kass has worked at the Adviser as a portfolio manager since November of 2007. Mr. Aggarwal joined the Adviser as a research analyst in August of 2012.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares

$1,000,000

(Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)

		No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

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Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Baron Technology Fund

Investment Goal

The investment goal of Baron Technology Fund® (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management fee	Distribution (12b-1) Fee	Other Expenses[1]	Total Annual Fund Operating Expenses	Expense Reimbursements	Total Annual Fund Operating Expenses After Expense Reimbursements[1]
BARON TECHNOLOGY FUND
Retail Shares	0.80%	0.25%	5.81%	6.86%	(5.66)%	1.20%
Institutional Shares	0.80%	0.00%	5.62%	6.42%	(5.47)%	0.95%
R6 Shares	0.80%	0.00%	2.95%	3.75%	(2.80)%	0.95%

[1]	BAMCO (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term terminating on August 29, 2033, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expenses are not subject to the operating expense limitation) to 1.20% of average daily net assets of Retail Shares, 0.95% of average daily net assets of Institutional Shares, and 0.95% of average daily net assets of R6 shares. Only the Board of Trustees of the Fund may terminate the expense reimbursement agreement prior to its termination date.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving

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effect to the expense reimbursement agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON TECHNOLOGY FUND
Retail Shares	$122	$381	$660	$1,455
Institutional Shares	$97	$303	$525	$1,166
R6 Shares	$97	$303	$525	$1,166

Portfolio Turnover.  The Fund Pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended December 31, 2022, the Fund’s portfolio turnover rate was 19.13% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment strategies of the Fund

The Fund is a non-diversified fund that, under normal market conditions, invests at least 80% of its net assets in equity securities in the form of common stock of U.S. and non-U.S. technology companies of any market capitalization, selected for their durable growth potential from the development, advancement and use of technology, however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase. Technology companies may include those companies in the businesses of, among others: software, IT consulting, IT services, interactive home entertainment, interactive media and services, networking equipment, telecom services, communications equipment, technology hardware, storage and peripherals, electronic equipment, instruments and components, semiconductors and semiconductor equipment, and internet and direct marketing retail. Technology companies may be located anywhere in the world, including developing countries. A developing country is a country included in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM Index. BAMCO seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.

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Principal Risks of Investing in the Fund

Technology.  Technology companies, including internet-related and information technology companies, as well as companies propelled by new technologies, may present the risk of rapid change and product obsolescence, and their successes may be difficult to predict for the long term. Some technology companies may be newly formed and have limited operating history and experience. Technology companies may also be adversely affected by changes in governmental policies, competitive pressures and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism, with little or no basis in the companies’ fundamentals or economic conditions.

Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Concentration.  The Fund’s strategy of concentrating in technology and related companies means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening

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monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Fund’s investments. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Developing Countries.  The Fund invests in developing countries, which include countries in the MSCI Emerging Markets (EM) index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM index. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

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Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund (Retail Shares) by showing the Fund’s performance for its first full calendar year of operations and by showing how the Fund’s annual returns for 1 year compared with that of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available online at www.BaronFunds.com/performance or by calling 1-800-99BARON (1-800-992-2766).

Total Return (%) for the year ended December 31 (Retail Shares)

Best Quarter:	9/30/22: (4.68)%
Worst Quarter:	6/30/22: (25.96)%

Average Annual Total Returns (for period ended 12/31/2022)

The following table shows the Fund’s Retail Shares’ annual and since inception return (before and after taxes) and the change in value of broad-based market indexes for the year ended December 31, 2022. The table also shows the average annual return of the Fund’s Institutional Shares and R6 Shares, but it does not show after-tax returns.

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After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund’s shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt.

Average Annual Total Returns for the periods ended December 31, 2022

	1 year	5 years	10 years	Since Inception
BARON TECHNOLOGY FUND
Retail Shares (Inception date: 12-31-2021)
Return before taxes	(44.40)%	N/A	N/A	(44.40)%
Return after taxes on distributions	(44.40)%	N/A	N/A	(44.40)%
Return after taxes on distributions and sale of Fund shares	(26.28)%	N/A	N/A	(26.28)%
Institutional Shares (Inception date: 12-31-2021)
Return before taxes	(44.30)%	N/A	N/A	(44.30)%
R6 Shares (Inception date: 12-31-2021)
Return before taxes	(44.30)%	N/A	N/A	(44.30)%
MSCI ACWI Information Technology Index (reflects no deduction for fees, expenses or taxes)	(31.07)%	N/A	N/A	(31.07)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(18.11)%	N/A	N/A	(18.11)%

The MSCI ACWI Information Technology Index includes large and mid cap securities across 23 developed markets countries and 24 emerging markets countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard. The S&P 500 Index is an unmanaged index of larger-cap companies.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Michael Lippert and Ashim Mehra have been the co-managers of the Fund since its inception on December 31, 2021. Mr. Lippert has worked at the Adviser as an analyst since December of 2001 and as a portfolio manager since March

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of 2006. Mr. Mehra has worked at the Adviser as an analyst since July of 2011 and as a portfolio manager since May of 2018.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and non qualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

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	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-422-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

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Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s Distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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This Prospectus is for Baron Select Funds, which currently has twelve series, Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, Baron Technology Fund and Baron WealthBuilder Fund. If you are interested in Baron WealthBuilder Fund, please visit www.BaronFunds.com or contact us at 1-800-99BARON. If you are interested in Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund or Baron Durable Advantage Fund, which are series of Baron Investment Funds Trust, please visit www.BaronFunds.com or contact us at 1-800-99BARON.

Investment Goals

Baron Partners Fund	Capital appreciation.

Baron Focused Growth Fund	Capital appreciation.

Baron International Growth Fund	Capital appreciation.

Baron Real Estate Fund	Capital appreciation.

Baron Emerging Markets Fund	Capital appreciation.

Baron Global Advantage Fund	Capital appreciation.

Baron Real Estate Income Fund	Capital appreciation and current income.

Baron Health Care Fund	Capital appreciation.

Baron FinTech Fund	Capital appreciation.

Baron New Asia Fund	Capital appreciation.

Baron Technology Fund	Capital appreciation.

Additional Investment Strategies

The following is a description of additional investment strategies of Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund and Baron Technology Fund (each, a “Fund” and collectively, the “Funds”).

Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, and Baron

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Technology Fund may invest without limitation in the securities of non-U.S. issuers in U.S. denominated form known as American Depository Receipts. Baron Partners Fund and Baron Focused Growth Fund may also invest up to 25% of their respective total assets, and Baron Real Estate Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund and Baron Technology Fund may invest up to 35% of their respective total assets, directly in the securities of non-U.S. issuers that are not publicly traded in the U.S. and in Global Depository Receipts and European Depository Receipts.

Baron International Growth Fund may invest up to 25% of its total assets directly in the securities of U.S. issuers. In addition, the Fund may invest without limitation in the securities of non-U.S. issuers in U.S. denominated form known as American Depository Receipts.

Baron Emerging Markets Fund may invest up to 20% of its net assets in developed countries, frontier countries as defined by the MSCI Frontier Markets (FM) Index and in the securities of non-U.S. issuers in developed and frontier countries in U.S. denominated form known as American Depository Receipts.

Baron Global Advantage Fund may invest without limitation directly in the securities of U.S. and non-U.S. companies in any form, including, in the case of U.S. companies, European Depository Receipts and Global Depository Receipts, and in the case of non-U.S. companies, American Depository Receipts. At all times, Baron Global Advantage Fund will have investments in the securities of companies in at least three countries outside of the U.S. Under normal conditions, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable).

Baron New Asia Fund may invest up to 20% of its total assets directly in the securities of U.S. issuers. In addition, the Fund may invest without limitation in the securities of non-U.S. issuers in U.S. denominated form known as American Depository Receipts, Global Depository Receipts and other types of depository receipts with respect to issuers located in Asia.

The Funds may also sell securities short. Short selling occurs when the Funds sell a security that the Funds do not own. In order to do so, the Funds must borrow a security to deliver it to the purchaser and later buy that security in the market and return it to the lender. The Funds may establish short positions in securities that the Adviser believes have limited growth prospects or are over-priced, or in securities of companies the Adviser believes are poorly managed or have highly leveraged balance sheets. The Funds may also establish a short position in a security to hedge exposure to a particular company or to hedge exposure to a certain industry or sector of the market. The Funds may also short market indices to hedge against broad movements in the market. Generally, when the Funds take a short position, the Adviser believes that the security’s price will fall. If it falls sufficiently, the Funds will make money. If it instead increases in price, the Funds will lose money. The

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Funds will not use more than 35% of their respective total assets in maintaining short positions. The Adviser, in its sole discretion, may decide not to sell any securities short. The Adviser believes that the flexibility to execute a long and short strategy may reduce the short-term volatility inherent in the equity markets. However, the Adviser also believes short sales can be significantly more risky than long investments and, as a result, expects to employ this tactic relatively infrequently.

The Funds may invest up to 15% of their respective net assets in illiquid securities at the time of purchase. An illiquid security is one that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such investments may include private equity securities, private investments in public equity (“PIPE”) securities and other restricted securities.

The Funds may invest in debt securities of all types and repurchase agreements for those securities. Debt securities include corporate bonds, government securities, repurchase agreements, loans and loan participations, mortgage-backed securities and other securities that the Funds believe have debt-like characteristics, including hybrids and synthetic securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. The Funds may invest in debt securities that have a rating of, or equivalent to, at least “BBB” by S&P Global Ratings or “Baa” by Moody’s Investors Services, Inc., or if unrated, are judged by the Adviser to be of comparable quality. Each Fund may invest up to 35% of its total assets in such securities. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular debt security.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such circumstances, the Adviser may invest all or a portion of the Funds’ assets in cash or cash equivalents, such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short term debt instruments, and repurchase agreements. Taking such a temporary defensive position may cause the Funds not to achieve their investment goals.

Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund and Baron Technology Fund may borrow from a bank up to 33% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made, subject to exceptions for borrowings of up to 5% for temporary or emergency

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purposes. As noted earlier in the Prospectus, Baron Partners Fund may borrow money from banks to take advantage of opportunities to invest (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money.

Companies in which the Funds invest may be subject to corporate actions, including mergers and acquisitions. The Adviser may, in its discretion, choose to receive shares of the combined entity where it concludes that it is in the best interest of the Funds’ shareholders to do so. Such a decision may result in the Funds owning shares of an issuer outside of the Funds’ market cap range.

The Funds may enter into swap transactions.

The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the “Investment Strategies and Risks” section beginning on page 3 of the Statement of Additional Information (“SAI”). Those strategies and restrictions that are identified as “fundamental” may only be changed with shareholder approval, while the others may be changed by the Board of Trustees (the “Board”) without shareholder approval upon at least 60 days’ notice.

Investment Criteria and Process

In making investment decisions for Baron Funds®, the Adviser seeks to invest in businesses that it believes have:

1.	significant opportunities for growth;

2.	sustainable competitive advantages;

3.	exceptional management; and

4.	an attractive valuation.

The Adviser’s research process includes examining companies from many perspectives through numerous interviews with company managements and site visits. The Adviser also interviews a company’s employees, as well as its customers, suppliers, and competitors to determine whether the information gained from these parties is consistent with senior management’s objectives and the Adviser’s independent findings. Through these and other inquiries, the Adviser becomes an expert in the industries in which it invests and acquires a thorough understanding of the prospects of its investments in their competitive landscape. The Adviser also studies industry data, statistics and trends. The Adviser invests without regard for market trends.

The Funds purchase stocks that the Adviser believes are attractively priced relative to the Adviser’s projections of intrinsic value. The most critical component of the Adviser’s investment decisions is the quality of a company, as measured by its growth prospects, management, business model, competitive position, capital structure and valuation.

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In building its portfolios, the Adviser does not use a market benchmark, nor does it, with the exception of Baron Real Estate Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund and Baron Technology Fund, aim to underweight or overweight any sectors or industries. The Adviser seeks to invest in businesses before their long-term growth prospects are appreciated by other investors. The Funds may make significant investments in companies in which the Adviser has great conviction. Of course, there can be no guarantee that the Funds will be successful at achieving their investment goals.

The Adviser believes that its analysis of environmental, social, and governance (“ESG”) factors may benefit its research and investment process. Among the resources the Adviser uses to generate ESG information that may be integrated into its analysis are: proprietary company and industry-specific ESG research; third-party ESG ratings and research; portfolio reviews of ESG-related data; and ESG-specific engagements with investee companies. The Adviser also has established publicly available ESG policies that incorporate ESG considerations, including, an “ESG Policy,” “Exclusion Policy,” “Statement on Climate Change,” and “Proxy Voting Policies and Procedures.” The Adviser believes that, in addition to helping to identify and mitigate investment risk, ESG analysis also may help to frame or illuminate potential opportunities within investee companies for, among other benefits, revenue enhancement, cost reduction, margin improvement, and improved returns on capital. Depending on the company, ESG considerations may be an important part of the Adviser’s investment analysis, and factoring the impact of these risks and opportunities into its valuation could sway its investment decisions. Because the Funds are not ESG-focused funds, these considerations may not be conclusive or employed in the analysis of all companies, and securities of companies may be purchased and/or retained by the Funds for reasons other than ESG factors.

The Funds have a long-term outlook and often invest in businesses for several years. The Funds hope for significant business growth and stock price appreciation over that time period. As long-term investors in businesses, the Funds are designed for long-term shareholders. The Funds are not designed, or intended to be suitable, for investors who intend to purchase and then sell their Fund shares within a 90 day period (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 138-140 of this Prospectus).

Additional Investment Risks

Consumer Discretionary Sector.  The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, inflation, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

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Credit and Interest Rate.  The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines. Recently, the U.S. Federal Reserve has been raising interest rates from historically low levels. It may continue to raise interest rates. Any additional interest rate increases in the future could cause the value of the Fund’s holdings to decrease. The magnitude of these fluctuations will be greater when the maturity of the debt securities is longer.

Currency.  This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the Funds’ holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar and whether currency positions are hedged. Under normal conditions, the Funds do not engage in extensive foreign currency hedging programs. Further, exchange rate movements are volatile, the Funds’ attempts at hedging could be unsuccessful, and it may not be possible to effectively hedge the currency risks of many developing countries.

Cybersecurity.  The use of the Internet and other electronic media and technology exposes the Funds, and the Funds’ service providers, and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “cyber incidents”). Cyber incidents may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from computer viruses or other malicious software code, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. In addition to intentional cyber incidents, unintentional cyber incidents can occur, such as, for example, the inadvertent release of confidential information. Any cyber incident could adversely impact the Funds and their shareholders and cause the Funds to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. A cyber incident may cause the Funds, or their service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Funds’ net asset value per share (“NAV”), or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Funds and their service providers. In addition, cyber incidents affecting issuers in which the Funds invest could cause the Funds’ investments to lose value. The Adviser has established risk management systems

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reasonably designed to seek to reduce the risks associated with cyber incidents. However, there is no guarantee that the efforts of the Adviser or its affiliates, or other service providers, will succeed, either entirely or partially. The nature of malicious cyber attacks is becoming increasingly sophisticated and the Funds and the Adviser, and its relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third party service providers.

Depositary Receipts.  Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Developing Countries.  The Funds invest in developing countries, which include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes. The definition of developing countries for Baron Emerging Markets Fund excludes countries in the FM Index. Investments in developing countries are subject to all of the risks of non-U.S. investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation. These risks are greater for countries in the FM Index.

Failure of Financial Service Providers.  The failure of a bank, lender, broker, custodian or other financial service provider (each, a “Financial Service Provider”), with which the Funds or their portfolio companies have a commercial relationship could adversely affect, among other things, the Funds’ and their portfolio companies’ ability to access deposits, establish new lines of credit or utilize existing lines of credit (or the costs and terms associated with such lines of credit), consummate transactions and meet obligations, which in turn could have a material adverse impact on the Funds and their portfolio companies. These and any related events could negatively impact the value and liquidity of a Fund’s investments, even beyond any direct exposure that the Fund may have to a Financial Service Provider issuer or issuers directly affected by the failure of a Financial Service Provider. While the Funds will seek to utilize Financial Service Providers that they believe are creditworthy and capable of fulfilling their obligations to the Funds, the failure of a Financial Service Provider may be caused by a variety of factors that are outside of the Funds’ control, including negative market sentiment, a rapidly changing interest rate environment, a

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“run” on withdrawals, fraud, increase in defaulted loans, poor performance or accounting irregularities.

Assets held by regulated Financial Service Providers in the U.S. are frequently insured up to stated amounts by organizations such as the Federal Deposit Insurance Corporation, in the case of banks, or the Securities Investor Protection Corporation, in the case of certain broker-dealers. Although governmental intervention resulted in additional protections for depositors in connection with the failures of Silicon Valley Bank and Signature Bank in March 2023, concerns about the overall financial health and stability of the U.S. banking sector remains high, with many bank stocks trading at significantly lower prices than they did before the crisis began. Further governmental intervention may be required to stabilize the U.S. banking sector in the future if additional U.S. banks, particularly larger banks, appear to be at a risk of failure; however, there is no guarantee that there will be such governmental intervention in the future or that such governmental intervention will avoid the risk of loss of, or delays in accessing, uninsured amounts. It is also possible that further government intervention could result in other unforeseen adverse impacts on the economy over the short or long term. At this time, it is not clear if there will be additional bank failures.

Neither the Funds nor their portfolio companies expect to limit deposit or other accounts at any particular Financial Service Provider to the minimum insured amounts. As a result, the Funds and their portfolio companies are subject to losses in respect of uninsured accounts in the event of Financial Service Provider failures. The Funds’ and their portfolio companies’ ability to spread its banking and other financial relationships among multiple Financial Service Providers may be limited by certain contractual arrangements, including requirements of credit facilities (e.g., “subscription” lines) and other business, operational and administrative considerations.

Financials Sector.  The financials industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Uncertainty in the banking and financial systems can result in significant and widespread deterioration in market and economic conditions by disrupting access to capital and other financial services, which could adversely affect the performance of the Funds.

FinTech Companies.  FinTech Companies may be adversely impacted by government regulations, economic conditions and deterioration in credit markets. These companies may have significant exposure to consumers and businesses (especially small businesses) in the form of loans and other financial products or services. FinTech Companies typically face intense competition and potentially rapid product obsolescence. In addition, many FinTech Companies store sensitive consumer

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information and could be the target of cybersecurity attacks and other types of theft, which could have a negative impact on these companies. Many FinTech Companies currently operate under less regulatory scrutiny than traditional financial services companies and banks, but there is significant risk that regulatory oversight could increase in the future. Higher levels of regulation could increase costs and adversely impact the current business models of some FinTech Companies. These companies could be negatively impacted by disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers. FinTech Companies involved in alternative currencies may face slow adoption rates and be subject to higher levels of regulatory scrutiny in the future, which could severely impact the viability of these companies. FinTech Companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The customers and/or suppliers of FinTech Companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on FinTech Companies. Companies across a wide variety of industries are exploring the possible applications of fintech technologies. The extent of such technologies versatility has not yet been fully explored. Consequently, the Fund’s holdings may include equity securities of operating companies that focus on or have exposure to a wide variety of industries and the economic fortunes of certain companies held by the Fund may not be significantly tied to such fintech technologies. Such technologies ultimately may not have a material affect on the economic returns of the companies in which the Fund invests.

Frontier Countries.  The Fund’s investments in frontier countries, which include countries in the MSCI Frontier Markets (FM) Index, are subject to all of the risks of non-U.S. investing generally and the risks of investing in developing countries, except that such risks are greater in frontier countries.

General Stock Market.  Fund losses may be incurred due to declines in one or more markets in which Fund investments are made. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). In addition, turbulence as has recently been experienced, caused, among other reasons, by increased inflation, tightening monetary policy and interest rate increases by the US Federal Reserve or similar international bodies, and reduced liquidity in financial markets may continue to negatively affect many issuers, which could have an adverse effect on your Fund investment. Events involving limited liquidity, defaults, non-performance or other adverse developments that affect one industry, such as the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of the Funds’ investments. Global

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economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market, such as Russia’s invasion of Ukraine in February 2022 and the world-wide response to it, have and may continue to adversely impact issuers and markets worldwide. The coronavirus disease 2019 (COVID-19) global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting travel and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, have had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, because growth stocks tend to be sensitive to changes in their earnings and to increasing interest rates and inflation, they tend to be more volatile than other types of stocks. In response, from time to time, growth investing as an investment style may go out of favor with investors.

Health Care Sector.  Investments in health care companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies are relatively small and have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product’s transition from development to production, or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Illiquid Securities.  Illiquid securities, which include securities that are not publicly traded such as private equity securities, PIPE securities and other restricted securities, may be difficult to sell or may be subject to agreements that prohibit or limit their sale or other disposition. This investment approach requires a long-term outlook and

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may involve more risk. The Funds may invest up to 15% of their respective net assets in illiquid securities at the time of purchase. Subsequently, if as a result of changes in portfolio, illiquid securities exceed 15% of net assets, a Fund may not acquire any additional illiquid securities and the Adviser will take such steps as it considers appropriate to reduce the percentage within a reasonable time. An illiquid security is one that a Fund reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security.

Industry Concentration.  Certain Funds are subject to the risks of industry concentration, because the Fund’s investments may be concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. As a result, the Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a less-concentrated portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, the Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of their investment in Tesla as of the date of this prospectus, the Baron Partners Fund and the Baron Focused Growth Fund will be adversely impacted by developments affecting the automotive and energy industries, as well as governmental environmental regulations. (Please see “Tesla” in the “Information about the Funds—Additional Investment Risks” section of the Prospectus and the “Principal Risks of Investing in the Fund” sections of each summary section of the Prospectus.)

Information Technology Sector.  Companies in the information technology sector are subject to rapid changes in technology product cycles; rapid product obsolescence; government regulation; and increased competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies and companies that rely heavily on technology tend to be more volatile than the overall market and also are heavily dependent on patent and intellectual property rights. In addition, information technology companies may have limited product lines, markets, financial resources or personnel.

IT Services Industry.  The IT services industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees, and the success of companies in the industry is subject to continued demand for IT services.

Initial Public Offerings.  The prices of securities purchased in initial public offerings (“IPOs”) can be very volatile and/or decline shortly after the IPO. Securities issued in

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IPOs have no trading history, and information about the issuing companies may be available for only very limited periods. The effect of IPOs on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. If a Fund’s historical performance was impacted by gains from IPOs and/or secondary offerings, there is no guarantee that these results can be repeated or that a Fund’s level of participation in IPOs and secondary offerings will be the same in the future.

Industrials Sector.  The Fund’s investments are exposed to issuers conducting business in the Industrials Sector. The Industrials Sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery and companies that offer construction and engineering services. It also includes providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services. It also includes companies that provide transportation services. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Industrials Sector. The prices of the securities of companies operating in the Industrials Sector may fluctuate due to the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Interest Rate.  Certain Funds are subject to greater interest rate risk when compared to other stocks funds due to the chance that periods of rising interest rates may cause REIT stock prices to decline and the overall cost of borrowing to increase.

Large Positions.  The Funds may establish relatively large positions in companies in which the Adviser has great conviction. Movement in the prices of securities in which the Funds hold large positions could have a significant impact on the Funds’ NAVs. These large positions may represent a significant part of a company’s outstanding stock, and sales by the Funds or a Fund could adversely affect stock prices. A Fund’s returns may be more volatile than those of a fund that does not establish large positions.

Long-Term Outlook and Projections.  The Funds are designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which could negatively affect the impact of that stock in the Funds’ portfolios.

Non-Diversification and Focus.  Funds that are less diversified across geographic regions, countries, industries, or individual companies are generally riskier than more

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diversified funds. If a Fund has invested a higher percentage of its total assets in a particular region, sector or industry, changes affecting that region, sector or industry may have a significant impact on the performance of that Fund’s overall portfolio.

Non-Diversified Portfolio.  Certain Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the fund’s performance compared to a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing it to a greater risk of loss in any given period than a diversified fund. As of the date of this prospectus, a significant portion of each of the Baron Partners Fund and the Baron Focused Growth Fund is invested in Tesla stock due to dramatic upward market movements in Tesla’s share price. For so long as these Funds maintain their investment in Tesla, their performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in these Funds. (Please see “Tesla” in the “Information about the Funds—Additional Investment Risks” section of the Prospectus and the “Principal Risks of Investing in the Fund” sections of each summary section of the Prospectus.)

Non-U.S. Securities.  Investments in non-U.S. securities may involve additional risks to those inherent in investments in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, uncertain tax laws, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or imposition of high taxes. Trading in the underlying securities of the Funds may take place in various foreign markets on certain days when the Funds are not open for business and do not calculate NAVs. As a result, NAVs may be significantly affected on days when shareholders cannot make transactions.

Prepayment.  Many types of debt securities are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Real Estate Industry.  In addition to general market conditions, the value of the Funds will be affected by the strength of the real estate markets. Factors that could

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affect the value of the Funds’ holdings include the following: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from natural disasters and/or environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; and functional obsolescence and appeal of properties to tenants.

REIT.  REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for favorable tax treatment under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Risks of Emphasizing a Region, Country, Sector or Industry.  If a Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of that Fund’s overall portfolio. The economies and financial markets of certain regions — such as Latin America, Asia, and Europe and the Mediterranean region — can be interdependent and may all decline at the same time.

Risks Associated with China and Hong Kong.  The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. China’s economy, particularly its export-oriented industries, may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S. The United States has imposed tariffs and other trade barriers on Chinese exports, has restricted sales of certain categories of goods to China, and has established barriers to investments in China. Trade disputes may adversely affect the economies of the United States and its trading partners, as well as companies directly or indirectly affected and financial markets generally. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt unification of Taiwan by force, or if other geopolitical conflicts develop or get worse, economies, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s assets may go down. In addition, as its consumer class continues to grow, China’s domestically

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oriented industries may be especially sensitive to changes in government policy and investment cycles. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.

Risks Associated with Investing in Chinese Companies through Variable Interest Entities.  The Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law. Thus, the remedies and rights of investors such as the Fund may be limited in such circumstances. If these risks materialize, the value of investments in VIEs could be adversely affected and the Fund could incur significant losses with no recourse available.

Risks of Investing through Stock Connect.  The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

Risks Associated with India.  Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. Religious, cultural and military disputes persist in India and between India

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and Pakistan (as well as sectarian groups within each country).

Short Sales.  If the price of the stock sold short increases after the sale, the Funds will lose money because they will have to pay a higher price to repurchase the borrowed stock when they close their short position. The Funds may not be able to close out a short position at an acceptable price or time and the loss of value on a short sale is theoretically unlimited. The Funds have to borrow the securities to enter into the short sale. If the lender demands the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities. If this occurs at the same time other short-sellers are trying to borrow or buy the securities, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Funds will have to cover their short positions at an unfavorable price. This could happen regardless of whether or not the prospects for a business are favorable or unfavorable.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Specific Securities.  Earnings, cash flows and valuations projected by the Adviser for a long position may not be achieved, which could negatively affect the impact of that stock in a Fund’s portfolio. With respect to a short position held by a Fund, the company or the securities markets may have favorable developments or news that positively affect the stock market price of that company, which in turn, could result in a loss for the Fund.

Swaps.  The Funds may enter into equity swap transactions. Equity swap transactions are entered into with financial intermediaries through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions. There is no central clearing or, unless the parties provide for it, guaranty function in an OTC option or derivative, including certain swaps. As a result, if the Counterparty fails to make or take delivery of the security or other instrument, or fails to make a cash settlement payment due in accordance with the option, the Funds will lose any premium they paid for the option as well as any anticipated benefit of the transaction.

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Taxes.  Each of the Funds has elected to be treated, and intends to qualify each year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify for the special U.S. federal income tax treatment afforded to regulated investment companies, each Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in the “U.S. Federal Income Taxation” section on pages 142-144 of this Prospectus. If for any taxable year a Fund fails to qualify for the special U.S. federal income tax treatment afforded to regulated investment companies, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to the Fund’s shareholders) and the Fund’s income available for distribution will be reduced. (Please see the “U.S. Federal Income Taxation” section on pages 142-144 of this Prospectus, and the “Taxation of the Funds” section on pages 46-53 in the SAI.)

Technology.  Technology companies, including internet-related and information technology companies, as well as companies propelled by new technologies, may present the risk of rapid change and product obsolescence, and their successes may be difficult to predict for the long term. Some technology companies may be newly formed and have limited operating history and experience. Technology companies may also be adversely affected by changes in governmental policies, competitive pressures and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism, with little or no basis in the companies’ fundamentals or economic conditions.

Volatility.  The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors (typically five years or longer).

Single Issuer.  Single issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the net asset value of the Fund. Due to the size of the investment in Tesla by each of the Baron Partners Fund and the Baron Focused Growth Fund as of the date of this prospectus, the net asset value of each of those Funds will be materially impacted by the price of Tesla stock. (Please see “Tesla” in the “Information about the Funds—Additional Investment Risks” section of the Prospectus and the “Principal Risks of Investing in the Fund” sections of each summary section of the Prospectus.)

Tesla.  As of the date of this prospectus, a significant portion of each of the Baron Partners Fund and the Baron Focused Growth Fund is invested in Tesla stock. Therefore, each of those Funds is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, each Fund’s performance would be

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adversely affected. Before investing in either of those Funds, investors should carefully consider publicly available information about Tesla. There can be no assurances that either of those Funds will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage each of those Fund’s portfolios, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as each of those Funds maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in these Funds.

Share Classes

The Funds offer three classes of shares, Retail Shares, Institutional Shares and R6 Shares, which differ only in their ongoing fees and eligibility requirements. Retail Shares are available to all investors, and investment minimums range from $500 to $2,000 per Fund, depending on the account type. Institutional Shares are for investments in the amount of $1,000,000 or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of the Baron Funds® through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Baron Funds® for those services. Shareholders meeting the eligibility requirements for the Institutional Shares may also purchase Institutional Shares directly without paying a sales charge or any other additional fees. Baron WealthBuilder Fund, employees/Directors of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and non-qualified) are not subject to the eligibility requirements for Institutional Shares. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans) (collectively, “Qualified Plans”), health savings accounts (HSAs), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 403(b) plans, 457 plans, including 457(a) governmental entity plans and tax- exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with the Adviser, and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. R6 Shares are not available to traditional and Roth Individual Retirement Accounts, SEPs, SARSEPs and individual 403(b) plans. Institutional Shares are available to such accounts or plans to the extent they are purchased through an eligible fee-based program. R6 Shares are also not available to retail, to advisory fee-based wrap programs or to adviser-sold donor-advised funds. There is no minimum initial investment for Qualified Plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Funds. All other R6 eligible investors must

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meet a minimum initial investment of at least $5,000,000 per Fund. For more information, please see the “How to Purchase Shares” section on pages 130-132 of this Prospectus. The Funds reserve the right, without prior notice, to change the eligibility requirements of its share classes, including the types of investors who are eligible to purchase each share class.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Management of the Funds

The Board oversees the management of the Funds. A list of the Trustees and the Funds’ officers may be found in the SAI. BAMCO is located at 767 Fifth Avenue, New York, NY 10153, and is responsible for portfolio management. BAMCO serves as investment adviser to other registered mutual funds, including Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund and Baron Durable Advantage Fund. Baron Capital, Inc. (“BCI” or the “Distributor”), an SEC registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”) serves as the distributor of the shares of the Funds. BAMCO and BCI, along with their affiliate, Baron Capital Management, Inc., are wholly owned subsidiaries of Baron Capital Group, Inc., a holding company (“BCG” or the “Firm”).

Ronald Baron is the Founder, Chief Executive Officer and Chairman of the Firm and, with his family, is the principal owner of BCG. Linda S. Martinson is the President and Chief Operating Officer of the Firm and Chairman of the Funds and has been with the Firm since 1983.

The portfolio managers for the Funds are senior members of the Adviser’s research team and are responsible for stock selection and overseeing portfolio structure of the Funds.

Mr. Ronald Baron has been the portfolio manager of Baron Partners Fund and Baron Focused Growth Fund since their respective inceptions as limited partnerships on January 31, 1992 and May 31, 1996. Michael Baron has been the co-manager of Baron Partners Fund since August 28, 2018. David Baron has been the co-manager of Baron Focused Growth Fund since August 28, 2018. Mr. Ronald Baron has been the portfolio manager of the Baron WealthBuilder Fund since its inception on December 29, 2017. Michael Baron has been the co-manager of Baron WealthBuilder Fund since December 8, 2020. In addition, Mr. Ronald Baron has managed two registered mutual funds, Baron Asset Fund, a series of Baron Investment Funds Trust, since its inception on June 12, 1987 until January 23, 2008, and Baron Growth Fund,

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a series of Baron Investment Funds Trust, since its inception on December 31, 1994 to the present. Mr. Ronald Baron has managed money for others since 1975. Mr. Ronald Baron is also a senior member of the Adviser’s research team. The Funds’ SAI provides additional information about Mr. Ronald Baron’s compensation, other accounts managed by Mr. Ronald Baron and his ownership in shares of the Funds.

Mr. Michael Baron has worked at the Adviser as an analyst since September of 2004. From 2003 to 2004, Mr. Michael Baron worked at Glenhill Capital as a research analyst.

Mr. David Baron has worked at the Adviser as an analyst since July of 2005. From 2002 to 2005, Mr. David Baron worked at Jeffries and Company as a gaming analyst.

Michael Kass has been the portfolio manager of Baron International Growth Fund, Baron Emerging Markets Fund, and co-manager of Baron New Asia Fund since their respective inceptions on December 31, 2008, December 31, 2010, and April 30, 2021. He joined the Adviser in 2007 to develop an international growth strategy. From 1996 until 2003, Mr. Kass co-managed the Furman Selz Large Cap Growth portfolios, and beginning in 1998, he co-founded the Artemis Funds, a long-short strategy with a similar discipline as Large Cap Growth. In 2003, Mr. Kass formed Artemis Advisors, LLC to acquire the Artemis Funds from ING Furman Selz. Mr. Kass spent ten years in equity investment management at ING Furman Selz, and was named a senior managing director and portfolio manager in 1996. From 1989 until 1993, he was an associate in investment banking at Lazard Frères. Mr. Kass began his career in 1987 as an analyst in corporate finance at Bear, Stearns & Co. Inc.

Jeffrey A. Kolitch has been the portfolio manager of Baron Real Estate Fund and Baron Real Estate Income Fund since their respective inceptions on December 31, 2009 and December 29, 2017. He joined the Adviser in 2005 to develop a real estate growth strategy. From 1995 until 2005, Mr. Kolitch worked at Goldman Sachs & Co., starting as an associate in the Equities Division where he became a Vice President in 1999. In 2000, he was selected to join the Equity Capital Markets Group as a Vice President in New York, and in 2002, Mr. Kolitch was named a Managing Director in Hong Kong. From 2004 until 2005, he served as a Managing Director in Goldman Sachs’ Equity Capital Markets Group in New York.

Alex Umansky has been the portfolio manager of Baron Global Advantage Fund since its inception on April 30, 2012. In addition, he has been the portfolio manager of Baron Fifth Avenue Growth Fund and Baron Durable Advantage Fund, each a series of Baron Investment Funds Trust, since their respective inceptions on November 1, 2011 and December 29, 2017. Prior to joining the Adviser, Mr. Umansky was a co-manager of the Morgan Stanley Opportunity Fund from 2007 to 2011, the Morgan Stanley Global Opportunity Fund from 2008 to 2011, and the Morgan Stanley International Opportunity Fund and the Morgan Stanley International Advantage

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Fund from 2010 to 2011. Prior to that, Mr. Umansky was the lead manager of the Morgan Stanley Institutional Technology Strategy from 1998-2004 and the Morgan Stanley Technology Fund from 2000 to 2003, and a co-manager of the Morgan Stanley Information Fund from 2004 to 2005. Prior to that, Mr. Umansky was a co-manager of the Morgan Stanley Small Company Growth Fund from 1999 to 2002. Mr. Umansky began his investment management career as a research analyst at Morgan Stanley Investment Management covering technology and business services for Morgan Stanley’s U.S. equity growth products.

Neal Kaufman has been the portfolio manager of the Baron Health Care Fund since its inception on April 30, 2018. Mr. Kaufman has worked at the Adviser as an analyst since March of 2005. From 2001 to 2005, he worked at Credit Suisse First Boston as a vice president and managed a portfolio in the Equity Proprietary Trading group. From 1996 to 2001, Mr. Kaufman practiced corporate law in New York. He graduated cum laude from Yale College with a B.A. in History in 1993, from Columbia Law School with a J.D. in 1996 and from Columbia Business School with an Executive M.B.A. in 2002.

Josh Saltman has been the portfolio manager of the Baron FinTech Fund since its inception on December 31, 2019. Mr. Saltman has worked at the Adviser as an analyst since August of 2011. From 2006 to 2009, Mr. Saltman worked at TA Associates as an associate. From 2004 to 2006, Mr. Saltman worked at Morgan Stanley as an analyst in the Investment Banking division. He graduated summa cum laude from Princeton University with a B.S. in Operations Research and Financial Engineering in 2004 and from Columbia Business School with an M.B.A. in 2011.

Anuj Aggarwal has been the co-manager of the Baron New Asia Fund since its inception on April 30, 2021. Mr. Aggarwal has worked at the Adviser as an analyst since 2012. In 2020, Anuj was named assistant portfolio manager of Baron Emerging Markets Fund. From 2005 to 2007, Anuj was an investment banking analyst at J.P. Morgan Securities. From 2007 to 2009, he worked at Crestview Partners as an associate. In the summer of 2011 he was an associate at Eagle Capital Management. Anuj graduated from MIT with a B.S. in Management Science in 2005 and from Columbia Business School with an M.B.A. in 2012.

Michael Lippert has been co-manager of Baron Technology Fund since its inception on December 31, 2021. In addition, he has been the portfolio manager of Baron Opportunity Fund, a series of Baron Investment Funds Trust, since March 3, 2006. Mr. Lippert has worked at the Adviser as an analyst since December of 2001. From April 2001 to December 2001, Mr. Lippert was a research analyst and general counsel for JLF Asset Management, and from 2000 to 2001, he was a partner at Baker & Botts.

Ashim Mehra has been the portfolio manager of Baron Innovators Fund, a private fund, since its inception on April 30, 2018 and the co-manager of Baron Technology Fund since its inception on December 31, 2021. Mr. Mehra joined the Adviser in 2011

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as a research analyst. From 2004 to 2011, Mr. Mehra worked at Mazama Capital as a telecom, media and technology portfolio manager. From 2002 to 2004, Mr. Mehra worked at RBC as a senior equity research associate. From 1999 to 2002, he co-founded and worked at iExplore, an online travel company. From 1996 to 1999, Mr. Mehra worked at PWC as a senior strategy consultant.

Each of the portfolio managers named above may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their responsibilities to the Funds of which they are portfolio managers. The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in shares of the Funds.

For its services, the Adviser receives a fee payable monthly from the assets of Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, and Baron New Asia Fund equal to 1% per annum of each Fund’s average daily NAVs. Baron International Growth Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund and Baron Technology Fund pay the Adviser per annum 0.88%, 0.85%, 0.75%, 0.75%, 0.80%, and 0.80% respectively, for average daily NAVs of each Fund. The Adviser is contractually obligated to reimburse certain expenses of the Funds so that their net annual operating expenses (exclusive of portfolio transaction costs, interest, dividend and extraordinary expenses) are limited to:

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Global Advantage Fund	1.15%	0.90%	0.90%
Baron Real Estate Income Fund	1.05%	0.80%	0.80%
Baron Health Care Fund	1.10%	0.85%	0.85%
Baron FinTech Fund	1.20%	0.95%	0.95%
Baron New Asia Fund	1.45%	1.20%	1.20%
Baron Technology Fund	1.20%	0.95%	0.95%

A discussion regarding the basis for the approval by the Board of the investment advisory contract for each Fund is available in the Funds’ Semi-Annual Financial Report to Shareholders for the six months ended June 30, 2022.

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How Your Shares are Priced

The Funds’ share prices or NAVs are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by SS&C Global Investor & Distribution Solutions, Inc. (the “Transfer Agent”). The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. The Exchange is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAVs will not be calculated on days when the Exchange is closed for trading. Foreign securities held by the Funds may trade on days when the Funds do not calculate their NAVs and thus may affect the Funds’ NAVs on days when investors will not be able to purchase or sell (redeem) Funds’ shares. The Funds have agreements with certain financial intermediaries that authorize them to accept orders or designate third parties to accept orders on behalf of the Funds. If you place your order through these financial intermediaries, the order will be considered received when they accept the order. Those orders will be priced at the next NAV calculated after acceptance of the order by the financial intermediary or its agent.

Portfolio securities traded on any national exchange are valued based on their last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser, which serves as the Funds’ valuation designee under Rule 2a-5 under the 1940 Act. The Adviser has a Fair Valuation Committee (the “Committee”) comprised of senior management representatives. Factors the Committee may consider when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market.

U.S. Government obligations, money market instruments, and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt

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instruments having a greater remaining maturity will be valued on the basis of prices obtained from an independent pricing service or at the mean of the bid and ask prices from a dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at the NAV Calculation Time, except under the circumstances described below. Most foreign markets close before the NAV Calculation Time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at the NAV Calculation Time. As a result, the Adviser uses a third-party pricing service to assist in determining fair value of foreign securities. This service utilizes a systematic methodology in making fair value estimates. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser cannot predict how often it will use closing prices or how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

How to Purchase Shares

You may purchase shares of the Funds directly without paying a sales charge. Please use the Funds’ “Regular Account Application” form to open an account. Special applications are available to open individual retirement accounts such as Traditional, Roth, SEP or Simple IRAs (collectively “IRAs” or individually an “IRA”) and Coverdell accounts. All applications can be found at www.BaronFunds.com/application-forms. Please complete the application form in its entirety. If you do not provide all the information requested, your application will be returned to you and your investment will not be established.

The Funds offer three classes of shares, Retail Shares, Institutional Shares and R6 Shares, which differ only in their ongoing fees and eligibility requirements. The

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minimum initial investment for the Retail Shares is $2,000 per Fund, unless you choose to invest through the Baron Automatic Investment Plan (please see the “Baron Automatic Investment Plan” section on page 134 of this Prospectus). The minimum initial investment for Institutional Shares is $1,000,000 per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of the Baron Funds® through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Baron Funds® for those services. Shareholders meeting the eligibility requirements for the Institutional Shares may also purchase Institutional Shares directly without paying a sales charge or any other additional fees. Baron WealthBuilder Fund, employees/Directors of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and non-qualified) are not subject to the eligibility requirements for Institutional Shares. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans) (collectively, “Qualified Plans”), health savings accounts (HSAs), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 403(b) plans, 457 plans, including 457(a) governmental entity plans and tax- exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with the Adviser, and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. R6 Shares are not available to traditional and Roth Individual Retirement Accounts, SEPs, SARSEPs and individual 403(b) plans. Institutional Shares are available to such accounts or plans to the extent they are purchased through an eligible fee-based program. R6 Shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds. There is no minimum initial investment for Qualified Plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Funds. All other R6 eligible investors must meet a minimum initial investment of at least $5,000,000 per Fund.

At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors. In addition, the Funds will not enforce the minimum for accounts opened through certain financial intermediaries and administrators that may not have systems that are able to enforce the Funds’ minimums. There is no minimum for subsequent purchases, except for purchases made through the Funds’ website or through the Baron Automatic Investment Plan (please see the “Special Information About the Baron Funds® Website” section on pages 141-142 of this Prospectus). The Funds may reject any proposed purchase if the purchase would violate the Funds’ policies on short-term trading (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 138-140 of this Prospectus).

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Anti-Money Laundering Regulations.  As part of the Funds’ legal responsibility to fight the funding of terrorism and money laundering activities, the Funds require a detailed verification of the identity of a shareholder and individuals with authority or control over accounts opened by entities such as corporations, partnerships or trusts. When you open an account, the Funds will request such information as is necessary to verify your identity as a shareholder, as well as the identities of any individuals with authority or control over accounts being opened by entities. The information requested includes name, address, date of birth and U.S. taxpayer identification number. U.S. military personnel with an APO/FPO address are permitted to invest in the Funds. Please make sure to provide all required information. Incomplete information will delay your investment. The Funds will not process your investment until all required information has been provided. While the Funds are intended for U.S. investors, foreign investors who do not have U.S. taxpayer identification numbers may be permitted to invest in the Funds through a broker-dealer registered with the SEC that has sufficient anti-money laundering policies and procedures in place. The Funds may accept direct investment from foreign investors who do not have U.S. taxpayer identification numbers in the sole discretion of the Adviser.

Your share purchase will receive the NAV of the Funds on the date that all required information has been provided to the Funds’ Transfer Agent. United Missouri Bank of Kansas City, N.A. will hold your investment check until all required anti-money laundering information has been received. Investment funds received by bank wire will also be held by United Missouri Bank of Kansas City, N.A. If the application is not complete, the Funds’ representatives will attempt to collect any missing information by contacting you directly. If you purchase the Funds through a broker, dealer or other financial intermediary that is subject to the USA PATRIOT Act, such broker, dealer or other financial intermediary will be responsible for collecting the required information.

If the application is complete, the Funds will process the investment and will take steps to verify your identity. The Funds may request additional information or documents, if needed, to verify your identity. If the Funds cannot verify your identity, the account will be closed and you will receive proceeds based on the next NAV calculated for the Fund(s) in which you invested. If the Funds deem it necessary, and upon written notice to you, the payment of redemption proceeds to you may be suspended to comply with the anti-money laundering regulations applicable to the Funds. The Funds will share the identity of their shareholders with federal authorities if required to do so by law and may report a failure to verify a shareholder’s identity with federal authorities in accordance with applicable law.

State Unclaimed Property Laws.  Depending upon the State in which your account is opened, your property may be transferred to the appropriate State if no activity occurs in your account within the time period specified by State law. You should familiarize yourself with the laws of the State in which you have your account.

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How to Invest with the Baron Funds®

By Mail

To open a new account,  send your signed application form with your check payable to BARON FUNDS® to:

Baron Funds®

P.O. Box 219946

Kansas City, MO 64121-9946

or by overnight mail to:

Baron Funds®

430 West 7th Street

Kansas City, MO 64105-1514

Please make sure you indicate how much money you want invested in each Fund.  Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards, money orders, traveler’s checks, starter checks, bearer securities and cash will not be accepted. For IRAs and Coverdell accounts, please specify the year for which the contribution is being made. If no year is specified, it will be applied as a current year contribution.

When adding to your account, please complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, please write a note with the account number indicating in which Fund the investment should be made and send it along with your additional investment check. Please note that any investment funded by check will be subject to a fifteen-day hold or be held until the check clears to prevent any fraudulent transactions. Please send the check to either the regular or overnight address.

By Wire

You can make your initial or additional investments in the Funds by wire. To do so, please: (1) contact the Funds’ Transfer Agent at 1-800-442-3814 to obtain an account number; (2) complete and sign the application form and mail it to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946; (3) instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4; and (4) be sure to specify the following information in the wire: (a) the Fund you are buying; (b) your account number; and (c) your name. The Funds are not responsible for delays in the wiring process.

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By Telephone

Once your account is open, you may add to your investment (if you have banking instructions on your account) or exchange among the Baron Funds® by speaking with a representative or by calling our automated voice recognition system “BaronTel,” unless you specifically declined either of these options on your account application. Please call 1-800-442-3814 to invest or exchange by telephone (please see the “How to Exchange Shares” section on page 140 of this Prospectus). By choosing this option to make a purchase, you authorize the Funds to draw on your bank account. Please note that for an exchange, your accounts must be identically registered. If you need to add this option to your account, please call 1-800-442-3814.

By Internet

You may open a new account through the Baron Funds® website by going to www.BaronFunds.com/myaccount (please see the “Special Information about the Baron Funds® Website” section on pages 141-142 of this Prospectus). You may add to an existing account by going to www.BaronFunds.com/myaccount. You must have Automated Clearing House (“ACH”)/Banking instructions on your account in order to make online purchases.

Baron Automatic Investment Plan — Retail Shares Only

Baron Automatic Investment Plan (the “Plan”) is an automatic investment plan offered by the Funds. For any account starting with an investment of less than $2,000, the minimum initial investment is $500 with subsequent monthly investments of as little as $50, which are automatically invested from your checking account. Once your investment has reached $2,000, you have the option of either discontinuing the Plan by contacting the Funds or continuing to automatically invest in the Funds. If your initial investment is greater than $2,000 and you wish to utilize the Plan for your account, please contact the Funds. To enroll in the Plan, please complete the Enrollment Form (available by calling 1-800-99BARON), attach a voided check and mail with your application to either Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or to the overnight address, Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514.

If your account has already been established without banking instructions and you wish to enroll in the Plan, please send a Signature Validation Program (“SVP”) stamped letter of instruction along with a voided check to the regular or overnight address. You can obtain a SVP signature guarantee from most securities firms or banks but not from a notary public.

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Through Brokers, Dealers or Other Financial Intermediaries

You may purchase shares of the Funds through a broker, dealer or other financial intermediary that may charge a transaction fee. Such transaction fees may include commissions on brokerage transactions for share classes that do not charge a fee for sales or distribution (e.g., Institutional Shares or R6 Shares). Certain brokers, dealers, or other financial intermediaries may refer to such shares as clean shares. If you purchase shares directly from the Funds, no transaction fee is charged. The Funds also participate in programs with many financial intermediaries where no transaction fee is charged.

How to Redeem Shares

You may redeem Fund shares by any of the methods described below. If you are selling shares in an IRA or Coverdell account, please read the information in the IRA or Coverdell plan document. Redemptions will not be made until all of the requirements are met. Redemptions are priced at the next NAV calculated after your redemption request is received in the proper form. If you have recently purchased shares directly in the Baron Funds®, your redemption proceeds may not be sent to you until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered (usually within seven days); (b) we will transmit the proceeds by electronic funds transfer to a previously designated bank account (usually a two banking day process); or (c) we will wire the proceeds to a pre-authorized bank account for a $10 fee that will be deducted from your redemption proceeds (usually a next banking day process). Banking instructions can be added to your account or changed by sending in a SVP stamped letter of instruction. Please include your account number. Payment of redemption proceeds may take longer than the number of days the Funds typically expect and may take up to seven days after receipt of the redemption request by the Transfer Agent in proper form.

Each Fund will pay in cash all requests for redemption by any Fund shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such period. In addition to using cash it holds in its portfolio or selling portfolio securities to generate cash, the Fund may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. Any additional redemption requests by a shareholder may be satisfied through an in-kind redemption. Generally, a redemption in-kind may be made under the following circumstances: (1) the Adviser determines that a redemption in-kind (i) is more advantageous to the Fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the

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redeeming shareholder to the detriment of any other shareholder or the Fund and (iii) is in the best interests of the Fund; (2) to manage liquidity risk (i.e., the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund); (3) in stressed market conditions; or (4) subject to the approval of the Fund’s board in other circumstances identified by the Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent a shareholder’s pro rata portion of assets held by the Fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and a shareholder may incur transaction costs and taxable gain when selling the securities.

By Mail

Please write a letter that includes the following information: the name of the registered owner(s) of the account; the name of the Fund(s); the number of shares or dollar amount to be redeemed; and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the Transfer Agent at Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946.

You will need to have your signature Medallion guaranteed if your redemption is more than $100,000 per fund or in certain situations (please see the “Special Information About Redemptions” section on pages 137-138 of this Prospectus).

By Telephone

You are automatically granted the telephone redemption option when you open your account, unless you decline the option on your account application or by calling 1-800-442-3814. Once made, your telephone request cannot be changed. There is no minimum amount that you must redeem by telephone from your account. The maximum amount that you may redeem by telephone is $100,000 per Fund per business day.

The Funds have the right to refuse a telephone redemption if they believe that it is advisable to do so. The Funds will not be responsible for any fraudulent telephone order as long as the Funds and their Transfer Agent use reasonable procedures to confirm that telephone instructions are genuine.

By Internet

You may make a redemption request of $100,000 or less per Fund per business day online by going to www.baronfunds.com/myaccount (please see the “Special

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Information about the Baron Funds® Website” on pages 141-142 of the Prospectus). The ability to redeem by Internet applies to regular accounts (non-fiduciary) only.

The Funds have the right to refuse an online redemption if they believe that it is advisable to do so. The Funds will not be responsible for any fraudulent online order as long as the Funds and their Transfer Agent use reasonable procedures to confirm that online instructions are genuine.

By Broker, Dealer or Other Financial Intermediaries

Accounts may redeem Fund shares held by a broker, dealer or other financial intermediary that may charge you a fee. The Funds may have special redemption procedures with certain brokers, dealers, or other financial intermediaries.

Special Information about Redemptions

You will need to have your signature Medallion guaranteed in certain situations, such as:

∎	Written requests to wire redemption proceeds (if not previously authorized on the Account Application);
∎	Sending redemption proceeds to any person, address, or bank account not on record;
∎	Transferring redemption proceeds to a Baron Funds® account with a different registration (name/ownership) from yours; and
∎	If the address of record has been changed within 30 days of the redemption request.

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide Medallion Signature Guarantees.

Please call the Transfer Agent at 1-800-442-3814 if you are unsure of any of the special redemption requirements.

The Transfer Agent may require other documentation from corporations, trustees, executors and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the Transfer Agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including the receipt in proper form of all required documentation by the Transfer Agent, have been satisfied. A redemption of Fund shares may generate a tax liability.

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For Retail Shares, if the value of your investment in a Fund falls below $2,000 because of redemptions, the Funds may contact you about your balance. If it is still below $2,000 after 60 days, the Funds may redeem the remainder of your investment in the Fund and send you the proceeds. For Institutional Shares, if the value of your investment in a Fund falls below $1,000,000 because of redemptions, the Funds may contact you about your balance. If it remains below $1,000,000 after 60 days, the Funds may convert your Institutional Shares into Retail Shares. The Funds will notify you in writing that your investment will be redeemed or converted in advance of taking such action so that you are informed of the new status of your investment.

The Funds may suspend the normal redemption process if trading on the Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds’ net assets or if the SEC permits a suspension.

Dividends and Distributions

Each Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains at least once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the next NAV calculated after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Potential investors should read the “U.S. Federal Income Taxation” section on pages 142-144 of this Prospectus and the “Taxation of the Funds” section on pages 46-53 in the SAI for information on the tax treatment of distributions from the Funds and for a discussion of the tax consequences of an investment in the Funds. References below to the “Fund” apply to each of the Funds described in this Prospectus.

Policies Regarding Frequent Purchases and Redemptions of Fund Shares

The Funds discourage any person who is not a long-term investor from investing in the Funds. The Funds make investments for the long term and have had relatively low turnover of the portfolios (please see the “Additional Investment Strategies” section on pages 107-110 of this Prospectus and the “Principal Investment Strategies of the Fund” sections of each summary section beginning on page 4 of the Prospectus). The Board has adopted policies and procedures to minimize frequent purchases and redemptions of Fund shares by shareholders. The Board believes that frequent trading (which may include market timing, short-term trading or excessive trading) of Fund shares has the potential to adversely impact other shareholders of the Funds.

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The Board believes that frequent trading of Fund shares causes risks to the Funds and their shareholders. Frequent trading may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Funds. It may disrupt the Adviser’s ability to manage the Funds in accordance with their goals. This disadvantages other shareholders of the Funds and adds to Fund costs, since the Adviser may be required to sell investments prematurely to raise cash to meet redemptions. The impact could be particularly severe for a smaller Fund because the frequent activity would have a greater impact on each remaining long-term shareholder. Shareholders could also be negatively affected by frequent trading if the Adviser is forced to rebalance the portfolio and thereby incur substantial expenses in doing so.

Trades in and out of a Fund within 90 days or less may be indicative of frequent trading.  If the Adviser believes that an investor is a frequent trader, the Adviser, in its sole discretion, may temporarily or permanently bar that investor from trading in the Fund or any Baron Funds®. Exchanges between the Funds within 90 days or less will generally not be considered frequent trading, unless the Adviser, in its sole discretion, determines that such exchanges are excessive. Although the Adviser attempts to detect and deter frequent trading, there can be no guarantee that all frequent, short-term or other trading activity the Adviser may consider inappropriate will be detected. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. By their nature, omnibus accounts conceal from the Funds the identity of individual investors and their transactions.

If the Funds reasonably believe that certain financial intermediaries are not enforcing the Funds’ policies regarding frequent purchases and redemptions of Fund shares, the Funds may prohibit the financial intermediary from investing in the Funds on behalf of any of its clients. However, certain financial intermediaries and administrators may not have systems that can accommodate the Funds’ policies regarding the frequent purchases and redemptions of Fund shares. In these limited instances, the Funds must rely on those financial intermediaries and administrators to enforce their own frequent trading policies. If the Adviser reasonably believes that a financial intermediary is not enforcing its own policy or the Funds’ policies regarding frequent purchases and redemptions of Fund shares, even though it has the appropriate systems, the Funds may prohibit that financial intermediary from investing in the Funds on behalf of any of its clients.

The Funds’ policies and procedures may be modified or terminated at any time. The Funds reserve the right to reject any purchase or exchange request for any reason. The Adviser, in its sole discretion, may waive its policies regarding frequent purchases

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and redemptions of Fund shares for purchases, redemptions and exchanges that are part of a rebalancing or asset allocation program administered by an approved financial intermediary.

How to Exchange Shares

You may exchange all or a portion of your investment from one Baron Fund into another. You may exchange shares by mail, telephone (speaking with a representative or using our automated voice recognition system “BaronTel”) or through the Baron Funds® website. You must not have opted out of the telephone option to do an exchange via telephone or online (please see the “Special Information about the Baron Funds® Website” section on pages 141-142 of this Prospectus). Any new account established through an exchange will have the same registration, the same privileges and will be subject to the same minimum investment requirements as your original account. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative net asset value of the shares exchanged. An exchange is considered a sale for U.S. federal income tax purposes, and you may therefore realize a gain or loss for U.S. federal income tax purposes as a result of an exchange. The policy of the Funds is to presume that a person who trades in and out of a Fund within 90 days or less is not a long-term investor (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 138-140 of this Prospectus). Exchanges between the Funds within 90 days or less will generally not be considered frequent trading unless the Adviser, in its sole discretion, determines that such exchanges are excessive. The Funds reserve the right to cancel the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

How to Convert Shares

The Funds offer three classes of shares, Retail Shares, Institutional Shares and R6 Shares, which differ only in their ongoing fees and eligibility requirements. You may convert Retail Shares into Institutional Shares if the value of your investment in a Fund is at least $1,000,000. If the value of your investment in a Fund falls below $1,000,000, the Fund may convert your Institutional Shares into Retail Shares. You may convert Retail Shares or Institutional Shares into R6 Shares if you meet the eligibility requirements. The transaction will be based on the respective NAV of each class to be exchanged on the trade date for the conversion. For U.S. federal income tax purposes, such a conversion is not a taxable event. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

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Special Information about the Baron Funds® Website

You may visit us online at the Baron Funds® website at www.BaronFunds.com/myaccount to check your Fund account balance and historical transactions, make purchases or redemptions of Fund shares or exchanges into other Baron Funds®. Exchanges into other Baron Funds on the Baron Funds website may only be made for Retail Shares. If you do not already have a login ID and password, you may establish online transaction privileges by enrolling on the website. You automatically have the ability to establish these privileges, but you will be required to enter into a user’s agreement through the website to enroll for the privileges. Transactions through the website are subject to the same minimums as other transaction methods. To purchase shares online, you must have ACH instructions on your account. Payment for the purchase of Baron Fund shares through the website may be made only through an ACH debit of your bank account held at a domestic financial institution that is an ACH member.

For Retail Shares, the Funds impose a limit of $6,500 per initial purchase transaction or subsequent transaction through the website for retirement accounts and a limit of $250,000 per initial purchase transaction or subsequent transaction through the website for non-retirement accounts. The minimum initial investment for Retail Shares is $2,000 per Fund with subsequent minimum investments through the website of $10. If you are utilizing the Baron Automatic Investment Plan, you can start with an initial investment of $500 per Fund with subsequent minimum investments of $50 per month. You may not make an initial purchase of Institutional Shares of R6 Shares through the Baron Funds® website unless you are an employee or Trustee of the Baron Funds®. For Institutional Shares and R6 Shares, the Funds impose a limit of $6,500 for subsequent transactions through the website for retirement accounts and a limit of $250,000 for subsequent transactions through the website for non-retirement accounts.

The Funds limit the amount you may redeem through its website to $100,000 or less per Fund per business day. Redemption proceeds may be sent by check or, if your account has bank information, by wire or ACH. Redemptions will be paid by check to the address of record if it has not changed in the last 30 days, and wire or ACH transfer to the bank of record. The ability to redeem by Internet applies to regular accounts (non-fiduciary) only.

Please be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Baron Funds® website for transactions is dependent on the Internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Funds, the Distributor, the Transfer Agent and the Adviser have established certain security measures, they cannot guarantee that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other

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inconveniences, or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase, redeem or exchange shares. The Funds, the Distributor, the Transfer Agent and the Adviser are not liable for any delays, malfunctions or unauthorized interception or access to communications or account information.

The Funds, the Distributor, the Transfer Agent and the Adviser are not liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

U.S. Federal Income Taxation

Tax Status of the Fund

Each Fund intends to qualify every year as a “regulated investment company” under the Code. If a Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that it distributes to its shareholders at least 90% of its “investment company taxable income” (which includes, among other items, dividends, interest, the excess of net short-term capital gains over net long-term capital losses and other taxable income other than the excess of net long-term capital gains over net short-term capital losses) and 90% of its net tax-exempt interest income in each year.

Taxability of Dividends and Distributions

With the exception of Baron Real Estate Income Fund, which intends to pay dividends from its net investment income quarterly, the Funds intend to pay dividends from their net investment income and to distribute any net realized capital gains once each year. Distributions of a Fund’s investment company taxable income (other than “qualified dividend income”), including distributions of net short-term capital gains, will be taxable to you as ordinary income. Distributions of a Fund’s net capital gains (the excess of a Fund’s net long-term capital gain for the taxable year over its net short-term capital loss for that year) reported as capital gain dividends by a Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of a Fund. Distributions in excess of a Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital, to the extent of your adjusted basis in your shares of a Fund, and as a capital gain thereafter (if you held your shares of the relevant Fund as capital assets). Provided that you satisfy the applicable holding period and other requirements with respect to your shares of a Fund, distributions of a Fund’s “qualified dividend income” will be treated as “qualified dividend income” received by you and, if you are an individual or other non-corporate shareholder, will therefore be subject to U.S. federal income tax at the

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rates applicable to long-term capital gains. Your tax liabilities for such distributions will depend on your particular tax situation.

Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. If your distributions are reinvested in additional shares of a Fund, you will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. All distributions of investment company taxable income and net capital gains, whether received in cash or reinvested, must be reported on your U.S. federal income tax return.

Annual year-end distribution estimates, if any, are expected to be available beginning in November or December of each year, and may be updated from time to time, on the Baron Funds website at www.BaronFunds.com. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Distributions paid in January will be taxable to you as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Dividends, interest and other income or gains received by a Fund may give rise to withholding and other taxes imposed by foreign countries. If a Fund meets certain requirements and so elects, a ratable portion of the amounts withheld or paid will generally be taxable to you as a shareholder even though you do not receive them. In that case, you will generally be able to claim a tax credit or a deduction for your portion of any foreign income taxes, including withholding taxes, paid by a Fund, subject to generally applicable limitations.

A Fund must withhold 24% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Distributions from Baron Real Estate Fund and Baron Real Estate Income Fund may not be included in your consolidated Form 1099-DIV that we send to you in January of each year. A sizable portion of the dividends paid by U.S. REITs may represent a return of capital. Consequently, a portion of the distributions of Baron Real Estate Fund and Baron Real Estate Income Fund may also represent a return of capital. Return of capital distributions are not taxable to you, but you must deduct them from the adjusted tax basis of your shares in the Fund. Returns of capital are listed as “nontaxable distributions” on Form 1099-DIV. U.S. REITs typically have not indicated what proportion of their dividends represent return of capital in time to allow the Fund to meet its January 31 deadline for 1099-DIV reporting. Therefore, to ensure that you receive accurate and complete tax information, we may need to send you a separate 1099-DIV for this Fund in February (subject to approval by the IRS).

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Taxability of the Sale or Redemption of Shares

You will recognize a taxable gain or loss, if any, if you sell or redeem your shares. You will generally be subject to taxation based on the difference between your adjusted tax basis in your shares that are sold or redeemed and the value of the cash or other property you receive in payment therefor.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in your hands and will generally be long-term capital gain or loss if your holding period for your shares is more than one year and short-term capital gain or loss if it is one year or less. Currently, long-term capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares generally are taxed at a maximum rate of 20%. Any loss realized on a sale or redemption will be disallowed to the extent the shares you dispose of are replaced (including pursuant to our dividend reinvestment program) with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of your shares. In such a case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which you have a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends you received with respect to such shares.

Tax Basis Information

A Fund is required to report the adjusted tax basis and holding period of your shares and your gain or loss to the Internal Revenue Service on your Consolidated Form 1099 when “covered” shares of the Fund are redeemed. Covered shares are any shares acquired (including shares acquired through reinvestment of the Fund’s distributions) on or after January 1, 2012. Each of the Funds has chosen the “average basis” method as its default method for reporting the adjusted tax basis of covered shares. Each Fund will use this method for purposes of reporting your adjusted tax basis unless you instruct the relevant Fund in writing to use a different calculation method. You may choose a method different from the Funds’ default method if you provide the Fund with timely notice. Please consult your tax advisor with regard to your particular circumstances.

The foregoing is a summary of some of the important U.S. federal income tax considerations affecting the Funds and their shareholders. It is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding shares of the Funds. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

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Distribution and Servicing Arrangements

12b-1 Plan

The Funds have adopted a distribution and servicing plan for Retail Shares (the “12b-1 Plan”) under Rule 12b-1 of the 1940 Act that allows the Funds to pay fees for the distribution of Retail Shares and for shareholder services provided to holders of Retail Shares. A substantial portion of the 12b-1 fees is directed to third parties that provide shareholder servicing to existing shareholders. The 12b-1 Plan authorizes the Funds to pay BCI a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares (please see the “12b-1 Plan” section on pages 38-39 of the SAI). Due to the possible continuing nature of Rule 12b-1 payments, long-term investors in Retail Shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA. The 12b-1 Plan does not apply to Institutional Shares or R6 Shares.

Third Party Arrangements.  In addition to payments under the 12b-1 Plan, the Adviser, the Distributor or their affiliates may, at their own expense out of their own financial resources, make payments to some, but not all brokers, dealers or other financial intermediaries, including retirement plan sponsors, service providers and administrators providing recordkeeping, administrative and/or other services to plan participants (collectively, “financial intermediaries”), as additional compensation for services and/or as an incentive to sell both Retail and Institutional Shares of the Funds and/or promote retention of their customers’ assets in the Funds. These payments, some of which may be referred to as “revenue sharing” payments, do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales.

Payments may be made to financial intermediaries that provide services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, sub-transfer agency services, sub-accounting services, marketing support, conference support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Payments may also be made to financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs and platforms, or as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. Payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net customer assets; (iii) as a fixed dollar amount; and/or (iv) on a per account basis. The amount of payments made to a financial intermediary in any given year may vary based on the amount of Fund assets attributable to that financial intermediary.

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The Funds may pay fees to financial intermediaries out of the applicable Fund’s assets (in addition to 12b-1 fees for Retail Shares) for servicing shareholder accounts. Such financial intermediaries typically would have omnibus accounts with the Transfer Agent and provide shareholder servicing and/or sub-transfer agent or sub-accounting services to shareholders or beneficial owners. It is anticipated that any amounts paid by a Fund to such financial intermediaries generally would not exceed the estimated amount the Fund would have incurred in maintaining and servicing the shareholder accounts in the Fund directly rather than through these financial intermediaries. As of December 31, 2022, the Funds have made no such payments.

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Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. The “total return” shows how much your investment in a Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights, for each of the fiscal years presented in the five year period ended December 31, 2022 or the fiscal years of a Fund’s operations, if less than five years, have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Financial Report, which is available upon request by calling 1-800-99BARON or by emailing info@baronfunds.com. The Annual Financial Report is also incorporated by reference in the SAI. The SAI and the Financial Report can be found at www.BaronFunds.com.

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BARON PARTNERS FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$199.00		$164.18		$69.04		$47.77		$48.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(1.96	)(1)	(1.98	)(1)	(1.12	)(1)	(0.75	)(1)	(0.61	)(1)
Net realized and unrealized gain (loss) on investments	(81.93)		52.16		102.29		22.20		(0.37)
Total from investment operations	(83.89)		50.18		101.17		21.45		(0.98)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00		0.00		0.00
Net realized gain on investments	(3.56)		(15.36)		(6.03)		(0.18)		0.00
Total distributions	(3.56)		(15.36)		(6.03)		(0.18)		0.00
Net asset value, end of year	$111.55		$199.00		$164.18		$69.04		$47.77
TOTAL RETURN	(42.56)%		31.39%		148.56%		44.97%		(2.01)%
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$2,136.4		$3,903.2		$3,219.4		$1,353.6		$1,016.2
Ratio of total expenses to average net assets	1.69%		1.36%		1.56%		2.22%		2.03%
Less: Ratio of interest expense to average net assets	(0.39)%		(0.06)%		(0.25)%		(0.90)%		(0.71)%
Ratio of net operating expenses to average net assets	1.30%		1.30%		1.31%		1.32%		1.32%
Ratio of net investment income (loss) to average net assets	(1.29)%		(1.11)%		(1.18)%		(1.29)%		(1.13)%
Portfolio turnover rate	6.19%		9.14%		10.70%		7.97%		8.09%

(1)	Based on average shares outstanding.

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BARON PARTNERS FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	INSTITUTIONAL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$205.95		$169.04		$70.82		$48.86		$49.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(1.63	)(1)	(1.58	)(1)	(0.92	)(1)	(0.62	)(1)	(0.49	)(1)
Net realized and unrealized gain (loss) on investments	(84.91)		53.85		105.17		22.76		(0.38)
Total from investment operations	(86.54)		52.27		104.25		22.14		(0.87)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00		0.00		0.00
Net realized gain on investments	(3.56)		(15.36)		(6.03)		(0.18)		0.00
Total distributions	(3.56)		(15.36)		(6.03)		(0.18)		0.00
Net asset value, end of year	$115.85		$205.95		$169.04		$70.82		$48.86
TOTAL RETURN	(42.41)%		31.73%		149.18%		45.38%		(1.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$2,329.7		$4,126.7		$3,191.4		$1,187.0		$815.6
Ratio of total expenses to average net assets	1.44%		1.11%		1.30%		1.96%		1.77%
Less: Ratio of interest expense to average net assets	(0.40)%		(0.06)%		(0.25)%		(0.90)%		(0.71)%
Ratio of net operating expenses to average net assets	1.04%		1.05%		1.05%		1.06%		1.06%
Ratio of net investment income (loss) to average net assets	(1.04)%		(0.86)%		(0.93)%		(1.03)%		(0.88)%
Portfolio turnover rate	6.19%		9.14%		10.70%		7.97%		8.09%

(1)	Based on average shares outstanding.

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BARON PARTNERS FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	R6 SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$205.94		$169.03		$70.82		$48.86		$49.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(1.63	)(1)	(1.58	)(1)	(0.91	)(1)	(0.62	)(1)	(0.46	)(1)
Net realized and unrealized gain (loss) on investments	(84.91)		53.85		105.15		22.76		(0.41)
Total from investment operations	(86.54)		52.27		104.24		22.14		(0.87)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00		0.00		0.00
Net realized gain on investments	(3.56)		(15.36)		(6.03)		(0.18)		0.00
Total distributions	(3.56)		(15.36)		(6.03)		(0.18)		0.00
Net asset value, end of year	$115.84		$205.94		$169.03		$70.82		$48.86
TOTAL RETURN	(42.41)%		31.73%		149.16%		45.38%		(1.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$359.8		$627.5		$465.0		$186.9		$123.4
Ratio of total expenses to average net assets	1.44%		1.11%		1.30%		1.96%		1.79%
Less: Ratio of interest expense to average net assets	(0.40)%		(0.06)%		(0.25)%		(0.90)%		(0.73)%
Ratio of net operating expenses to average net assets	1.04%		1.05%		1.05%		1.06%		1.06%
Ratio of net investment income (loss) to average net assets	(1.04)%		(0.86)%		(0.93)%		(1.03)%		(0.82)%
Portfolio turnover rate	6.19%		9.14%		10.70%		7.97%		8.09%

(1)	Based on average shares outstanding.

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BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$44.52		$43.36		$20.18		$15.81		$15.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.26	)(1)	(0.51	)(1)	(0.32	)(1)	(0.12	)(1)	(0.08	)(1)
Net realized and unrealized gain (loss)	(12.14)		8.59		24.74		4.85		0.68
Total from investment operations	(12.40)		8.08		24.42		4.73		0.60
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00		0.00		0.00
Net realized gain on investments	(3.51)		(6.92)		(1.24)		(0.36)		(0.17)
Total distributions	(3.51)		(6.92)		(1.24)		(0.36)		(0.17)
Net asset value, end of year	$28.61		$44.52		$43.36		$20.18		$15.18
TOTAL RETURN	(28.30)%		18.83%		122.21%		30.03	%(3)	3.75	%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$174.3		$209.8		$157.7		$49.1		$40.9
Ratio of operating expenses to average net assets	1.32%		1.32	%(2)	1.35%		1.39	%(2)	1.39	%(2)
Less: Reimbursement of expenses by Adviser	0.00%		0.00%		0.00%		(0.04)%		(0.04)%
Ratio of net operating expenses to average net assets	1.32%		1.32%		1.35%		1.35%		1.35%
Ratio of net investment income (loss) to average net assets	(0.74)%		(1.12)%		(1.15)%		(0.67)%		(0.49)%
Portfolio turnover rate	22.34%		45.28%		18.09%		4.53%		1.85%

(1)	Based on average shares outstanding.
(2)	Interest expense rounds to less than 0.01%.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.

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BARON FOCUSED GROWTH FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	INSTITUTIONAL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$46.09		$44.56		$20.67		$16.15		$15.66
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.16	)(1)	(0.40	)(1)	(0.24	)(1)	(0.08	)(1)	(0.05	)(1)
Net realized and unrealized gain (loss)	(12.60)		8.85		25.37		4.96		0.71
Total from investment operations	(12.76)		8.45		25.13		4.88		0.66
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00		0.00		0.00
Net realized gain on investments	(3.51)		(6.92)		(1.24)		(0.36)		(0.17)
Total distributions	(3.51)		(6.92)		(1.24)		(0.36)		(0.17)
Net asset value, end of year	$29.82		$46.09		$44.56		$20.67		$16.15
TOTAL RETURN	(28.11)%		19.16%		122.75%		30.33	%(3)	4.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$300.3		$307.8		$233.7		$91.3		$70.7
Ratio of operating expenses to average net assets	1.06%		1.05	%(2)	1.07%		1.11	%(2)	1.09	%(2)
Less: Reimbursement of expenses by Adviser	0.00%		0.00%		0.00%		(0.01)%		0.00%
Ratio of net operating expenses to average net assets	1.06%		1.05%		1.07%		1.10%		1.09%
Ratio of net investment income (loss) to average net assets	(0.45)%		(0.85)%		(0.88)%		(0.42)%		(0.30)%
Portfolio turnover rate	22.34%		45.28%		18.09%		4.53%		1.85%

(1)	Based on average shares outstanding.
(2)	Interest expense rounds to less than 0.01%.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.

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BARON FOCUSED GROWTH FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	R6 SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$46.12		$44.59		$20.68		$16.16		$15.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.17	)(1)	(0.40	)(1)	(0.24	)(1)	(0.07	)(1)	(0.03	)(1)
Net realized and unrealized gain (loss)	(12.60)		8.85		25.39		4.95		0.69
Total from investment operations	(12.77)		8.45		25.15		4.88		0.66
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00		0.00		0.00
Net realized gain on investments	(3.51)		(6.92)		(1.24)		(0.36)		(0.17)
Total distributions	(3.51)		(6.92)		(1.24)		(0.36)		(0.17)
Net asset value, end of year	$29.84		$46.12		$44.59		$20.68		$16.16
TOTAL RETURN	(28.11)%		19.15%		122.78%		30.31%		4.07	%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$252.9		$320.6		$271.3		$122.0		$92.2
Ratio of operating expenses to average net assets	1.05%		1.05	%(2)	1.07%		1.10	%(2)	1.10	%(2)
Less: Reimbursement of expenses by Adviser	0.00%		0.00%		0.00%		0.00%		(0.00	)%(4)
Ratio of net operating expenses to average net assets	1.05%		1.05%		1.07%		1.10%		1.10%
Ratio of net investment income (loss) to average net assets	(0.48)%		(0.86)%		(0.87)%		(0.40)%		(0.18)%
Portfolio turnover rate	22.34%		45.28%		18.09%		4.53%		1.85%

(1)	Based on average shares outstanding.
(2)	Interest expense rounds to less than 0.01%.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(4)	Less than 0.01%.

1-800-99BARON	153

Information about your Investment	Baron Funds®

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$33.29		$31.97		$24.50		$19.00		$23.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	(1)	(0.11	)(1)	(0.01	)(1)	0.01	(1)	(0.01	)(1)
Net realized and unrealized gain (loss)	(9.21)		3.18		7.49		5.51		(4.21)
Total from investment operations	(9.19)		3.07		7.48		5.52		(4.22)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		(0.63)		(0.01)		(0.01)		0.00
Net realized gain on investments	(0.30)		(1.12)		0.00		(0.01)		(0.68)
Total distributions	(0.30)		(1.75)		(0.01)		(0.02)		(0.68)
Net asset value, end of year	$23.80		$33.29		$31.97		$24.50		$19.00
TOTAL RETURN	(27.47	)%(2)	9.64	%(2)	30.52	%(2)	29.06	%(2)	(17.90	)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$66.8		$100.2		$85.5		$82.0		$59.8
Ratio of operating expenses to average net assets	1.26%		1.23%		1.28%		1.31%		1.34	%(3)
Less: Reimbursement of expenses by Adviser	(0.06)%		(0.03)%		(0.08)%		(0.11)%		(0.14)%
Ratio of net operating expenses to average net assets	1.20%		1.20%		1.20%		1.20%		1.20%
Ratio of net investment income (loss) to average net assets	0.06%		(0.33)%		(0.05)%		0.06%		(0.03)%
Portfolio turnover rate	47.04%		36.00%		41.13%		56.52%		50.83%

(1)	Based on average shares outstanding.
(2)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(3)	Interest expense rounds to less than 0.01%.

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BARON INTERNATIONAL GROWTH FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	INSTITUTIONAL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$33.88		$32.51		$24.88		$19.29		$24.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.08	(1)	(0.02	)(1)	0.06	(1)	0.06	(1)	0.06	(1)
Net realized and unrealized gain (loss)	(9.37)		3.22		7.61		5.61		(4.28)
Total from investment operations	(9.29)		3.20		7.67		5.67		(4.22)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		(0.71)		(0.04)		(0.07)		0.00
Net realized gain on investments	(0.30)		(1.12)		0.00		(0.01)		(0.68)
Total distributions	(0.30)		(1.83)		(0.04)		(0.08)		(0.68)
Net asset value, end of year	$24.29		$33.88		$32.51		$24.88		$19.29
TOTAL RETURN	(27.29	)%(2)	9.88	%(2)	30.83	%(2)	29.39	%(2)	(17.68	)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$303.7		$497.2		$362.9		$223.6		$154.2
Ratio of operating expenses to average net assets	0.99%		0.96%		1.01%		1.04%		1.07	%(3)
Less: Reimbursement of expenses by Adviser	(0.04)%		(0.01)%		(0.06)%		(0.09)%		(0.12)%
Ratio of net operating expenses to average net assets	0.95%		0.95%		0.95%		0.95%		0.95%
Ratio of net investment income (loss) to average net assets	0.30%		(0.05)%		0.25%		0.27%		0.26%
Portfolio turnover rate	47.04%		36.00%		41.13%		56.52%		50.83%

(1)	Based on average shares outstanding.
(2)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(3)	Interest expense rounds to less than 0.01%.

1-800-99BARON	155

Information about your Investment	Baron Funds®

BARON INTERNATIONAL GROWTH FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	R6 SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$33.86		$32.49		$24.88		$19.29		$24.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.08	(1)	(0.03	)(1)	0.04	(1)	0.06	(1)	0.07	(1)
Net realized and unrealized gain (loss)	(9.36)		3.23		7.61		5.61		(4.29)
Total from investment operations	(9.28)		3.20		7.65		5.67		(4.22)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		(0.71)		(0.04)		(0.07)		0.00
Net realized gain on investments	(0.30)		(1.12)		0.00		(0.01)		(0.68)
Total distributions	(0.30)		(1.83)		(0.04)		(0.08)		(0.68)
Net asset value, end of year	$24.28		$33.86		$32.49		$24.88		$19.29
TOTAL RETURN	(27.28	)%(2)	9.89	%(2)	30.75	%(2)	29.39	%(2)	(17.68	)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$112.2		$160.3		$163.5		$17.7		$12.4
Ratio of operating expenses to average net assets	0.99%		0.96%		0.98%		1.03%		1.06	%(3)
Less: Reimbursement of expenses by Adviser	(0.04)%		(0.01)%		(0.03)%		(0.08)%		(0.11)%
Ratio of net operating expenses to average net assets	0.95%		0.95%		0.95%		0.95%		0.95%
Ratio of net investment income (loss) to average net assets	0.31%		(0.10)%		0.15%		0.28%		0.31%
Portfolio turnover rate	47.04%		36.00%		41.13%		56.52%		50.83%

(1)	Based on average shares outstanding.
(2)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(3)	Interest expense rounds to less than 0.01%.

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BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$40.24		$35.21		$26.18		$20.77		$29.58
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.00	(1)(2)	(0.10	)(1)	(0.10	)(1)	(0.03	)(1)	(0.03	)(1)
Net realized and unrealized gain (loss)	(11.56)		8.42		11.34		9.08		(6.28)
Total from investment operations	(11.56)		8.32		11.24		9.05		(6.31)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.02)		0.00		(0.00	)(2)	0.00		0.00
Net realized gain on investments	(0.80)		(3.29)		(2.21)		(3.64)		(2.50)
Total distributions	(0.82)		(3.29)		(2.21)		(3.64)		(2.50)
Net asset value, end of year	$27.86		$40.24		$35.21		$26.18		$20.77
TOTAL RETURN	(28.61)%		24.03%		43.85%		44.11%		(22.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$322.0		$514.8		$321.8		$246.9		$213.0
Ratio of operating expenses to average net assets	1.33%		1.31%		1.34%		1.33	%(4)	1.32	%(4)
Ratio of net investment income (loss) to average net assets	0.00	%(3)	(0.26)%		(0.36)%		(0.10)%		(0.10)%
Portfolio turnover rate	112.74%		64.39%		71.46%		53.44%		56.47%

(1)	Based on average shares outstanding.
(2)	Less than $0.01 per share.
(3)	Less than 0.01%.
(4)	Interest expense rounds to less than 0.01%.

1-800-99BARON	157

Information about your Investment	Baron Funds®

BARON REAL ESTATE FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	INSTITUTIONAL SHARES
	Year Ended December 31,
	2022	2021	2020		2019		2018
Net asset value, beginning of year	$41.36	$36.02	$26.68		$21.10		$30.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.08 (1)	0.01 (1)	(0.03	)(1)	0.04	(1)	0.05	(1)
Net realized and unrealized gain (loss)	(11.89)	8.62	11.60		9.22		(6.39)
Total from investment operations	(11.81)	8.63	11.57		9.26		(6.34)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.02)	0.00	(0.02)		(0.04)		(0.07)
Net realized gain on investments	(0.80)	(3.29)	(2.21)		(3.64)		(2.50)
Total distributions	(0.82)	(3.29)	(2.23)		(3.68)		(2.57)
Net asset value, end of year	$28.73	$41.36	$36.02		$26.68		$21.10
TOTAL RETURN	(28.44)%	24.36%	44.28%		44.44%		(22.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$928.7	$1,490.8	$705.4		$360.2		$320.9
Ratio of operating expenses to average net assets	1.07%	1.05%	1.08%		1.08	%(2)	1.06	%(2)
Ratio of net investment income (loss) to average net assets	0.25%	0.04%	(0.10)%		0.15%		0.17%
Portfolio turnover rate	112.74%	64.39%	71.46%		53.44%		56.47%

(1)	Based on average shares outstanding.
(2)	Interest expense rounds to less than 0.01%.

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BARON REAL ESTATE FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	R6 SHARES
	Year Ended December 31,
	2022	2021	2020		2019		2018
Net asset value, beginning of year	$41.36	$36.02	$26.69		$21.10		$30.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.09 (1)	0.01 (1)	(0.03	)(1)	0.04	(1)	0.09	(1)
Net realized and unrealized gain (loss)	(11.90)	8.62	11.59		9.23		(6.43)
Total from investment operations	(11.81)	8.63	11.56		9.27		(6.34)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.02)	0.00	(0.02)		(0.04)		(0.07)
Net realized gain on investments	(0.80)	(3.29)	(2.21)		(3.64)		(2.50)
Total distributions	(0.82)	(3.29)	(2.23)		(3.68)		(2.57)
Net asset value, end of year	$28.73	$41.36	$36.02		$26.69		$21.10
TOTAL RETURN	(28.44)%	24.36%	44.23%		44.51%		(22.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$25.7	$33.3	$20.0		$13.2		$9.3
Ratio of operating expenses to average net assets	1.07%	1.05%	1.07%		1.07	%(2)	1.07	%(2)
Ratio of net investment income (loss) to average net assets	0.29%	0.02%	(0.10)%		0.17%		0.31%
Portfolio turnover rate	112.74%	64.39%	71.46%		53.44%		56.47%

(1)	Based on average shares outstanding.
(2)	Interest expense rounds to less than 0.01%.

1-800-99BARON	159

Information about your Investment	Baron Funds®

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of year	$17.51		$18.97		$14.72		$12.45		$15.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01	)(1)	(0.09	)(1)	(0.06	)(1)	0.03	(1)	0.05 (1)
Net realized and unrealized gain (loss)	(4.54)		(1.09)		4.31		2.27		(2.91)
Total from investment operations	(4.55)		(1.18)		4.25		2.30		(2.86)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		(0.28)		0.00		(0.03)		(0.02)
Net realized gain on investments	0.00		0.00		0.00		0.00		0.00
Return of capital	0.00		(0.00	)(2)	0.00		(0.00	)(2)	0.00
Total distributions	0.00		(0.28)		0.00		(0.03)		(0.02)
Net asset value, end of year	$12.96		$17.51		$18.97		$14.72		$12.45
TOTAL RETURN	(25.99)%		(6.26)%		28.87%		18.48%		(18.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$283.7		$462.6		$507.7		$667.1		$753.5
Ratio of operating expenses to average net assets	1.38%		1.33%		1.35%		1.35%		1.36%
Ratio of net investment income (loss) to average net assets	(0.07)%		(0.46)%		(0.44)%		0.23%		0.36%
Portfolio turnover rate	43.74%		33.10%		55.65%		59.00%		43.27%

(1)	Based on average shares outstanding.
(2)	Less than $0.01 per share.

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BARON EMERGING MARKETS FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	INSTITUTIONAL SHARES
	Year Ended December 31,
	2022	2021		2020		2019	2018
Net asset value, beginning of year	$17.58	$19.06		$14.75		$12.47	$15.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03 (1)	(0.04	)(1)	(0.03	)(1)	0.07 (1)	0.09 (1)
Net realized and unrealized gain (loss)	(4.57)	(1.11)		4.34		2.28	(2.93)
Total from investment operations	(4.54)	(1.15)		4.31		2.35	(2.84)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00	(0.33)		0.00		(0.06)	(0.06)
Net realized gain on investments	0.00	0.00		0.00		0.00	0.00
Return of capital	0.00	(0.00	)(2)	0.00		(0.01)	0.00
Total distributions	0.00	(0.33)		0.00		(0.07)	(0.06)
Net asset value, end of year	$13.04	$17.58		$19.06		$14.75	$12.47
TOTAL RETURN	(25.82)%	(6.07)%		29.22%		18.86%	(18.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$4,473.6	$8,408.8		$6,228.8		$4,644.8	$3,850.0
Ratio of operating expenses to average net assets	1.12%	1.08%		1.09%		1.09%	1.10%
Ratio of net investment income (loss) to average net assets	0.20%	(0.22)%		(0.20)%		0.50%	0.62%
Portfolio turnover rate	43.74%	33.10%		55.65%		59.00%	43.27%

(1)	Based on average shares outstanding.
(2)	Less than $0.01 per share.

1-800-99BARON	161

Information about your Investment	Baron Funds®

BARON EMERGING MARKETS FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	R6 SHARES
	Year Ended December 31,
	2022	2021		2020		2019	2018
Net asset value, beginning of year	$17.59	$19.07		$14.75		$12.48	$15.38
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03 (1)	(0.04	)(1)	(0.03	)(1)	0.07 (1)	0.10 (1)
Net realized and unrealized gain (loss)	(4.57)	(1.11)		4.35		2.27	(2.94)
Total from investment operations	(4.54)	(1.15)		4.32		2.34	(2.84)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00	(0.33)		0.00		(0.06)	(0.06)
Net realized gain on investments	0.00	0.00		0.00		0.00	0.00
Return of capital	0.00	(0.00	)(2)	0.00		(0.01)	0.00
Total distributions	0.00	(0.33)		0.00		(0.07)	(0.06)
Net asset value, end of year	$13.05	$17.59		$19.07		$14.75	$12.48
TOTAL RETURN	(25.81)%	(6.07)%		29.29%		18.77%	(18.47)%
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$10.4	$17.4		$13.9		$10.1	$7.3
Ratio of operating expenses to average net assets	1.13%	1.08%		1.09%		1.09%	1.11%
Ratio of net investment income (loss) to average net assets	0.20%	(0.21)%		(0.18)%		0.49%	0.69%
Portfolio turnover rate	43.74%	33.10%		55.65%		59.00%	43.27%

(1)	Based on average shares outstanding.
(2)	Less than $0.01 per share.

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BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of period	$51.65		$51.34		$28.68		$19.77		$20.56
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.37	)(1)	(0.62	)(1)	(0.44	)(1)	(0.02	)(1)	(0.21	)(1)
Net realized and unrealized gain (loss)	(26.27)		0.93		23.10		8.93		(0.58)
Total from investment operations	(26.64)		0.31		22.66		8.91		(0.79)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00		0.00		0.00
Net realized gain on investments	(0.50)		0.00		0.00		0.00		0.00
Total distributions	(0.50)		0.00		0.00		0.00		0.00
Net asset value, end of year	$24.51		$51.65		$51.34		$28.68		$19.77
TOTAL RETURN	(51.69	)%(2)(5)	0.60	%(2)(4)	79.01	%(2)	45.07	%(2)	(3.84	)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$223.3		$786.3		$921.7		$174.6		$35.7
Ratio of total expenses to average net assets	1.20%		1.15%		1.17%		1.25%		1.45%
Less: Ratio of interest expense to average net assets	(0.01)%		(0.00	)%(3)	0.00%		(0.00	)%(3)	(0.00	)%(3)
Ratio of operating expenses to average net assets	1.19%		1.15%		1.17%		1.25%		1.45%
Less: Reimbursement of expenses by Adviser	(0.04)%		(0.00	)%(6)	(0.02)%		(0.10)%		(0.30)%
Ratio of net operating expenses to average net assets	1.15%		1.15%		1.15%		1.15%		1.15%
Ratio of net investment income (loss) to average net assets	(1.14)%		(1.14)%		(1.10)%		(0.08)%		(0.94)%
Portfolio turnover rate	11.50%		23.73%		8.75%		19.44%		19.77%

(1)	Based on average shares outstanding.
(2)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(3)	Interest expense rounds to less than 0.01%.
(4)	The Adviser made voluntary payments to the Fund in the amount of $162,538 to compensate the Fund for losses incurred due to valuation errors. The impact of these payments increased the Fund’s total return by less than 0.01%.
(5)	The Adviser made a voluntary payment to the Fund in the amount of $82,890 to compensate the Fund for a loss incurred due to a valuation error. The impact of this payment increased the Fund’s total return by less than 0.01%.
(6)	Less than 0.01%.

1-800-99BARON	163

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BARON GLOBAL ADVANTAGE FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	INSTITUTIONAL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of period	$52.70		$52.25		$29.12		$20.02		$20.77
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.30	)(1)	(0.49	)(1)	(0.35	)(1)	(0.01	)(1)	(0.16	)(1)
Net realized and unrealized gain (loss)	(26.82)		0.94		23.48		9.11		(0.59)
Total from investment operations	(27.12)		0.45		23.13		9.10		(0.75)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00		0.00		0.00
Net realized gain on investments	(0.50)		0.00		0.00		0.00		0.00
Total distributions	(0.50)		0.00		0.00		0.00		0.00
Net asset value, end of year	$25.08		$52.70		$52.25		$29.12		$20.02
TOTAL RETURN	(51.57	)%(2)(5)	0.86	%(2)(4)	79.43	%(2)	45.45	%(2)	(3.61	)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$538.1		$1,803.3		$1,470.9		$212.8		$49.2
Ratio of total expenses to average net assets	0.94%		0.90%		0.92%		1.00%		1.18%
Less: Ratio of interest expense to average net assets	(0.01)%		(0.00	)%(3)	0.00%		(0.00	)%(3)	(0.00	)%(3)
Ratio of operating expenses to average net assets	0.93%		0.90%		0.92%		1.00%		1.18%
Less: Reimbursement of expenses by Adviser	(0.03)%		(0.00	)%(6)	(0.02)%		(0.10)%		(0.28)%
Ratio of net operating expenses to average net assets	0.90%		0.90%		0.90%		0.90%		0.90%
Ratio of net investment income (loss) to average net assets	(0.89)%		(0.89)%		(0.85)%		(0.03)%		(0.71)%
Portfolio turnover rate	11.50%		23.73%		8.75%		19.44%		19.77%

(1)	Based on average shares outstanding.
(2)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(3)	Interest expense rounds to less than 0.01%.
(4)	The Adviser made voluntary payments to the Fund in the amount of $162,538 to compensate the Fund for losses incurred due to valuation errors. The impact of these payments increased the Fund’s total return by less than 0.01%.
(5)	The Adviser made a voluntary payment to the Fund in the amount of $82,890 to compensate the Fund for a loss incurred due to a valuation error. The impact of this payment increased the Fund’s total return by less than 0.01%.
(6)	Less than 0.01%.

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BARON GLOBAL ADVANTAGE FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	R6 SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018
Net asset value, beginning of period	$52.73		$52.28		$29.14		$20.03		$20.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.29	)(1)	(0.50	)(1)	(0.32	)(1)	(0.03	)(1)	(0.15	)(1)
Net realized and unrealized gain (loss)	(26.85)		0.95		23.46		9.14		(0.61)
Total from investment operations	(27.14)		0.45		23.14		9.11		(0.76)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00		0.00		0.00
Net realized gain on investments	(0.50)		0.00		0.00		0.00		0.00
Total distributions	(0.50)		0.00		0.00		0.00		0.00
Net asset value, end of year	$25.09		$52.73		$52.28		$29.14		$20.03
TOTAL RETURN	(51.58	)%(2)(5)	0.86	%(2)(4)	79.41	%(2)	45.48	%(2)	(3.66	)%(2)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$9.3		$18.4		$15.0		$6.8		$4.3
Ratio of total expenses to average net assets	0.95%		0.90%		0.92%		1.00%		1.16%
Less: Ratio of interest expense to average net assets	(0.02)%		(0.00	)%(3)	0.00%		(0.00	)%(3)	(0.00	)%(3)
Ratio of operating expenses to average net assets	0.93%		0.90%		0.92%		1.00%		1.16%
Less: Reimbursement of expenses by Adviser	(0.03)%		(0.00	)%(6)	(0.02)%		(0.10)%		(0.26)%
Ratio of net operating expenses to average net assets	0.90%		0.90%		0.90%		0.90%		0.90%
Ratio of net investment income (loss) to average net assets	(0.89)%		(0.89)%		(0.83)%		(0.10)%		(0.69)%
Portfolio turnover rate	11.50%		23.73%		8.75%		19.44%		19.77%

(1)	Based on average shares outstanding.
(2)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(3)	Interest expense rounds to less than 0.01%.
(4)	The Adviser made voluntary payments to the Fund in the amount of $162,538 to compensate the Fund for losses incurred due to valuation errors. The impact of these payments increased the Fund’s total return by less than 0.01%.
(5)	The Adviser made a voluntary payment to the Fund in the amount of $82,890 to compensate the Fund for a loss incurred due to a valuation error. The impact of this payment increased the Fund’s total return by less than 0.01%.
(6)	Less than 0.01%.

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BARON REAL ESTATE INCOME FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018(1)
Net asset value, beginning of year	$17.90		$14.08		$11.65		$8.63		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.17	(2)	0.15	(2)	0.11	(2)	0.13	(2)	0.14	(2)
Net realized and unrealized gain (loss)	(5.10)		3.93		2.43		3.02		(1.25)
Total from investment operations	(4.93)		4.08		2.54		3.15		(1.11)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.17)		(0.19)		(0.11)		(0.13)		(0.26)
Net realized gain on investments	(0.09)		(0.07)		0.00		0.00		0.00
Total distributions	(0.26)		(0.26)		(0.11)		(0.13)		(0.26)
Net asset value, end of year	$12.71		$17.90		$14.08		$11.65		$8.63
TOTAL RETURN	(27.61	)%(3)	29.08	%(3)	22.02	%(3)	36.67	%(3)	(11.33	)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$13.3		$17.9		$2.9		$1.4		$0.4
Ratio of operating expenses to average net assets	1.32	%(4)	1.42	%(4)	4.40%		6.87%		10.47%
Less: Reimbursement of expenses by Adviser	(0.27)%		(0.37)%		(3.35)%		(5.82)%		(9.42)%
Ratio of net operating expenses to average net assets	1.05%		1.05%		1.05%		1.05%		1.05%
Ratio of net investment income to average net assets	1.13%		0.94%		0.91%		1.20%		1.43%
Portfolio turnover rate	185.25	%(5)	96.59%		41.75%		52.50%		67.39%

(1)	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
(2)	Based on average shares outstanding.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(4)	Interest expense rounds to less than 0.01%.
(5)	Increased market volatility and large net capital stock outflows caused an increase in the Fund’s portfolio turnover rate in 2022 beyond historical levels.

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BARON REAL ESTATE INCOME FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	INSTITUTIONAL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018(1)
Net asset value, beginning of year	$18.05		$14.15		$11.68		$8.66		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.20	(2)	0.18	(2)	0.37	(2)	0.14	(2)	0.16	(2)
Net realized and unrealized gain (loss)	(5.14)		3.98		2.21		3.01		(1.24)
Total from investment operations	(4.94)		4.16		2.58		3.15		(1.08)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.17)		(0.19)		(0.11)		(0.13)		(0.26)
Net realized gain on investments	(0.09)		(0.07)		0.00		0.00		0.00
Total distributions	(0.26)		(0.26)		(0.11)		(0.13)		(0.26)
Net asset value, end of year	$12.85		$18.05		$14.15		$11.68		$8.66
TOTAL RETURN	(27.43	)%(3)	29.51	%(3)	22.30	%(3)	36.54	%(3)	(11.03	)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$63.4		$113.7		$43.6		$2.7		$2.0
Ratio of operating expenses to average net assets	0.96	%(4)	1.08	%(4)	3.45%		5.63%		7.18%
Less: Reimbursement of expenses by Adviser	(0.16)%		(0.28)%		(2.65)%		(4.83)%		(6.38)%
Ratio of net operating expenses to average net assets	0.80%		0.80%		0.80%		0.80%		0.80%
Ratio of net investment income to average net assets	1.31%		1.11%		3.00%		1.37%		1.71%
Portfolio turnover rate	185.25	%(5)	96.59%		41.75%		52.50%		67.39%

(1)	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
(2)	Based on average shares outstanding.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(4)	Interest expense rounds to less than 0.01%.
(5)	Increased market volatility and large net capital stock outflows caused an increase in the Fund’s portfolio turnover rate in 2022 beyond historical levels.

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BARON REAL ESTATE INCOME FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	R6 SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018(1)
Net asset value, beginning of year	$18.03		$14.14		$11.67		$8.66		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.21	(2)	0.16	(2)	0.11	(2)	0.14	(2)	0.20	(2)
Net realized and unrealized gain (loss)	(5.14)		3.99		2.47		3.00		(1.28)
Total from investment operations	(4.93)		4.15		2.58		3.14		(1.08)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.17)		(0.19)		(0.11)		(0.13)		(0.26)
Net realized gain on investments	(0.09)		(0.07)		0.00		0.00		0.00
Total distributions	(0.26)		(0.26)		(0.11)		(0.13)		(0.26)
Net asset value, end of year	$12.84		$18.03		$14.14		$11.67		$8.66
TOTAL RETURN	(27.41	)%(3)	29.46	%(3)	22.32	%(3)	36.42	%(3)	(11.03	)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$0.6		$0.9		$0.6		$0.4		$0.4
Ratio of operating expenses to average net assets	0.97	%(4)	1.08	%(4)	3.47%		5.27%		7.05%
Less: Reimbursement of expenses by Adviser	(0.17)%		(0.28)%		(2.67)%		(4.47)%		(6.25)%
Ratio of net operating expenses to average net assets	0.80%		0.80%		0.80%		0.80%		0.80%
Ratio of net investment income to average net assets	1.38%		1.01%		1.06%		1.36%		2.07%
Portfolio turnover rate	185.25	%(5)	96.59%		41.75%		52.50%		67.39%

(1)	For the period January 2, 2018 (commencement of operations) to December 31, 2018.
(2)	Based on average shares outstanding.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(4)	Interest expense rounds to less than 0.01%.
(5)	Increased market volatility and large net capital stock outflows caused an increase in the Fund’s portfolio turnover rate in 2022 beyond historical levels.

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BARON HEALTH CARE FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018(1)
Net asset value, beginning of year	$21.34		$18.75		$12.86		$9.51		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.06	)(2)	(0.17	)(2)	(0.09	)(2)	(0.06	)(2)	(0.04	)(2)
Net realized and unrealized gain (loss)	(3.59)		3.06		6.17		3.41		(0.45)
Total from investment operations	(3.65)		2.89		6.08		3.35		(0.49)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00		0.00		0.00
Net realized gain on investments	0.00		(0.30)		(0.19)		0.00		0.00
Total distributions	0.00		(0.30)		(0.19)		0.00		0.00
Net asset value, end of year	$17.69		$21.34		$18.75		$12.86		$9.51
TOTAL RETURN	(17.10	)%(3)	15.46	%(3)	47.40	%(3)	35.23	%(3)	(4.90	)%(3)(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$55.0		$76.3		$26.8		$5.0		$2.8
Ratio of operating expenses to average net assets	1.21%		1.17%		1.73%		2.80%		4.94	%(5)
Less: Reimbursement of expenses by Adviser	(0.11)%		(0.07)%		(0.63)%		(1.70)%		(3.84	)%(5)
Ratio of net operating expenses to average net assets	1.10%		1.10%		1.10%		1.10%		1.10	%(5)
Ratio of net investment income (loss) to average net assets	(0.31)%		(0.82)%		(0.60)%		(0.54)%		(0.60	)%(5)
Portfolio turnover rate	71.55%		55.38%		35.84%		68.10%		27.30	%(4)

(1)	For the period April 30, 2018 (commencement of operations) to December 31, 2018.
(2)	Based on average shares outstanding.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(4)	Not Annualized.
(5)	Annualized.

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BARON HEALTH CARE FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	INSTITUTIONAL SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018(1)
Net asset value, beginning of year	$21.54		$18.88		$12.92		$9.53		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01	)(2)	(0.12	)(2)	(0.05	)(2)	(0.03	)(2)	(0.02	)(2)
Net realized and unrealized gain (loss)	(3.62)		3.08		6.20		3.42		(0.45)
Total from investment operations	(3.63)		2.96		6.15		3.39		(0.47)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00		0.00		0.00
Net realized gain on investments	0.00		(0.30)		(0.19)		0.00		0.00
Total distributions	0.00		(0.30)		(0.19)		0.00		0.00
Net asset value, end of year	$17.91		$21.54		$18.88		$12.92		$9.53
TOTAL RETURN	(16.85	)%(3)	15.72	%(3)	47.72	%(3)	35.57	%(3)	(4.70	)%(3)(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$149.3		$172.4		$38.6		$9.1		$4.5
Ratio of operating expenses to average net assets	0.90%		0.89%		1.45%		2.39%		4.06	%(5)
Less: Reimbursement of expenses by Adviser	(0.05)%		(0.04)%		(0.60)%		(1.54)%		(3.21	)%(5)
Ratio of net operating expenses to average net assets	0.85%		0.85%		0.85%		0.85%		0.85	%(5)
Ratio of net investment income (loss) to average net assets	(0.05)%		(0.57)%		(0.31)%		(0.28)%		(0.33	)%(5)
Portfolio turnover rate	71.55%		55.38%		35.84%		68.10%		27.30	%(4)

(1)	For the period April 30, 2018 (commencement of operations) to December 31, 2018.
(2)	Based on average shares outstanding.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(4)	Not Annualized.
(5)	Annualized.

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BARON HEALTH CARE FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	R6 SHARES
	Year Ended December 31,
	2022		2021		2020		2019		2018(1)
Net asset value, beginning of year	$21.54		$18.87		$12.91		$9.52		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01	)(2)	(0.12	)(2)	(0.04	)(2)	(0.03	)(2)	(0.02	)(2)
Net realized and unrealized gain (loss)	(3.63)		3.09		6.19		3.42		(0.46)
Total from investment operations	(3.64)		2.97		6.15		3.39		(0.48)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00		0.00		0.00
Net realized gain on investments	0.00		(0.30)		(0.19)		0.00		0.00
Total distributions	0.00		(0.30)		(0.19)		0.00		0.00
Net asset value, end of year	$17.90		$21.54		$18.87		$12.91		$9.52
TOTAL RETURN	(16.90	)%(3)	15.79	%(3)	47.76	%(3)	35.61	%(3)	(4.80	)%(3)(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$5.7		$6.5		$4.9		$1.3		$0.7
Ratio of operating expenses to average net assets	0.89%		0.89%		1.44%		2.22%		3.14	%(5)
Less: Reimbursement of expenses by Adviser	(0.04)%		(0.04)%		(0.59)%		(1.37)%		(2.29	)%(5)
Ratio of net operating expenses to average net assets	0.85%		0.85%		0.85%		0.85%		0.85	%(5)
Ratio of net investment income (loss) to average net assets	(0.05)%		(0.57)%		(0.25)%		(0.28)%		(0.32	)%(5)
Portfolio turnover rate	71.55%		55.38%		35.84%		68.10%		27.30	%(4)

(1)	For the period April 30, 2018 (commencement of operations) to December 31, 2018.
(2)	Based on average shares outstanding.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(4)	Not Annualized.
(5)	Annualized.

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BARON FINTECH FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2022		2021		2020(1)
Net asset value, beginning of year	$16.90		$14.69		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.07	)(2)	(0.14	)(2)	(0.09	)(2)
Net realized and unrealized gain (loss)	(5.59)		2.35		4.78
Total from investment operations	(5.66)		2.21		4.69
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00
Net realized gain on investments	(0.15)		0.00		0.00
Total distributions	(0.15)		0.00		0.00
Net asset value, end of year	$11.09		$16.90		$14.69
TOTAL RETURN	(33.46	)%(3)	15.04	%(3)	46.90	%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$7.0		$13.2		$6.4
Ratio of operating expenses to average net assets	1.63	%(4)	1.57%		3.09%
Less: Reimbursement of expenses by Adviser	(0.43)%		(0.37)%		(1.89)%
Ratio of net operating expenses to average net assets	1.20%		1.20%		1.20%
Ratio of net investment income (loss) to average net assets	(0.56)%		(0.85)%		(0.77)%
Portfolio turnover rate	27.08%		11.88%		8.12%

[1]	For the period January 2, 2020 (commencement of operations) to December 31, 2020.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Interest expense rounds to less than 0.01%.

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BARON FINTECH FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	INSTITUTIONAL SHARES
	Year Ended December 31,
	2022		2021		2020(1)
Net asset value, beginning of year	$16.98		$14.72		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04	)(2)	(0.10	)(2)	(0.07	)(2)
Net realized and unrealized gain (loss)	(5.62)		2.36		4.79
Total from investment operations	(5.66)		2.26		4.72
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00
Net realized gain on investments	(0.15)		0.00		0.00
Total distributions	(0.15)		0.00		0.00
Net asset value, end of year	$11.17		$16.98		$14.72
TOTAL RETURN	(33.30	)%(3)	15.35	%(3)	47.20	%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$31.1		$58.5		$24.0
Ratio of operating expenses to average net assets	1.20	%(4)	1.18%		2.43%
Less: Reimbursement of expenses by Adviser	(0.25)%		(0.23)%		(1.48)%
Ratio of net operating expenses to average net assets	0.95%		0.95%		0.95%
Ratio of net investment income (loss) to average net assets	(0.30)%		(0.60)%		(0.54)%
Portfolio turnover rate	27.08		11.88%		8.12%

[1]	For the period January 2, 2020 (commencement of operations) to December 31, 2020.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Interest expense rounds to less than 0.01%.

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BARON FINTECH FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	R6 SHARES
	Year Ended December 31,
	2022		2021		2020(1)
Net asset value, beginning of year	$16.98		$14.73		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04	)(2)	(0.10	)(2)	(0.06	)(2)
Net realized and unrealized gain (loss)	(5.62)		2.35		4.79
Total from investment operations	(5.66)		2.25		4.73
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00		0.00
Net realized gain on investments	(0.15)		0.00		0.00
Total distributions	(0.15)		0.00		0.00
Net asset value, end of year	$11.17		$16.98		$14.73
TOTAL RETURN	(33.30	)%(3)	15.28	%(3)	47.30	%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$4.5		$6.6		$3.7
Ratio of operating expenses to average net assets	1.18	%(4)	1.18%		2.33%
Less: Reimbursement of expenses by Adviser	(0.23)%		(0.23)%		(1.38)%
Ratio of net operating expenses to average net assets	0.95%		0.95%		0.95%
Ratio of net investment income (loss) to average net assets	(0.30)%		(0.60)%		(0.53)%
Portfolio turnover rate	27.08%		11.88%		8.12%

[1]	For the period January 2, 2020 (commencement of operations) to December 31, 2020.
[2]	Based on average shares outstanding.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Interest expense rounds to less than 0.01%.

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BARON NEW ASIA FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2022		2021(1)
Net asset value, beginning of year	$10.17		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05	)(2)	(0.05	)(2)
Net realized and unrealized gain (loss)	(2.72)		0.22
Total from investment operations	(2.77)		0.17
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00
Net realized gain on investments	0.00		0.00
Total distributions	0.00		0.00
Net asset value, end of year	$7.40		$10.17
TOTAL RETURN	(27.24	)%(3)	1.70	%(3)(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$0.9		$1.3
Ratio of operating expenses to average net assets	8.96%		10.06	%(5)(6)
Less: Reimbursement of expenses by Adviser	(7.51)%		(8.61	)%(5)(6)
Ratio of net operating expenses to average net assets	1.45%		1.45	%(5)(6)
Ratio of net investment income (loss) to average net assets	(0.58)%		(1.25	)%(6)
Portfolio turnover rate	56.48%		14.32	%(4)

(1)	For the period July 30, 2021 (commencement of operations) to December 31, 2021.
(2)	Based on average shares outstanding.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(4)	Not Annualized.
(5)	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2021.
(6)	Annualized

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Information about your Investment	Baron Funds®

BARON NEW ASIA FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	INSTITUTIONAL SHARES
	Year Ended December 31,
	2022		2021(1)
Net asset value, beginning of year	$10.17		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03	)(2)	(0.04	)(2)
Net realized and unrealized gain (loss)	(2.71)		0.21
Total from investment operations	(2.74)		0.17
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00
Net realized gain on investments	0.00		0.00
Total distributions	0.00		0.00
Net asset value, end of year	$7.43		$10.17
TOTAL RETURN	(26.94	)%(3)	1.70	%(3)(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$2.7		$3.2
Ratio of operating expenses to average net assets	7.22%		8.59	%(5)(6)
Less: Reimbursement of expenses by Adviser	(6.02)%		(7.39	)%(5)(6)
Ratio of net operating expenses to average net assets	1.20%		1.20	%(5)(6)
Ratio of net investment income (loss) to average net assets	(0.33)%		(1.00	)%(6)
Portfolio turnover rate	56.48%		14.32	%(4)

(1)	For the period July 30, 2021 (commencement of operations) to December 31, 2021.
(2)	Based on average shares outstanding.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(4)	Not Annualized.
(5)	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2021.
(6)	Annualized

176	www.BaronFunds.com

Information about your Investment	Baron Funds®

BARON NEW ASIA FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	R6 SHARES
	Year Ended December 31,
	2022		2021(1)
Net asset value, beginning of year	$10.17		$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03	)(2)	(0.04	)(2)
Net realized and unrealized gain (loss)	(2.70)		0.21
Total from investment operations	(2.73)		0.17
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00		0.00
Net realized gain on investments	0.00		0.00
Total distributions	0.00		0.00
Net asset value, end of year	$7.44		$10.17
TOTAL RETURN	(26.84	)%(3)	1.70	%(3)(4)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$0.1		$0.0	(7)
Ratio of operating expenses to average net assets	7.95%		8.10	%(5)(6)
Less: Reimbursement of expenses by Adviser	(6.75)%		(6.90	)%(5)(6)
Ratio of net operating expenses to average net assets	1.20%		1.20	%(5)(6)
Ratio of net investment income (loss) to average net assets	(0.42)%		(0.99	)%(6)
Portfolio turnover rate	56.48%		14.32	%(4)

(1)	For the period July 30, 2021 (commencement of operations) to December 31, 2021.
(2)	Based on average shares outstanding.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.
(4)	Not Annualized.
(5)	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2021.
(6)	Annualized
(7)	Amount represents less than $500,000.

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Information about your Investment	Baron Funds®

BARON TECHNOLOGY FUND

Selected data for a share outstanding throughout each year:

	RETAIL SHARES
	Year Ended December 31,
	2022(1)
Net asset value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.06	)(2)
Net realized and unrealized gain (loss)	(4.38)
Total from investment operations	(4.44)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00
Net realized gain on investments	0.00
Total distributions	0.00
Net asset value, end of year	$5.56
TOTAL RETURN	(44.40	)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$1.3
Ratio of operating expenses to average net assets	6.86%
Less: Reimbursement of expenses by Adviser	(5.66)%
Ratio of net operating expenses to average net assets	1.20%
Ratio of net investment income (loss) to average net assets	(0.81)%
Portfolio turnover rate	19.13%

(1)	For the period January 3, 2022 (commencement of operations) to December 31, 2022.
(2)	Based on average shares outstanding.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.

178	www.BaronFunds.com

Information about your Investment	Baron Funds®

BARON TECHNOLOGY FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	INSTITUTIONAL SHARES
	Year Ended December 31,
	2022(1)
Net asset value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04	)(2)
Net realized and unrealized gain (loss)	(4.39)
Total from investment operations	(4.43)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00
Net realized gain on investments	0.00
Total distributions	0.00
Net asset value, end of year	$5.57
TOTAL RETURN	(44.30	)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$1.6
Ratio of operating expenses to average net assets	6.42%
Less: Reimbursement of expenses by Adviser	(5.47)%
Ratio of net operating expenses to average net assets	0.95%
Ratio of net investment income (loss) to average net assets	(0.55)%
Portfolio turnover rate	19.13%

(1)	For the period January 3, 2022 (commencement of operations) to December 31, 2022.
(2)	Based on average shares outstanding.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.

1-800-99BARON	179

Information about your Investment	Baron Funds®

BARON TECHNOLOGY FUND (CONTINUED)

Selected data for a share outstanding throughout each year:

	R6 SHARES
	Year Ended December 31,
	2022(1)
Net asset value, beginning of period	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.03	)(2)
Net realized and unrealized gain (loss)	(4.40)
Total from investment operations	(4.43)
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	0.00
Net realized gain on investments	0.00
Total distributions	0.00
Net asset value, end of year	$5.57
TOTAL RETURN	(44.30	)%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets (in millions), end of year	$0.4
Ratio of operating expenses to average net assets	3.75%
Less: Reimbursement of expenses by Adviser	(2.80)%
Ratio of net operating expenses to average net assets	0.95%
Ratio of net investment income (loss) to average net assets	(0.46)%
Portfolio turnover rate	19.13%

(1)	For the period January 3, 2022 (commencement of operations) to December 31, 2022.
(2)	Based on average shares outstanding.
(3)	The total returns would have been lower had certain expenses not been reduced during the period shown.

180	www.BaronFunds.com

Information about your Investment	Baron Funds®

General Information

Custodian, Administrator, Transfer Agent and Dividend Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, serves as the custodian for the Funds’ cash and securities.

State Street serves as the administrator to the Funds and provides certain accounting and bookkeeping services, which include maintaining the books of each Fund, calculating daily the income and NAV per share of each Fund and assisting in the preparation of tax returns and reports to shareholders.

SS&C Global Investor & Distribution Solutions, Inc. serves as the transfer agent and dividend disbursing agent for the Funds.

These institutions are not responsible for investment decisions of the Funds.

Shareholder Information

If you have questions about your account or transactions, please contact SS&C at SS&C Global Investor & Distribution Solutions, Inc., P.O. Box 219946, Kansas City, MO 64121-9946, or by telephone at 1-800-442-3814.

If you have questions about general Fund information, please call 1-800-99BARON or 212-583-2100.

As a Delaware statutory trust, annual shareholder meetings are not required. The Adviser sends Annual and Semi-Annual financial reports to shareholders. Pending legal proceedings, if any, are disclosed in the SAI.

1-800-99BARON	181

For More Information

Investors who want more information about Baron Funds® may obtain the following documents free upon request at the numbers or addresses below.

Shareholder Reports and Statement of Additional Information

Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual financial reports to shareholders. In the Funds’ Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Additional information is also contained in the SAI dated April 28, 2023. A current SAI is on file with the SEC and is incorporated by reference in this Prospectus. You may obtain the SAI and the shareholder reports without charge by writing or calling 1-800-99BARON. The SAI and shareholder reports are also available on the Baron Funds® website, www.BaronFunds.com.

By telephone:	Call 1-800-99BARON (1-800-992-2766)

By mail:	Write to: BARON FUNDS® 767 Fifth Avenue New York, NY 10153

By e-mail:	Send your request to: info@BaronFunds.com

On the Internet:	Text-only versions of Baron Funds® documents can be viewed online or down loaded from www.BaronFunds.com or from the EDGAR database on the SEC’s website at www.sec.gov

Ticker Symbols:	Baron Partners Fund®
	Retail Shares	BPTRX
	Institutional Shares	BPTIX
	R6 Shares	BPTUX
Baron Focused Growth Fund®
	Retail Shares	BFGFX
	Institutional Shares	BFGIX
	R6 Shares	BFGUX
Baron International Growth Fund®
	Retail Shares	BIGFX
	Institutional Shares	BINIX
	R6 Shares	BIGUX
Baron Real Estate Fund®
	Retail Shares	BREFX
	Institutional Shares	BREIX
	R6 Shares	BREUX
Baron Emerging Markets Fund®
	Retail Shares	BEXFX
	Institutional Shares	BEXIX
	R6 Shares	BEXUX
Baron Global Advantage Fund®
	Retail Shares	BGAFX
	Institutional Shares	BGAIX
	R6 Shares	BGLUX
Baron Real Estate Income Fund®
	Retail Shares	BRIFX
	Institutional Shares	BRIIX
	R6 Shares	BRIUX
Baron Health Care Fund®
	Retail Shares	BHCFX
	Institutional Shares	BHCHX
	R6 Shares	BHCUX
Baron FinTech Fund®
	Retail Shares	BFINX
	Institutional Shares	BFIIX
	R6 Shares	BFIUX
Baron New Asia Fund®
	Retail Shares	BNAFX
	Institutional Shares	BNAIX
	R6 Shares	BNAUX
Baron Technology Fund®
	Retail Shares	BTEEX
	Institutional Shares	BTECX
	R6 Shares	BTEUX

SEC file number:	811-21296

No person has been authorized to give any information or to make any representations other than those contained in this prospectus or in the related SAI.

STATPROSELECT 04/28/2023

BARON SELECT FUNDS®

Baron Partners Fund®

Retail Shares: BPTRX

Institutional Shares: BPTIX

R6 Shares: BPTUX

Baron Focused Growth Fund®

Retail Shares: BFGFX

Institutional Shares: BFGIX

R6 Shares: BFGUX

Baron International Growth Fund®

Retail Shares: BIGFX

Institutional Shares: BINIX

R6 Shares: BIGUX

Baron Real Estate Fund®

Retail Shares: BREFX

Institutional Shares: BREIX

R6 Shares: BREUX

Baron Emerging Markets Fund®

Retail Shares: BEXFX

Institutional Shares: BEXIX

R6 Shares: BEXUX

Baron Global Advantage Fund®

Retail Shares: BGAFX

Institutional Shares: BGAIX

R6 Shares: BGLUX

Baron Real Estate Income Fund®

Retail Shares: BRIFX

Institutional Shares: BRIIX

R6 Shares: BRIUX

Baron Health Care Fund®

Retail Shares: BHCFX

Institutional Shares: BHCHX

R6 Shares: BHCUX

Baron FinTech Fund®

Retail Shares: BFINX

Institutional Shares: BFIIX

R6 Shares: BFIUX

Baron New Asia Fund®

Retail Shares: BNAFX

Institutional Shares: BNAIX

R6 Shares: BNAUX

Baron Technology Fund®

Retail Shares: BTEEX

Institutional Shares: BTECX

R6 Shares BTEUX

767 Fifth Avenue

New York, NY 10153

(800) 99Baron

212-583-2100

Statement of Additional Information

dated April 28, 2023

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Funds’ Prospectus dated April 28, 2023, which may be obtained without charge by writing or calling the Funds at the address or telephone number above or by visiting www.BaronFunds.com.

The Funds’ audited financial statements for the year ended December 31, 2022 are incorporated by reference into this SAI, which accompany this SAI and also can be found at www.BaronFunds.com. You also may request a copy of the Annual and Semi-Annual Financial Reports at no charge by writing or calling the Funds at the address or telephone number above.

No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the related Prospectus.

FUND HISTORY

Baron Select Funds (the “Trust”) is an open-end management investment company organized originally as a limited partnership known as Baron Capital Partners, L.P., on January 31, 1992, under the laws of the State of Delaware. On April 30, 2003, the partnership was converted into a statutory trust under the laws of the State of Delaware. The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There are twelve series currently available: Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund and Baron Technology Fund, which are non-diversified; and Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron WealthBuilder Fund, and Baron New Asia Fund, which are diversified. Baron Partners Fund is the successor to Baron Capital Partners, L.P., and Baron Focused Growth Fund is the successor to Baron Investment Partners, L.P. Baron Partners Fund and Baron Focused Growth Fund have substantially the same investment objectives and strategies as did their respective predecessor partnerships.

This Statement of Additional Information is for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund and Baron Technology Fund (individually, a “Fund,” and collectively, the “Funds”). If you are interested in Baron WealthBuilder Fund, please visit www.BaronFunds.com or contact us at 1-800-99BARON.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

Investment Strategies and Risks.

The investment goal of Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund and Baron Technology Fund is to seek capital appreciation, and in the case of Baron Real Estate Income Fund, capital appreciation and current income.

•	Baron Partners Fund invests primarily in equity securities in the form of common stock of U.S. growth companies of any market capitalization.

•

Baron Focused Growth Fund invests 65% of its net assets in equity securities in the form of common stock of small- and mid-sized growth companies with market capitalizations up to the largest market cap stock in the Russell Midcap Growth Index at reconstitution. The 65% standard is measured at the time of purchase. At the last reconstitution by Russell on June 30, 2020, the largest market cap stock in the Russell Midcap Growth Index was $47.97 billion.

•

Baron International Growth Fund invests primarily in equity securities in the form of common stock of non-U.S. growth companies and seeks to diversify among several developed countries and developing countries throughout the world, although the Fund may only invest up to 35% of its net assets in developing countries. Developing countries include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes.

•

Baron Real Estate Fund, under normal circumstances, invests 80% of its net assets in equity securities in the form of common stock of U.S. and non-U.S. real estate and real estate-related companies of any market capitalization, and in companies which, in the Adviser’s opinion, own significant real estate assets at the time of investment.

•	Baron Emerging Markets Fund, under normal circumstances, invests 80% of its net assets in equity securities in the form of common stock of growth companies domiciled, headquartered or whose primary business activities or principal trading markets are in developing countries, which include countries in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM Index.

•

Baron Global Advantage Fund, under normal circumstances, invests primarily in equity securities in the form of common stock of established and emerging markets companies located throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Growth Index Net. At all times, the Fund invests in equity securities of companies in at least three countries outside of the U.S. Under normal conditions, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable).

•

Baron Real Estate Income Fund, under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-related yield securities. The Fund may invest in debt securities that have a rating of, or equivalent to, at least “BBB” by S&P Global Ratings or “Baa” by Moody’s Investors Services, Inc., or if unrated, are judged by the Adviser to be of comparable quality. The Fund may invest up to 35% of its total assets in such securities. Some debt securities purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular debt security.

•

Baron Health Care Fund, under normal circumstances, invests at least 80% of its net assets in equity securities in the form of common stock of companies engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. The Adviser uses various criteria to determine whether an issuer is engaged in activities related to the health care industry, including whether: (1) the issuer derives 50% or more of its revenues from activities in the health care industry; or (2) the issuer devotes 50% or more of its assets to producing sales from the health care industry. These companies may include, among others, pharmaceutical companies, biotechnology companies, life sciences tools and services companies, health care equipment companies, health care supplies companies, managed health care companies, health care services companies, health care facilities, health care distributors, and health care technology companies. The Fund strives to invest in multiple subsectors of the health care industry. The Fund’s allocation among the different subsectors of the health care industry will vary depending upon the relative potential the Fund sees within each area.

•

Baron FinTech Fund, under normal circumstances, invests at least 80% of its net assets in securities of companies that develop, use, or rely on innovative technologies or services, in a significant way, for banking, lending, capital markets, financial data analytics, insurance, payments, asset management, or wealth management.

•

Baron New Asia Fund, under normal circumstances, invests 80% of its net assets in the common and preferred stocks of companies located in Asia, which consists of all countries and markets in Asia, but including all other developed, developing, and frontier countries and markets in the Asian region. Certain developing market countries may also be classified as “frontier” market countries, which are a subset of developing market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The Adviser considers a company or other issuer to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. The Fund currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project with significant assets or operations in that country or region; (iii) it is principally secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in a recognized securities index for the country or region; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that the Fund has latitude in determining whether an issuer should be included within a region or country.

•

Baron Technology Fund, under normal circumstances, invests 80% of its net assets in equity securities in the form of common stock of U.S. and non U.S. technology companies of any market capitalization, selected for their durable growth potential from the development, advancement, and use of technology. The 80% standard is measured at the time of purchase.

In addition to the investment strategies of the Funds described in each of their respective summary sections and in the Prospectus on pages 107-110, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Trust’s Board of Trustees (the “Board”) without shareholder approval upon at least 60 days’ notice. Shareholders will be notified of any material changes. Some of the strategies discussed below are mentioned in the Prospectus, but they are explained in more detail here.

Recent Market and Economic Developments; Geopolitical Events

An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts.

The United States and many other developed and emerging market countries and global debt and equity capital markets have been materially and adversely affected by the impact of, and the significant uncertainty about the future caused by, the pandemic spread of COVID-19. As a result, certain financial institutions as well as the global financial system experienced severe economic distress. There have been material and adverse impacts on the broader financial and credit markets and the debt and equity capital for the market as a whole, and certain risks discussed in the Prospectus and elsewhere in this SAI may be exacerbated, such as credit risk, liquidity risk, interest rate risk and the risks of investing in certain sectors. These events have contributed, and may continue to contribute, to severe market volatility, which may adversely impact the Funds’ net asset values and result in heightened volatility in the performance of the Funds’ investments. In addition to these events having adverse consequences for the Funds and the Funds’ investments, the operations of the Adviser and its affiliates and the Funds’ other service providers have been impacted, and may continue to be impacted, perhaps significantly adversely impacted, as a result of the COVID-19 pandemic, such as restrictions on certain business operations, which may have long-term negative impacts on such operations generally or the ability of such operations to remain viable; more limited resources as the result of adverse market conditions that may negatively impact the cash flow and/or profitability of such businesses; quarantine measures and travel restrictions imposed on such entities’ personnel based or temporarily located in affected regions; or any related health issues of such entities’ personnel.

Some sectors of the economy and individual issuers experienced particularly large losses. Many of them have recovered somewhat. For example, companies in the energy sector, including master limited partnerships and energy infrastructure companies in which certain Funds invest, for a period were adversely impacted by reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the pandemic spread of COVID-19 and by price competition among key oil producing countries.

Unforeseen geopolitical events, such as Russia’s large-scale invasion of Ukraine in February 2022, have dramatically affected markets and prospects world-wide. The extent and duration of this military action, resulting sanctions and resulting future market disruptions are impossible to predict, but should be expected to be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on Russian entities or individuals could have a severe adverse effect on the region, and on others around the world, including significant negative impacts on the economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. These and any related events could have significant impact on Fund performance and the value of their investments in a Fund.

The current market conditions, as well as various social and political tensions in the United States and around the world, may continue to contribute to increased market volatility, may have long-term effects on the U.S. and global financial markets, and may cause further economic uncertainties or deterioration in the United States and worldwide. The prolonged continuation or further exacerbation of the current U.S. and global economic downturn could adversely impact the Funds. The Adviser does not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the US economy, the securities markets and issuers held by a Fund. Market volatility, dramatic changes to interest rates, rapidly increasing inflation and/or a return to unfavorable economic conditions may lower a Fund’s performance or impair a Fund’s ability to achieve its investment objective. The Adviser intends to monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Non-U.S. Securities.

Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund and Baron Technology Fund may invest without limitation in the securities of non-U.S. issuers in U.S. denominated form known as American Depository Receipts (“ADRs”). Baron Partners Fund and Baron Focused Growth Fund may also invest up to 25% of their respective total assets, and Baron Real Estate Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund and Baron Technology Fund may invest up to 35% of their respective total assets, directly in the securities of non-U.S. issuers that are not publicly traded in the U.S. and in Global Depository Receipts (“GDRs”) and European Depository Receipts (“EDRs”).

Baron International Growth Fund invests primarily in non-U.S. securities. Non-U.S. securities include securities that the Adviser determines are “non-U.S.” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. The Fund may also invest up to 25% of its total assets in U.S. issuers. In addition, the Fund may invest without limitation in ADRs, EDRs and GDRs, or in other securities convertible into securities of foreign issuers.

Baron Emerging Markets Fund invests primarily in equity securities in the form of common stock of growth companies domiciled, headquartered or whose primary business activities or principal trading markets are developing countries. A developing county is a country included in the MSCI Emerging Markets (EM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM Index. The Fund may invest up to 20% of its net assets in developed countries, frontier countries as defined by the MSCI Frontier Markets (FM) Index and in the securities of non-U.S. issuers in developed and frontier countries in ADRs.

Baron Global Advantage Fund may invest without limitation directly in the securities of U.S. and non-U.S. companies in any form, including, in the case of U.S. companies, EDRs and GDRs, and in the case of non-U.S. companies, ADRs. At all times, Baron Global Advantage Fund will have investments in the securities of companies in at least three countries outside of the U.S. Under normal conditions, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable).

Baron New Asia Fund may invest up to 20% of its total assets directly in the securities of U.S. issuers. In addition, the Fund may invest without limitation in the securities of non-U.S. issuers in ADRs, GDRs and other types of depository receipts with respect to issuers located in Asia.

ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a U.S. bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs, although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investments in ADRs have certain advantages over direct investment in the underlying non-U.S. securities, since (i) ADRs are U.S. dollar denominated investments that are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as U.S. issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security. Issuers of non-U.S. securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are U.S. issuers. These securities may have exposure to developed countries and developing countries, which include countries in the MSCI Emerging Markets (EM) Index, countries in the MSCI Frontier Markets (FM) Index and other countries determined by the Adviser to be developing countries based on classifications made by the International Monetary Fund or on country characteristics similar to those of the countries in the EM and FM Indexes.

Brexit.

In June 2016, the United Kingdom (the “UK”) held a referendum resulting in a vote in favor of the exit of the UK from the European Union (the “EU”), known as “Brexit.” On March 29, 2017, the UK triggered the withdrawal procedures in Article 50 of the Treaty of Lisbon which provides for a two-year negotiation period between the EU and the withdrawing member state. Accordingly, it was initially anticipated that the UK would cease to be a member of the EU by the end of March 2019; however, this was subsequently extended to January 31, 2020. Following this date, the UK ceased to be a member of the EU and the EU-UK Withdrawal Agreement came into force, under which EU law still had effect in the UK during a transitional period. This transitional period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the UK’s exit are not known at this time and are unlikely to be known for a significant period of time. The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. It is also unknown whether the UK’s exit from the EU will increase the likelihood of other countries also departing the EU. Any additional exits from the EU, or the possibility of such exits, may have a significant impact on European and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth. It is not possible to ascertain the precise impact these events may have on a Fund or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for the Funds and their investments. Whether or not a Fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investment.

Investing in the Greater China Region.

Investing in the Greater China region, consisting of Hong Kong, the People’s Republic of China and Taiwan, among other locations, involves a high degree of risk and special considerations not typically associated with investing in more established economies or securities markets. Such risks may include: (a) social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy, including regulations that may severely affect certain companies or sectors, sometimes adopted with little or no warning; (k) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (l) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (m) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (n) the fact that statistical information regarding the economy of the Greater China region may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations; (s) economies characterized by over-extension of credit and rising unemployment; (t) the impact of population and demographic trends, including the aging of the Chinese population and the recent reduction in China’s overall population; and (u) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

The People’s Republic of China is dominated by the one-party rule of the Communist Party. Investments in China involve the risk of greater control over the economy, political and legal uncertainties and currency fluctuations or blockage. The government of the People’s Republic of China exercises significant control over economic growth through the allocation of resources, controlling payment of foreign currency denominated obligations, setting monetary policy, and providing preferential treatment to particular industries or companies. For the last few decades, the government of the People’s Republic of China has been reforming economic and market practices and providing a larger sphere for private ownership of property. While currently contributing to growth and prosperity, the government may decide not to continue to support these economic reform programs and could possibly return to the completely centrally planned economy that existed prior to 1978.

As with all transition economies, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The real estate market in China has been extremely volatile. Additionally, local government debt is high, and the level of that debt may pose a threat to the Chinese economy. Over the long term, China’s aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country’s major challenges.

China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns.

While the Chinese economy has grown rapidly in past years, China’s growth rate has begun to decline and there is no assurance that past growth rates will be sustainable. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and the securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers by China or its trading partners, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. China’s economy may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the People’s Republic of China, but changes to their political and economic relationships with the People’s Republic of China could adversely impact investments in Taiwan and Hong Kong. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Fund involves risk of a total loss. The potential political reunification of China and Taiwan is a highly problematic issue and could negatively affect Taiwan’s economy and stock market. Hong Kong is closely tied to China, economically and through China’s 1997 acquisition of the country as a Special Autonomous Region. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms until 2047. However, China has in recent years curtailed Hong Kong’s autonomy and freedoms, which has led to political unrest and eroded investor and business confidence in Hong Kong.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan- based companies and individuals are significant investors in China. Military conflict between China and Taiwan may severely affect economies and markets and securities of Chinese and Taiwanese issuers and other companies globally. In addition, China has strained international relations with Japan, India and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Greater China region has historically been prone to natural disasters such as earthquakes, droughts, floods and tsunamis and is economically sensitive to environmental events. Any such event could cause a significant impact on the economy of, or investments in, the Greater China region.

The Chinese economy could be adversely affected by supply chain disruptions. The effect of China’s recent relaxation of its “zero-COVID” policy on the Chinese and global supply chains and economies may not be fully known for some time.

In addition, there may be restrictions on investments in Chinese companies. For example, recent Executive Orders signed by the President of the United States prohibit U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Chinese Military Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or inability to participate in an investment the Subadviser otherwise believes is attractive, the Fund may incur losses. Further, Chinese companies are subject to the risk of de-listing on U.S. exchanges, if the United States Public Company Accounting Oversight Board (the “PCAOB”) is unable to obtain access to inspect audit firms in China that are PCAOB-registered. While the PCAOB has recently obtained such access, there is no assurance that it will continue. If that access is discontinued, Chinese companies that are listed on U.S. exchanges may be required to de-list, which could materially adversely affect the markets for their securities.

Investing in Chinese Companies through Variable Interest Entities.

The Funds may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as the Funds. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Actions by Chinese authorities could include revoking the business licenses of Chinese operating companies with VIE structures, imposing fines or penalties, confiscating income or assets, nationalizing the Chinese operating company, discontinuing or restricting operations in China, requiring changes to corporate structuring and contractual arrangements, prohibiting the use of proceeds from overseas financing or otherwise taking adverse regulatory or enforcement actions. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors, and a U.S.-listed company may expend substantial resources attempting to enforce the arrangements. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts the Funds’ ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company’s earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the Securities and Exchange Commission, the Public Company Accounting Oversight Board or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and the Funds could incur significant losses with no recourse available.

REITs.

The Funds may invest in the equity securities of real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests in real estate and derives its income from rents or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Similarly, trends in favor of online shopping may negatively affect the real estate market for commercial properties.

Securities Lending.

The Funds may lend their portfolio securities to qualified institutions. By lending its portfolio securities, a Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. A Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), which currently provide that (a) the borrower pledges and maintains with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time and the loaned securities be subject to recall within the normal and customary settlement time for securities transactions and (d) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

A Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 25% of the value of its total assets (including such loans). Loan arrangements made by a Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Trust’s Board of Trustees.

A Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by its Board of Trustees. In addition, a Fund shall, through the ability to recall securities prior to any required vote, retain voting rights over the loaned securities.

When-Issued and Delayed-Delivery Securities and Forward Commitments.

The Funds may purchase or sell securities on a when-issued or delayed-delivery basis. When-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price at the time of entering into the transaction. While a Fund generally purchases securities on a when-issued basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if the Adviser deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders. When-issued and delayed-delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There are also the risks that the security will never be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. The Funds do not anticipate investing more than 10% of their total assets in such securities.

Illiquid Securities.

The Funds may invest up to 15% of their respective net assets in illiquid securities at the time of purchase. Subsequently, if as a result of changes in the portfolio, illiquid securities exceed 15% of net assets, a Fund may not acquire any additional illiquid securities and Adviser will take such steps as it considers appropriate to reduce the percentage within a reasonable period of time. An illiquid security is one that a Fund reasonably expects to be unable to sell or dispose of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such investments may include private equity securities, private investments in public equity securities and other restricted securities. To the extent that there is no established market for some of the debt securities in which the Funds may invest, there may be thin or no trading in such securities, and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Funds to sell securities for which no established market exists. During periods of reduced market liquidity, and in the absence of readily available market quotations for securities held in the Funds’ portfolios, the responsibility of the Adviser to value the Funds’ securities becomes more difficult, and the Adviser’s judgment may play a greater role in the valuation of the Funds’ securities due to a reduced availability of reliable data.

To the extent that the Funds purchase illiquid securities or securities that are restricted as to resale, the Funds may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. The Funds may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities.

If one or more instruments in a Fund’s portfolio become illiquid, the Fund may exceed its limit on illiquid instruments. If this occurs, the Fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. However, this requirement will not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.

Debt Securities.

Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. The longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Debt securities, particularly mortgage-backed securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. The Funds do not anticipate investing more than 5% of their respective assets in mortgage-backed securities.

The Funds may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value, and pay-in-kind securities pay interest through the issuance of additional securities.

The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of a comparable term and quality. The secondary market value of corporate debt securities structured as zero-coupon securities or pay-in-kind securities may be more volatile in response to changes in interest rates than debt securities that pay interest periodically in cash. Because such securities do not pay current interest but instead accrue such income, to the extent that the Funds do not have available cash to meet distribution requirements with respect to such income, they could be required to dispose of portfolio securities that they would not otherwise. Such disposition could be at a disadvantageous price. Investments in such securities also involve certain tax considerations.

The Funds from time to time may also purchase indebtedness and participations, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular debt security. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit, which can be realized through thorough analysis. There are no established markets for some of this indebtedness, and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank is not the security of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 10% of their total assets in trade and other claims.

Repurchase and Reverse Repurchase Agreements.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Funds buy a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause the Funds to suffer a loss, including loss of interest on, or principal of, the security and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities. Repurchase agreements carry the risk that the market value of the securities declines below the repurchase price. Also a Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. In the event the borrower commences bankruptcy proceedings, a court may characterize the transaction as a loan. If a Fund has not perfected a security interest in the underlying collateral, the Fund may be required to return the underlying collateral to the borrower’s estate and be treated as an unsecured creditor. As an unsecured creditor, the Fund could lose some or all of the principal and interest involved in the transaction.

The Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Funds sell a security and simultaneously agree to buy it back at a mutually agreed upon time and price. Reverse repurchase agreements are a type of borrowing that may increase the possibility of fluctuation in a Fund’s net asset value.

Effective August 19, 2022, the Funds began complying with Rule 18f-4 under the 1940 Act, which governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Compliance with Rule 18f-4 by a Fund could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance. For more information, please see the “Use of Derivatives” section on page 16.

Medium- And Lower-Rated Corporate Debt Securities.

The Funds may invest in debt securities that have a rating of, or equivalent to, at least “BBB” by S&P Global Ratings (“S&P”) or “Baa” by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, are judged by the Adviser to be of comparable quality. Each Fund may invest up to 35% of its total assets in such securities. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Funds’ equity portfolios. The Adviser could be wrong in its analysis. A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower-rated corporate debt securities and adversely affect the market value of such securities and lead to increased incidences of default. Yields on medium and lower-rated corporate debt securities in the Funds’ portfolios that are interest rate sensitive can be expected to fluctuate over time.

Short Sales.

The Funds may sell securities short. The Funds may sell a security that the Funds do not own. In order to do so, the Funds must borrow a security to deliver it to the purchaser and later buy that security in the market and return it to the lender. The Funds may establish short positions in securities that the Adviser believes have limited growth prospects or are over-priced, or in securities of companies the Adviser believes are poorly managed or have highly leveraged balance sheets. The Funds may also establish a short position in a security to hedge exposure to a particular company or to hedge exposure to a certain industry or sector of the market. The Funds may also short market indices to hedge against broad movements in the market. The value of a security sold short could increase and the Funds would have to pay more to buy the security to return to the lender than it received from the purchaser in the short sale. The Funds’ risk of loss in these types of short sales is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The Funds may also sell a security short that the Funds own or a security equivalent in kind or amount to a security the Funds have a right to obtain (for example, a security convertible into the security sold short or a security that the Adviser believes will be deliverable upon the closing of a transaction). The Funds may also sell securities short when, in the opinion of the Adviser, the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. If the value of the securities in these types of short sales increases, the Funds lose the opportunity to participate in the gain of the covered positions.

Options Transactions and Swaps.

The Funds may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be “covered” (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below for as long as the call is outstanding. Even though the Funds will receive the option premium to help protect it against loss, a call sold by a Fund exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold, and a put sold by a Fund exposes the Fund to potential loss in the amount of the difference between the exercise price and the market value of the underlying security.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer, when exercised, the obligation to buy, the underlying security at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller, if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period, while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds may engage in either style of option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options (“OTC options”) and other derivative investments. Exchange-listed options are issued by a regulated financial intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but it is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Funds’ ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial intermediaries or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds generally expect to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial intermediaries through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

There is no central clearing or, unless the parties provide for it, guaranty function in an OTC option or derivative, including certain swaps. As a result, if the Counterparty fails to make or take delivery of the security or other instrument, or fails to make a cash settlement payment due in accordance with the option, the Funds will lose any premium they paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with qualified Counterparties. The staff of the SEC currently takes the position that OTC options purchased by the Funds, and portfolio securities “covering” the amount of the Funds’ obligation pursuant to an OTC option sold by it (the cost of the sell-back plus any in-the-money amount) are illiquid and subject to the Funds’ limitations on investments in illiquid securities, unless the Funds have the legal right to terminate the option on not more than seven days notice and the Counterparty has a high credit quality rating.

Foreign Currency Transactions.

The Funds that are permitted to invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and futures options, and they may engage in foreign currency transactions either on a spot (cash) basis at prevailing currency exchange rates or through forward currency contracts. These Funds may engage in these transactions to hedge, directly or indirectly, against currency fluctuations, for other investment purposes and, with respect to certain Funds, to seek to enhance returns. A Fund may enter into currency transactions only with counterparties that the Adviser deems to be creditworthy. Certain of the foreign currency transactions the Funds may use are described below.

Forward Foreign Exchange Transactions. Certain Funds may enter into forward currency contracts (“forwards”) in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s investments or as part of its investment strategy. Forwards are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a set price on a future date. The market value of a forward fluctuates with changes in foreign currency exchange rates. Forwards are marked to market daily based upon foreign currency exchange rates from an independent pricing service, and the change in value is recorded as unrealized appreciation or depreciation. A Fund will record a realized gain or loss when the forward is closed. Forwards are highly volatile, involve substantial currency risk and may also involve credit and liquidity risks.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. A Fund may write covered call options on up to 100% of the currencies in its portfolio. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Currency Swaps. In order to protect against currency fluctuations, a Fund may enter into currency swaps. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Limitations on Currency Transactions. A Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily.

Risk Factors in Hedging Foreign Currency. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While a Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared.

Use of Derivatives.

Use of Derivatives.

Each Fund is operated by the Adviser in reliance on an exclusion, granted to operators of registered investment companies such as the Funds, from registration as a “commodity pool operator” (“CPO”), with respect to the Fund, under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a CPO under the CEA. The Funds may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, “commodity interests”) if the Adviser continues to claim the exclusion from the definition of CPO with respect to such Funds. In order for the Adviser to be eligible to continue to claim this exclusion, if a Fund uses commodity interests other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission (the “CFTC”)), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a Fund’s direct use of commodity interests complies with the trading limitations described above, the Fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the Fund’s investment in other investment vehicles, including investment companies that are not managed by the Adviser or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, “underlying investment vehicles”). Because the Adviser may have limited or no information as to the commodity interests in which an underlying investment vehicle invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the Funds, to continue to rely on the exclusion from the definition of CPO. The Adviser, on behalf of the Funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Adviser must meet certain conditions and the Funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

Recent Regulation Regarding Derivatives.

Effective August 19, 2022, the Funds began complying with Rule 18f-4 under the 1940 Act, which governs the use of derivative investments and certain financing transactions (e.g. reverse repurchase agreements) by registered investment companies. Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. Compliance with Rule 18f-4 could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance.

Special Situations.

The Funds may invest in “special situations.” A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement. The risk of investing in special situations is that the anticipated development does not occur or its impact is not what the Adviser expected.

International Sanctions.

From time to time, certain of the companies in which a Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Share Classes.

The Funds offer three classes of shares, Retail Shares, Institutional Shares and R6 Shares, which differ only in their ongoing fees and eligibility requirements. Retail Shares are available to all investors, and account minimums range from $500 to $2,000, depending on the account type. Institutional Shares are for accounts in the amount of $1,000,000 or more per Fund. Institutional Shares are intended for certain financial intermediaries that offer shares of the Baron Funds® through fee-based platforms, retirement platforms or other platforms for which the financial intermediary provides services and is not compensated by the Baron Funds® for those services. Shareholders meeting the eligibility requirements for the Institutional Shares may also purchase Institutional Shares directly without paying a sales charge or any other additional fees. Baron WealthBuilder Fund, employees/Directors of the Adviser and its affiliates and Trustees of the Baron Funds® are not subject to the eligibility requirements for Institutional Shares. R6 Shares are available only to qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans) (collectively, “Qualified Plans”), health savings accounts (HSAs), endowment funds and foundations, any state, county or city, or its instrumentality, department, authority, or agency, 403(b) plans, 457 plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies, both affiliated and not affiliated with the Adviser, and any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations. R6 Shares are not available to traditional and Roth Individual Retirement Accounts, SEPs, SARSEPs and individual 403(b) plans. Institutional Shares are available to such accounts or plans to the extent they are purchased through an eligible fee-based program. R6 Shares are also not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds. There is no minimum initial investment for Qualified Plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Funds. All other R6 eligible investors must meet a minimum initial investment of at least $5,000,000 per Fund. For more information, please see the “How to Purchase Shares” section on pages 130-132 of the Prospectus. The Funds reserve the right, without prior notice, to change the eligibility requirements of its share classes, including the types of investors who are eligible to purchase each share class.

Fund Policies.

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval by a majority of the Funds’ shareholders or at least two-thirds of a quorum of a majority of the shareholders. Unless otherwise noted, all percentage restrictions are measured as of the time of the purchase.

The Funds may not:

1.

Issue senior securities or borrow money in excess of amounts permitted by law (which currently requires asset coverage of 300% immediately after such borrowing, subject to exceptions for borrowings of up to 5% for short-term purposes.

2.	Purchase or sell commodities or commodity contracts unless in conformity with regulations of the Commodities Futures Trading Commission;

3.

Purchase or sell oil and gas interests or real estate. Securities issued by companies engaged in the oil, gas or real estate business or secured by oil and gas or real estate are not considered oil or gas interests or real estate for purposes of this restriction;

4.	Underwrite securities of other issuers insofar as the Fund is the seller of such securities;

5.

Make loans, except to the extent that the purchase of debt obligations of any type (including loan participations, repurchase agreements and corporate commercial paper) are considered loans, and except that the Fund may lend portfolio securities in compliance with requirements established from time to time by the SEC;

6.	Mortgage, pledge or hypothecate any of its assets, except in connection with borrowings, loans of portfolio securities or other permitted transactions; or

7.

Invest 25% or more of the value of their total assets in any particular GICS Sub-Industry, except that Baron Real Estate Fund will invest more than 25% of its total assets in GICS Sub-Industries within the GICS Real Estate Industry Group, and in companies that own significant real estate assets that are included in any GICS Sub-Industry, Baron Real Estate Income Fund will invest more than 25% of its total assets in GICS Sub-Industries within the GICS Equity Real Estate Investment Trust Industry, and Baron Health Care Fund will invest more than 25% of its total assets in GICS Sub-Industries within the GICS Health Care Sector Baron FinTech Fund will invest more than 25% of its total assets in the GICS Sub-Industries within the GICS Financials and/or Information Technology Sectors and Baron Technology Fund will invest more than 25% of its total assets in the GICS Sub-Industries within the GICS Information Technology Sector. For the purpose of this restriction, the percentage will be measured at the time of purchase.

As a non-fundamental policy, the Funds may not invest more than 15% of their respective net assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

Baron International Growth Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Fund, and Baron New Asia Fund may not purchase the securities of any one issuer other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund’s total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to the 5% and 10% limitations.

Temporary Defensive Position.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In such circumstances, the Adviser may invest all or a portion of the Funds’ assets in cash or cash equivalents, such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short term debt instruments, and repurchase agreements. Taking such a temporary defensive position may cause the Funds not to achieve their investment goals.

Borrowing.

Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, Baron Technology Fund, and Baron WealthBuilder Fund of Baron Select Funds and Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund of Baron Investment Funds Trust have entered into a committed line of credit facility with State Street Bank and Trust Company (“SSBT”) as lender pursuant to which the funds may borrow up to $200 million in order to provide them with temporary liquidity on a first-come, first-served basis. Interest is charged to the borrowing fund at a rate equal to the higher of the Overnight Bank Funding Rate plus 0.10% or the Federal Funds Effective Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $1 billion. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. Baron Partners Fund may borrow up to the lesser of $1 billion or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the One-Month Term Secured Overnight Financing Rate plus 0.10%,the Federal Funds Effective Rate, or the Overnight Bank Funding Rate; plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount.

Portfolio Turnover.

Portfolio turnover rates fluctuate depending on market conditions. The turnover rates for the Funds for the past two years ended December 31 are:

	2022	2021
Baron Partners Fund	6.19%	9.14%
Baron Focused Growth Fund	22.34%	45.28%
Baron International Growth Fund	47.04%	36.00%
Baron Real Estate Fund	112.74%	64.39%
Baron Emerging Markets Fund	43.74%	33.10%
Baron Global Advantage Fund	11.50%	23.73%
Baron Real Estate Income Fund	185.25%*	96.59%
Baron Health Care Fund	71.55%	55.38%
Baron FinTech Fund	27.08%	11.88%
Baron New Asia Fund	56.48%	14.32%**
Baron Technology Fund	19.13%	N/A

*	Increased market volatility and large net capital stock outflows caused an increase in the Fund’s portfolio turnover rate in 2022 beyond historical levels.
**	For the period July 30, 2021 (commencement of operations) to December 31, 2021.

Since Baron Technology Fund did not commence investment operations until January 3, 2022, the Fund did not have a portfolio turnover rate for the year ended December 31, 2021.

Disclosure of Portfolio Holdings.

The Board has adopted policies and procedures governing the disclosure of each Fund’s portfolio holdings.

Quarterly: The Funds post on the Baron Funds® website, usually on the fifth business day after the quarter end, the top ten long positions held by each Fund, stated as a percentage of net assets (as a percentage of total long positions if the Fund is leveraged). In addition, the Funds post on the Baron Funds® website, usually on the fifth business day after the quarter end, all long securities positions of each Fund’s net assets (as a percentage of total long positions if the Fund is leveraged) and the cash position at the most recent quarter end. All of this information will remain on the Baron Funds® website until the next quarter end’s information is posted.

Monthly: In addition, the Funds post on the Baron Funds® website, usually the tenth business day after month end, the ten largest long positions of each Fund, stated as a percentage of net assets (as a percentage of total long positions if the Fund is leveraged). This information will remain on the Baron Funds® website until the next month end’s information is posted.

The Funds disclose portfolio holdings in connection with the day-to-day operations and management of the Funds, including to the Funds’ custodian (daily) and auditors (annually). Portfolio holdings may also be disclosed to other service providers of the Funds, including pricing services (daily), portfolio management and trading systems (daily) and proxy voting systems (quarterly). In these situations, the Funds, the Adviser or the Funds’ distributor, Baron Capital, Inc. (“BCI” or the “Distributor”), have entered into agreements with service providers whereby they agree to keep the information confidential and to refrain from trading on the basis of the information. When engaged in purchasing and selling securities for the Funds through brokers, dealers or other financial intermediaries, the Funds disclose certain information about one or more of the securities positions they own. The Funds do not have separate non-disclosure agreements with these entities, but the Funds would immediately cease doing business with any entity that the Adviser believes is misusing the information.

Other information that may be of interest to investors, such as industry breakdowns and a historical analysis of security impact, may be available on the Baron Funds® website. The website address is www.BaronFunds.com. The link to Fund information is www.baronfunds.com/products. Holdings information for each Fund can be accessed from this link.

A Fund may release the portfolio information to persons earlier than the dates stated above only if certain members of senior management of the Fund determine that the release of such information is in the best interest of the Fund’s shareholders, that there is a legitimate business purpose and where the recipient agrees in writing to maintain the confidentiality of the information and not to trade on the information.

If the Funds inadvertently release the information prior to the dates stated above to any person, and there was no agreement as described, the Funds will promptly post the information to the website. A Fund may also release what the Adviser reasonably believes to be immaterial information as the Adviser deems appropriate.

No employee of the Funds or the Adviser is allowed to accept compensation or consideration in any form with respect to the release of the of Funds’ portfolio holdings. “Consideration” includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Adviser. Any exceptions to any of the Funds’ disclosure policies are reported to the Board.

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers.

The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, cybersecurity risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser. The Board’s Audit Committee (which consists of three trustees who are not affiliated with the Adviser (“Independent Trustees”)) and counsel to the Independent Trustees meet regularly with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board has adopted policies and procedures designed to address certain risks to the Funds. In addition, the Adviser and other service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. However, it is not possible to eliminate all of the risks applicable to the Funds. The Board also receives reports from counsel to the Adviser and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

The 1940 Act requires that at least 40% of the Funds’ trustees not be “interested persons” (as defined in the 1940 Act) of the Funds, and to rely on certain exemptive rules under the 1940 Act, a majority of the Funds’ trustees must not be interested persons of the Funds. For certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Trustees who are Independent Trustees. Currently, eight of the Trustees are not interested persons of the Trust (as such, the Trustees are not affiliated with the Adviser). The Chairman of the Board, Linda Martinson, is an interested person of the Trust (“Interested Trustee”), and the Independent Trustees have designated a lead Independent Trustee who chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their independent legal counsel. The Board has determined that its leadership structure, in which the Independent Trustees have designated a lead Independent Trustee to function as described above is appropriate in light of the services that the Adviser and its affiliates provide to the Trust and potential conflicts of interest that could arise from these relationships.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as

Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust.

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 79	Chief Executive Officer, Trustee and Portfolio Manager	20 years	Director, Chairman and CEO: the Firm* (1982-Present); Trustee: Baron Investment Funds Trust (1987-Present); Trustee: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund, Ltd. (1994-Present).	19	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 Age: 68	Chairman, President, Chief Operating Officer and Trustee	20 years	Director: the Firm* (2003-Present); President: the Firm* (2007-Present); Chief Operating Officer: the Firm (2006-Present); Chairman (2010-Present), President (2007-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Emerging Markets Fund Ltd. (2016-Present).	19	None

Peggy C. Wong(1) 767 Fifth Avenue New York, NY 10153 Age: 61	Chief Financial Officer, Treasurer and Trustee	20 years	Trustee (11/2021-Present): Baron Investment Funds Trust and Baron Select Funds; Chief Financial Officer and Treasurer: the Firm* (1987-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present); Baron USA Partners Fund Ltd. (1994-Present); Baron Emerging Markets Fund Ltd. (2016-Present).	19	None

Independent Trustees
Thomas J. Folliard(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 58	Trustee	5 years	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	19	Director: PulteGroup, Inc. (2012-Present)

Abraham (Avi) Nachmany(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 70	Trustee	3 years	Independent mutual fund industry consultant (2016-Present); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (5/2019-5/2020). Trustee: Baron Investment Funds Trust, Baron Select Funds (5/2020-Present)	19	None

Raymond Noveck(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 79	Lead Trustee	20 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Anita James Rival(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 58	Trustee	9 years	Advisory Board Member: ValueAct Capital, LLC (2014-Present); Advisory Board Member: Impala Asset Management, LLC (2014-2022); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	19	Director: Golub Capital BDC, Inc. (2011-Present); Director: Trian Investors 1 Limited (2022-Present)

David A. Silverman, MD(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 73	Trustee	20 years	Physician and Faculty: New York University School of Medicine (1976-Present); President: Harley Street Medical (2021-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None

Marvelle Sullivan(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 44	Trustee	3 years	Founder and CEO: Marvelle Co. LLC (2019-Present); Managing Director: J.P. Morgan (2017-2019); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (2/2020-5/2020). Trustee: Baron Investment Funds Trust, Baron Select Funds (5/2020-Present).	19	None

Errol Taylor(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 67	Trustee	2 years	Partner: Milbank LLP (2003-2020); Trustee: Baron Investment Funds Trust and Baron Select Funds (12/2020-Present).	19	Trustee: New York Law School (2014-Present); Trustee: Clark Atlanta University (2017-Present)

Alejandro (Alex) Yemenidjian(3),(4),(5) 767 Fifth Avenue New York, NY 10153 Age: 67	Trustee	16 years	Chairman and CEO: GAST Enterprises, Ltd. (investment company) (2005-Present); Manager: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	19	Director: Guess?, Inc. (2005-Present)

Name, Address & Age	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Additional Officers of the Funds
Louis Beasley 767 Fifth Avenue New York, NY 10153 Age: 52	Vice President and Chief Compliance Officer	8 years	Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund, Ltd (2014-Present), Baron Emerging Markets Fund Ltd. (2016-Present); Vice President: the Firm* (2014-Present)	N/A	N/A

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 Age: 63	Senior Vice President, Co-Chief Investment Officer	20 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm*, Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Small Cap Fund (1997-Present).	N/A	N/A

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 Age: 54	Vice President, General Counsel and Secretary	15 years	Vice President, General Counsel and Secretary: the Firm*, Baron Investment Funds Trust, Baron Select Funds (2007-Present); General Counsel: Baron USA Partners Fund, Ltd. (2007-Present), Baron Emerging Markets Fund Ltd. (2016-Present).	N/A	N/A

Andrew Peck 767 Fifth Avenue New York, NY 10153 Age: 54	Senior Vice President, Co-Chief Investment Officer	20 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm*, Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Asset Fund (2003-Present).	N/A	N/A

*	The “Firm” means Baron Capital Group, Inc. (“BCG”) along with its subsidiaries BCI, Baron Capital Management, Inc. (“BCM”) and BAMCO.
(1)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and BCI.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Trustees Committee.

Each Trustee, except for Anita James Rival who was appointed as a Trustee in May of 2013, Thomas J. Folliard who was appointed as Trustee in August of 2017, Abraham (Avi) Nachmany and Marvelle Sullivan, who were appointed as Trustees in May of 2020, and Errol Taylor, who was appointed as Trustee in December of 2020, has been a Board member of the Trust and other Baron mutual funds for at least 16 years. In addition, the following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses supplementing the information provided in the table above. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Adviser and Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential Board member nominees. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Adviser. The Trustees also may benefit from information provided by the Trust’s or the Adviser’s counsel. Counsel to the Independent Trustees has significant experience advising funds and fund board members. The Audit Committee of the Board and their independent legal counsel meet regularly with the Trust’s independent registered public accounting firm, and the Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Ronald Baron—In addition to his tenure as a Trustee of the Trust, Mr. Baron is the Chief Executive Officer of the Trust, having served as Chief Investment Officer of the Trust since its inception in April 2003 to February 2020, as well as the portfolio manager of Baron Partners Fund, Baron Focused Growth Fund and Baron WealthBuilder Fund, each a series of the Trust, and Baron Growth Fund, a series of Baron Investment Funds Trust. Mr. Baron was also the portfolio manager of Baron Asset Fund from its inception until 2003 and then the co-portfolio manager of Baron Asset Fund from 2003 until January of 2008. Mr. Baron has over 52 years of experience as a Wall Street analyst and has managed money for others for over 47 years.

Linda S. Martinson—In addition to serving as Chairman of the Board of Trustees of the Trust, Ms. Martinson is the President and Chief Operating Officer of the Trust. She has been with the Adviser for over 36 years, initially serving as the Adviser’s General Counsel until 2007 and its Corporate Secretary until 2008.

Peggy Wong—In addition to serving as a Trustee of the Trust, Ms. Wong is the Treasurer and Chief Financial Officer of the Trust. She has been with the Adviser for 36 years and has served as the CFO since 1987.

Thomas J. Folliard—Mr. Folliard has been a Trustee of the Trust and the Board of the mutual funds of Baron Investment Funds Trust for five years. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Folliard has served as the non-executive chair of the CarMax, Inc. board of directors since August 2016. He joined CarMax in 1993 as senior buyer and became director of purchasing in 1994. He was promoted to vice president of merchandising in 1996, senior vice president of store operations in 2000 and executive vice president of store operations in 2001. Mr. Folliard served as president and chief executive officer of CarMax from 2006 to February 2016 and retired as chief executive officer in August 2016. Mr. Folliard has served on the board of PulteGroup, Inc. from 2012 to the present.

Raymond Noveck—Mr. Noveck has been a Trustee of the Trust for over 20 years and of the Board of the mutual funds of the Baron Investment Funds Trust for 36 years. Mr. Noveck currently serves as the lead Independent Trustee of the Board. Mr. Noveck was also employed by the Firm as a Managing Director from 1985 to 1987. From 1988 through 1989, Mr. Noveck was Executive Vice President of Lifetime Corp., one of America’s largest providers of home health care personnel, and from 1990 until his retirement in 1998, he was the founder, President and Chief Operating Officer of Strategic Systems. Inc., provider of The Medical Information Line, an automated nationwide provider of consumer health information via touch tone telephone networks. Mr. Noveck is a CPA and has experience preparing, auditing, analyzing and evaluating financial statements. Prior to joining Baron Capital in 1985, Mr. Noveck was the Strategic Business Unit Director for Mental Health and Aging Products, the largest prescription pharmaceutical division for Sandoz Pharmaceuticals, now part of Novartis. He also served on the Board of NYSE listed Horizon/CMS Healthcare, from 1987 until its 1998 merger with Healthsouth and, as a CPA, has audited public companies including mutual funds and brokerage firms.

Anita James Rival—Ms. Rival has been a Trustee of the Trust and the Board of the mutual funds of Baron Investment Funds Trust for over nine years. In addition to her tenure as a Trustee of the Baron mutual funds, Ms. Rival serves on the boards of Golub Capital BDC, Inc. and Trian Investors 1 Limited. She also serves as an Advisory Board member of Value Act Capital, LLC. Ms. Rival was previously an Advisory Board Member of

Impala Asset Management, LLC and a senior advisor to Magnetar Capital, a multi-strategy hedge fund. Ms. Rival was a partner and portfolio manager of Harris Alternatives, LLC, and its predecessor, Harris Alternatives, L.P., from 1999 until her retirement in 2009.

David A. Silverman, MD—Dr. Silverman has been a Trustee of the Trust for over 20 years and of the Board of the mutual funds of Baron Investment Funds Trust for 36 years. In addition to his tenure as a Trustee of the Baron mutual funds, Dr. Silverman was a Director of the New York Blood Center from 1999 to 2008. He has also been a Physician and Faculty of New York University School of Medicine from 1976 to the present. He has been President of Harley Street Medical, P.C. since 2021.

Alejandro (Alex) Yemenidjian—Mr. Yemenidjian has been a Trustee of the Trust for over 16 years and the Board of the mutual funds of Baron Investment Funds Trust for over 17 years. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Yemenidjian is Chairman of the Board and Chief Executive Officer of GAST Enterprises, Ltd. (investment company), and is Non-Executive Chairman of the Board and chairman of the compensation committee of Guess?, Inc. (clothing retailer). He served as a Director of Regal Entertainment Group (movie theatre operator), a public company, from 2005 to 2018, and was the Chairman and CEO of Tropicana Las Vegas, a hotel and casino company, from 2009 to 2015. Mr. Yemenidjian is a CPA and has experience preparing, auditing, analyzing, and evaluating financial statements.

Abraham (Avi) Nachmany—Mr. Nachmany was an Advisory Board Member of the Trust and the Board of the Baron mutual funds of Baron Investment Funds Trust from May of 2019 to May of 2020 and has been a Trustee of the Trust and the Board of the Baron mutual funds of Baron Investment Funds Trust since May of 2020. In addition to his tenure as a Trustee of the Baron mutual funds, Mr. Nachmany is currently an independent mutual fund industry consultant and advisor. He co-founded Strategic Insight, a thought leadership and business intelligence firm for industry leaders, where he served in various capacities until his retirement in 2015 (including Director of Research for over 20 years).

Marvelle Sullivan—Mrs. Sullivan was an Advisory Board Member of the Trust and the Board of the Baron mutual funds of Baron Investment Funds Trust from February of 2020 to May of 2020 and has been a Trustee of the Trust and the Board of the Baron mutual funds of Baron Investment Funds Trust since May of 2020. In addition to her tenure as a Trustee of the Baron mutual funds, Ms. Sullivan is the founder and CEO of Marvelle Co., a global firm that specializes in activating strategic imperatives and transformative growth through business model innovation and sophisticated deal-making, with a focus on healthcare and technology. Prior to launching MCo, Marvelle was a Managing Director at J.P. Morgan in New York, where she forged the U.S. healthcare venture, Haven, among J.P. Morgan, Berkshire Hathaway and Amazon. She previously spent over a decade with Novartis at its headquarters in Switzerland, where, as Global Head of M&A, she was responsible for over $100 billion of transactions, including Novartis’ large-scale and multi-transaction Portfolio Transformation, and represented Novartis on the Board of its Consumer Health JV with GSK. Earlier in her career, Marvelle specialized in capital markets and M&A as an associate at the London office of the “magic circle” law firm, Allen & Overy. Marvelle also currently serves as a Board member of the London School of Economics (LSE) North American Advisory Board.

Errol Taylor—Mr. Taylor has been a Trustee of the Trust and the Board of mutual funds of the Baron Investment Funds Trust since December of 2020. Mr. Taylor is a former partner of Milbank LLP, where he led the biopharma intellectual property law practice and chaired the Diversity Committee. Prior to joining Milbank, Mr. Taylor served on the executive committee of Fitzpatrick, Cella, Harper and Scinto LLP. Before becoming a lawyer, Mr. Taylor worked as a scientist conducting preclinical research for Bristol-Myers Squibb Company. Mr. Taylor specializes in advising companies regarding complex technology protection and transactions and has decades of experience representing companies in multinational technology litigation. He has served as lead counsel in litigations regarding some of the world’s largest pharmaceutical products. Mr. Taylor is an adjunct professor of law at New York Law School, and currently serves on the boards of Clark Atlanta University and New York Law School.

The Board believes that the foregoing specific experiences, qualifications, attributes and skills of each Trustee have prepared them to be effective Trustees. The Board also believes that such qualities demonstrate that its members have the ability to exercise effective business judgment in the performance of their duties.

Compensation.

Baron Select Funds and Baron Investment Funds Trust (the “Fund Complex”) pay each Independent Trustee annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Independent Trustee receives an annual base compensation of $172,000 with the lead Independent Trustee receiving an additional $20,000. An additional $48,000 per annum is paid to each Independent Trustee for attendance at the quarterly meetings of the Board. Each member of the Audit Committee receives an additional $10,000 in annual compensation for serving on the Audit Committee. An additional $10,000 per annum is paid to the Audit Committee Chairperson. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds.

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended December 31, 2022 and from the Fund Complex for the calendar year ended December 31, 2022:

Name	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees

Interested Trustees:

Ronald Baron	$—	N/A	N/A	$—

Linda S. Martinson	$—	N/A	N/A	$—

Peggy Wong	$—	N/A	N/A	$—

Independent Trustees:

Raymond Noveck	$129,220	N/A	N/A	$260,000

Anita James Rival	$109,340	N/A	N/A	$220,000

David Silverman	$109,340	N/A	N/A	$220,000

Alejandro (Alex) Yemenidjian	$113,968	N/A	N/A	$230,000

Thomas Folliard	$113,968	N/A	N/A	$230,000

Abraham (Avi) Nachmany	$109,340	N/A	N/A	$220,000

Marvelle Sullivan	$109,340	N/A	N/A	$220,000

Errol Taylor	$109,340	N/A	N/A	$220,000

Board Committees.

The Board has established four committees: Audit; Executive; Nominating; and Independent. The Audit Committee recommends to the full Board the engagement or discharge of the Funds’ independent accountants; directs investigations into matters within the scope of the independent accountants’ duties; reviews with the independent accountants the results of the audit; and reviews the independence of the independent accountants. The Audit Committee is currently comprised of the following members: Raymond Noveck, Thomas Folliard and Alex Yemenidjian. The Audit Committee met three times during the fiscal year ended December 31, 2022.

The Executive Committee is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session. The Executive Committee is currently comprised of the following members: Ronald Baron and Linda Martinson. Members of the Executive Committee serve on the committee without compensation. The Executive Committee met four times during the fiscal year ended December 31, 2022.

The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders’ meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. The Nominating Committee is currently comprised of all Independent Trustees. Members of the Nominating Committee serve on the committee without compensation. The Nominating Committee did not meet during the fiscal year ended December 31, 2022.

The Independent Committee discusses various Fund matters, including the advisory agreement and distribution plan. The Independent Committee is comprised of all Independent Trustees of the Funds. Members of the Independent Committee serve on the committee without compensation. The Independent Committee met four times during the fiscal year ended December 31, 2022.

Trustee Ownership of Fund Shares.

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2022:

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Interested Trustees:
Ronald Baron	Baron Partners Fund
Baron Focused Growth Fund
Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

>$100,000 >$100,000 >$100,000 >$100,000 >$100,000 >$100,000 >$100,000 >$100,000 >$100,000
	Baron New Asia Fund	>$100,000
	Baron Technology Fund	>$100,000	>$100,000
Linda S. Martinson	Baron Partners Fund

Baron Focused Growth Fund
Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

>$100,000 >$100,000 >$100,000 >$100,000 >$100,000 >$100,000 >$100,000 >$100,000 $50,001-$100,000
	Baron New Asia Fund	>$100,000
	Baron Technology Fund	$10,001-$50,000	>$100,000

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Peggy Wong	Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

Baron New Asia Fund

Baron Technology Fund

		$50,001-$100,000 $10,001-$50,000 $10,001-$50,000 >$100,000 $50,001-$100,000 >$100,000 $0-$10,000 >$100,000 $10,001-$50,000 $10,001-$50,000 $0-$10,000	>$100,000

Independent Trustees:
Raymond Noveck	Baron Partners Fund
Baron Focused Growth Fund
Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

>$100,000 $0 $50,001-$100,000 >$100,000 $0-$10,000 $0 $0 $0 $0
	Baron New Asia Fund Baron Technology Fund	$0 $0	>$100,000
Anita James Rival	Baron Partners Fund

Baron Focused Growth Fund
Baron International Growth Fund
Baron Real Estate Fund

Baron Emerging Markets Fund
Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

$0 >$100,000 $0 $0 $0 $0 $0 $0 $0
	Baron New Asia Fund Baron Technology Fund	$0 $0	>$100,000
David Silverman	Baron Partners Fund

Baron Focused Growth Fund
Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

>$100,000 $0 $0 $0 $0 $0 $0 $0 $0
	Baron New Asia Fund Baron Technology Fund	$0 $0	>$100,000
Alejandro (Alex) Yemenidjian	Baron Partners Fund

Baron Focused Growth Fund
Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

$0 $0 $0 $0 $0 $0 $0 $0 $0
	Baron New Asia Fund Baron Technology Fund	$0 $0	>$100,000

Name of Trustee		Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas Folliard	Baron Partners Fund

Baron Focused Growth Fund
Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

		$0 $0 $0 $0 $0 $0 $0 >$100,000 $0
	Baron New Asia Fund	$0	>$100,000
Abraham (Avi) Nachmany	Baron Partners Fund

Baron Focused Growth Fund
Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

		$50,001-$100,000 $0 $0 $0 $0 $50,001-$100,000 $0 $0 $0
	Baron New Asia Fund Baron Technology Fund	$0 $0	>$100,000
Marvelle Sullivan	Baron Partners Fund

Baron Focused Growth Fund
Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

		$0 $0 $0 $0 $0 $0 $0 $0 $0
	Baron New Asia Fund	$0	$0
Errol Taylor	Baron Partners Fund

Baron Focused Growth Fund
Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

		$0 $0 $0 $0 $0 $0 $0 $0 $0
	Baron New Asia Fund Baron Technology Fund	$0 $0	$50,001-$100,000

The Independent Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling, controlled by or under common control with the Adviser or Distributor.

Code of Ethics.

The Funds, the Adviser and the Distributor have adopted a written Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics prohibits employees from investing in securities held by the Funds.

Proxy Voting Policies and Procedures.

The Funds have delegated all decision making on proxy voting to the Adviser. The Adviser makes its own independent voting decisions, although it may consider recommendations from third parties in its decision-making process. The Adviser makes voting decisions solely in the best interests of the Funds and their shareholders. It is the policy of the Adviser in voting proxies to vote each proposal with the goal of maximizing long-term investment returns for the Funds.

The Adviser uses guidelines which are reviewed quarterly by a Proxy Review Committee established by the Adviser. While the Adviser makes investment decisions based, in part, on the strength of a company’s management team, it will not automatically support management proposals if such proposals are inconsistent with the Adviser’s Proxy Voting Policies and Procedures.

If it is determined that there is a potential material conflict of interest between the interests of the Adviser and the interests of a Fund, the Proxy Review Committee will review the matter and may either (i) request that the Fund consent to the Adviser’s vote, (ii) vote in accordance with the published recommendations of an independent proxy voting service or (iii) appoint an independent third party to vote.

A full copy of the Adviser’s Proxy Voting Policies and Procedures is available on the Baron Funds® website, www.BaronFunds.com under “Legal Notices” link at the bottom left corner of the homepage. The Funds’ most current Proxy Voting Record on Form N-PX for the twelve months ended June 30, 2022 is also available on the Baron Funds® website or on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Control Persons.

As of March 31, 2023, the following persons were known to the Funds to be the record owners of more than 25% of the voting securities of the Funds:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Ronald Baron and related family accounts, New York, NY	—	31.97%	—	—	—	—	—	—	—	35.46%	29.26%*
Charles Schwab & Co., Inc., San Francisco, CA	—	—	—	—	—	25.68%	—	—	35.76%	27.27%	27.00%
National Financial Services Corp., New York, NY	—	—	—	—	—	—	45.09%	25.92%	—	—	—
First Clearing LLC, Saint Louis, MO	—	—	—	—	25.55%	—	—	—	—	—	—
TD Ameritrade Inc FEBO Clients, Omaha, NE	—	—	—	—	—	—	—	—	—	—	—
BAMCO, Inc., New York, NY	—	—	—	—	—	—	—	—	—	37.26%	32.39%

*	Mr. Baron and related family accounts indirectly owned 29.26% in Baron Technology Fund through their ownership interests of BCG, the parent company of BAMCO.

Principal Holders.

As of March 31, 2023, the following persons were known to the Funds to be the record owners of 5% or more of a class of the voting securities of each Fund:

	Record Holders
	Baron Partners Fund (Retail Class)	Baron Focused Growth Fund (Retail Class)	Baron International Growth Fund (Retail Class)	Baron Real Estate Fund (Retail Class)	Baron Emerging Markets Fund (Retail Class)	Baron Global Advantage Fund (Retail Class)	Baron Real Estate Income Fund (Retail Class)	Baron Health Care Fund (Retail Class)	Baron FinTech Fund (Retail Class)	Baron New Asia Fund (Retail Class)	Baron Technology Fund (Retail Class)
Charles Schwab & Co., Inc., San Francisco, CA	27.09%	19.04%	32.26%	20.85%	49.59%	32.76%	57.62%	31.08%	20.85%	47.20%	17.59%
National Financial Services Corp., New York, NY	29.31%	29.31%	17.69%	42.24%	18.36%	46.90%	-	32.20%	8.41%	—	—
BAMCO, Inc., New York, NY	—	—	—	—	—	—	—	—	—	—	—
TD Ameritrade Inc FEBO Clients, Omaha, NE	6.47%	6.73%	10.18%	—	6.58%	5.47%	13.84%	11.66%	19.48%	—	—
Empower, Greenwood Village, CO	—	—	13.61%	—	—	—	—	—	—	—	—
Vanguard Brokerage Services, Valley Forge, PA	—	—	—	—	—	—	—	—	7.10%	—	—
Lincoln Retirement Services Co, Fort Wayne, IN	—	—	9.57%	—	—	—	—	—	—	—	—
Pershing LLC, Jersey City, NJ	—	6.38%	—	—	—	—	—	5.66%	—	—	—
Morgan Stanley Smith Barney, Jersey City, NJ	—	—	—	—	—	—	5.10%	—	—	—	7.75%
A. Giannopoulos, New York, NY	—	—	—	—	—	—	—	—	—	29.12%	—
D. Handler, Miami, FL	—	—	—	—	—	—	—	—	—	—	36.18%
M.& R. Raikher, Park Ridge, NJ	—	—	—	—	—	—	—	—	—	—	6.50%

	Record Holders
	Baron Partners Fund (Insti- tutional Class)	Baron Focused Growth Fund (Insti- tutional Class)	Baron Inter- national Growth Fund (Insti- tutional Class)	Baron Real Estate Fund (Insti- tutional Class)	Baron Emerging Markets Fund (Insti- tutional Class)	Baron Global Advantage Fund (Insti- tutional Class)	Baron Real Estate Income Fund (Insti- tutional Class)	Baron Health Care Fund (Insti- tutional Class)	Baron FinTech Fund (Insti- tutional Class)	Baron New Asia Fund (Insti- tutional Class)	Baron Tech- nology Fund (Insti- tutional Class)
Ronald Baron and related family accounts, New York, NY	—	11.13%	—	—	—	—	—	—	—	5.38%
(included in Charles Schwab above and other financial institutions)
Charles Schwab & Co., Inc., San Francisco, CA	11.34%	15.38%	27.06%	9.48%	12.70%	22.73%	16.53%	9.92%	44.31%	36.10%	58.38%
National Financial Services Corp., New York, NY	13.51%	21.80%	18.92%	16.19%	21.66%	14.82%	54.84%	24.73%	13.96%	—	—
First Clearing LLC, Saint Louis, MO	12.76%	—	-	5.13%	27.15%	—	—	—	—	—	—
UBS Financial Services Inc, Weehawken, NJ	5.37%	—	—	—	—	—	—	—	—	—	—
Morgan Stanley Smith Barney, Jersey City, NJ	8.16%	—	11.73%	23.35%	—	—	—	—	—	—	—
Merrill Lynch PF&S Inc, Jacksonville, FL	5.08%	—	—	7.43%	—	—	—	—	—	—	—
Pershing LLC, Jersey City, NJ	7.14%	9.53%	8.80%	11.31%	8.24%	22.93%	-	25.33%	—	—	—
BAMCO, Inc., New York, NY	—	—	—	—	—	—	—	6.01%	—	—	—

	Record Holders
	Baron Partners Fund (Insti- tutional Class)	Baron Focused Growth Fund (Insti- tutional Class)	Baron Inter- national Growth Fund (Insti- tutional Class)	Baron Real Estate Fund (Insti- tutional Class)	Baron Emerging Markets Fund (Insti- tutional Class)	Baron Global Advantage Fund (Insti- tutional Class)	Baron Real Estate Income Fund (Insti- tutional Class)	Baron Health Care Fund (Insti- tutional Class)	Baron FinTech Fund (Insti- tutional Class)	Baron New Asia Fund (Insti- tutional Class)	Baron Tech- nology Fund (Insti- tutional Class)
Schwab Charitable Fund, GWL
Donor Advised Account, Walnut Creek, CA	—	7.96%	—	—	—	—	—	—	—	—	—
TD Ameritrade Inc FEBO Clients, Omaha, NE	—	—	—	—	—	—	5.69%	7.90%	—	—	—
SEI Private Trust Co, Oaks, PA	—	—	—	—	8.15%	—	—	—	—	—	—
Raymond James, St Petersburg, FL	—	—	—	—	—	6.93%	—	—	—	—	—
LPL Financial, San Diego, CA	—	7.17%	—	—	—	—	—	10.29%	—	—	—
Currie & Co, New York, NY	—	—	—	—	—	—	—	—	5.42%	—	—
Baron Family Foundation, New York, NY	—	5.13%	—	—	—	—	—	—	—	—	—
M. Kass, Scarsdale, NY	—	—	—	—	—	—	—	—	—	41.93%	—
M. Lippert, New York, NY (included in Charles Schwab above)	—	—	—	—	—	—	—	—	—	—	26.20%
A. Aggarwal, New York, NY	—	—	—	—	—	—	—	—	—	9.63%	—
A. Mehra, New York, NY (included in Charles Schwab above)	—	—	—	—	—	—	—	—	—	—	41.65%

	Record Holders
	Baron Partners Fund (R6 Class)	Baron Focused Growth Fund (R6 Class)	Baron Inter- national Growth Fund (R6 Class)	Baron Real Estate Fund (R6 Class)	Baron Emerging Markets Fund (R6 Class)	Baron Global Advantage Fund (R6 Class)	Baron Real Estate Income Fund (R6 Class)	Baron Health Care Fund (R6 Class)	Baron FinTech Fund (R6 Class)	Baron New Asia Fund (R6 Class)	Baron Tech- nology Fund (R6 Class)
Charles Schwab & Co., Inc., San Francisco, CA	9.02%	13.54%	—	17.86%	16.13%	33.07%	89.18%	69.79%	17.80%	7.83%	26.21%
National Financial Services Corp., New York, NY	—	—	20.22%	9.08%	—	—	—	—	—	—	—
Baron Capital Management, Inc., New York, NY	78.77%	51.86%	—	—	—	—	—	—	—	—	—
BAMCO, Inc., New York, NY	—	17.19%	12.63%	40.42%	—	41.69%	10.81%	30.21%	81.44%	90.43%	73.79%
Ronald Baron and related family accounts, New York, NY (included in Charles Schwab above and other financial institutions)	10.59%	21.26%	—	—	—	—	—	14.82%	7.74%	—	—
Empower, Greenwood Village, CO	—	—	—	—	5.36%	8.59%	—	—	—	—	—
DCGT Trustee & or Custodian, Des Moines, IA	—	—	—	9.48%	24.27%	—	—	—	—	—	—

	Record Holders
	Baron Partners Fund (R6 Class)	Baron Focused Growth Fund (R6 Class)	Baron Inter- national Growth Fund (R6 Class)	Baron Real Estate Fund (R6 Class)	Baron Emerging Markets Fund (R6 Class)	Baron Global Advantage Fund (R6 Class)	Baron Real Estate Income Fund (R6 Class)	Baron Health Care Fund (R6 Class)	Baron FinTech Fund (R6 Class)	Baron New Asia Fund (R6 Class)	Baron Tech- nology Fund (R6 Class)
Voya Retirement Insurance & Annuity Co, Windsor, CT	—	—	—	—	13.10%	—	—	—	—	—	—
Saxon & Co, Philadelphia, PA	—	—	9.29%	—	—	—	—	—	—	—	—
Mitra & Co, Milwaukee, WI	—	—	6.78%	—	—	—	—	—	—	—	—
Reliance Trust, Alanta, GA	—	—	25.01%	—	—	—	—	—	—	—	—
Oltrust & Co, Evansville, IN	—	—	15.80%	—	—	—	—	—	—	—	—
John Hancock Trust Company, Boston, MA	—	—	—	8.28%		—	—	—	—	—	—
Lincoln Retirement Services Co, Fort Wayne, IN	—	—	—	—	5.21%	—	—	—	—	—	—
Mid Atlantic Trust Company, Pittsburgh PA	—	—	—	—	8.44%	—	—	—	—	—	—
TIAA, St Louis, MO	—	—	—	—	5.82%	—	—	—	—	—	—
L. Martinson, New York, NY (included in Charles Schwab above)	—	—	—	—	—	—	13.14%	—	—	—	—
N. Kaufman, New York, NY (included in Charles Schwab above)	—	—	—	—	—	—	—	20.00%	—	—	—
R. Gwirtzman, Hewlett Harbor, NY (included in Charles Schwab above)	—	—	—	—	—	—	—	9.88%	—	—	—
J. Saltman, New York, NY (included in Charles Schwab above)	—	—	—	—	—	—	—	—	5.43%	—	—
A. Mehra, New York, NY (included in Charles Schwab above)	—	—	—	—	—	—	—	—	—	—	22.77%

As of March 31, 2023, the following persons were known to the Funds to be the beneficial owners of 5% or more of a class of the voting securities of each Fund:

	Beneficial Holders
	Baron Partners Fund (Insti- tutional Class)	Baron Focused Growth Fund (Insti- tutional Class)	Baron International Growth Fund (Insti- tutional Class)	Baron Real Estate Fund (Insti- tutional Class)	Baron Emerging Markets Fund (Insti- tutional Class)	Baron Global Advantage Fund (Insti- tutional Class)	Baron Real Estate Income Fund (Insti- tutional Class)	Baron Health Care Fund (Insti- tutional Class)	Baron FinTech Fund (Insti- tutional Class)	Baron New Asia Fund (Insti- tutional Class)	Baron Tech- nology Fund (Insti- tutional Class)
Ronald Baron and related family accounts, New York, NY	—	11.75%	—	—	—	—	—	6.17%	5.36%	5.38%	—

	Beneficial Holders
	Baron Partners Fund (R6 Class)	Baron Focused Growth Fund (R6 Class)	Baron International Growth Fund (R6 Class)	Baron Real Estate Fund (R6 Class)	Baron Emerging Markets Fund (R6 Class)	Baron Global Advantage Fund (R6 Class)	Baron Real Estate Income Fund (R6 Class)	Baron Health Care Fund (R6 Class)	Baron FinTech Fund (R6 Class)	Baron New Asia Fund (R6 Class)	Baron Tech- nology Fund (R6 Class)
Ronald Baron and related family accounts, New York, NY	85.14%	83.64%	11.53%	39.74%	—	38.17%	9.77%	42.12%	81.31%	81.70%	66.66%

Management Ownership.

Except for Mr. Baron and related family accounts, BCM, M. Kass, J. Saltman, Baron Family Foundation, M. & R. Raikher, R. Gwirtzman, GWL Donor Advised Fund, A. Giannopoulos, D. Handler, A. Mehra, M. Lippert, J. Kolitch, A. Aggarwal, N. Kaufman, L. Martinson and BAMCO, the above record owners are brokerage firms or other financial institutions that hold stock for the benefit of their respective customers. As of March 31, 2023, all of the Officers, Trustees and portfolio managers of Baron Select Funds as a group beneficially owned directly or indirectly 46.79% of Baron Focused Growth Fund’s outstanding shares; 61.61% of Baron New Asia Fund’s outstanding shares, 25.18% of Baron FinTech Fund’s outstanding shares, and 53.05% of Baron Technology Fund’s outstanding shares.

As of March 31, 2023, Mr. Baron and related family accounts owned, directly or indirectly, 31.97% of the voting securities of Baron Focused Growth Fund and may be deemed a “control person.” Mr. Baron and related family accounts own directly 11.70% and indirectly 20.27% through their ownership interests of BCG, the parent company of BCM and BAMCO. As a result of their ownerships, Mr. Baron and related family accounts may be able to materially affect the outcome of matters presented to Fund shareholders.

As of March 31, 2023, Mr. Baron and related family accounts owned, directly or indirectly, 35.46% of the voting securities of Baron New Asia Fund and may be deemed a “control person.” Mr. Baron and related family accounts own directly 1.80% and indirectly 33.66% through their ownership interests of BCG, the parent company of BAMCO. As a result of their ownerships, Mr. Baron and related family accounts may be able to materially affect the outcome of matters presented to Fund shareholders.

As of March 31, 2023, Mr. Baron and related family accounts owned indirectly 29.26% of the voting securities of Baron Technology Fund through their ownership interests of BCG, the parent company of BAMCO and may be deemed a “control person.” As a result of their ownerships, Mr. Baron and related family accounts may be able to materially affect the outcome of matters presented to Fund shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.

The Adviser to the Funds, BAMCO, is a New York corporation with its principal offices at 767 Fifth Avenue, New York, NY 10153 and a subsidiary of BCG. Mr. Baron is the controlling stockholder of BCG. Mr. Baron has over 52 years of experience as a Wall Street analyst and has managed money for others for over 47 years. Mr. Baron is the portfolio manager for Baron Partners Fund, Baron Focused Growth Fund and Baron WealthBuilder Fund and was the portfolio manager for the predecessor partnership of Baron Partners Fund since its inception in 1992 and for the predecessor partnership of Baron Focused Growth Fund since its inception in 1996. Mr. Baron is also the lead portfolio manager of Baron Growth Fund, a series of Baron Investment Funds Trust.

Pursuant to separate advisory agreements with each Fund (each an “Advisory Agreement,” and collectively the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services and management to the Funds, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds, subject to policies determined by the Board. For such services, the Adviser receives an annual fee from Baron Partners Fund, Baron Focused Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, and Baron New Asia Fund of 1% of the average daily net assets of the respective Fund. Baron International Growth Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, and Baron Technology Fund pay the Adviser per annum 0.88%, 0.85%, 0.75%, 0.75%, 0.80%, and 0.80%, respectively, for average daily net assets of each Fund. The Adviser is contractually obligated to reimburse certain expenses of the Funds so that their net annual operating expenses (exclusive of portfolio transaction costs, interest, dividend, and extraordinary expenses), for each of the share classes, are limited to:

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Global Advantage Fund	1.15%	0.90%	0.90%
Baron Real Estate Income Fund	1.05%	0.80%	0.80%
Baron Health Care Fund	1.10%	0.85%	0.85%
Baron FinTech Fund	1.20%	0.95%	0.95%
Baron New Asia Fund	1.45%	1.20%	1.20%
Baron Technology Fund	1.20%	0.95%	0.95%

The following table discloses advisory fees received by BAMCO, Inc. for the each of the years ended December 31:

	2022	2021		2020
Baron Partners Fund	$65,492,188	$73,431,672		$38,755,314
Baron Focused Growth Fund	7,486,434	7,322,130		3,798,830
Baron International Growth Fund	4,853,300	6,192,821		3,302,410
Baron Real Estate Fund	15,593,962	16,664,164		6,951,499
Baron Emerging Markets Fund	64,542,750	85,688,800		50,847,229
Baron Global Advantage Fund	11,055,810	23,409,960		10,440,914
Baron Real Estate Income Fund	873,395	526,147		52,828
Baron Health Care Fund	1,538,841	1,274,161		213,459
Baron FinTech Fund	404,257	476,006		101,904
Baron New Asia Fund	38,871	14,821	*	N/A
Baron Technology Fund	28,758	N/A		N/A

*	For the period July 30, 2021 (commencement of operations) to December 31, 2021

Since Baron New Asia Fund commenced investment operations on July 30, 2021, it did not incur advisory expenses for the year ended December 31, 2020. Since Baron Technology Fund commenced investment operations on January 3, 2022, it did not incur advisory expenses for the years ended December 31, 2021 or December 31, 2020.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all Officers and Trustees who are interested persons of the Adviser. The Adviser also uses a portion of its assets to pay all or a portion of the charges of third parties that distribute shares of the Funds to their customers.

The Funds pay all operating and other expenses not borne by the Adviser such as: audit, accounting and legal fees; custodian fees; expenses of registering and qualifying their shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with the Funds’ shares, such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Independent Trustees and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of the Funds, including the registration and filing fees, legal and accounting fees and costs of printing the Prospectus and related documents. The Funds also pay all taxes imposed on them and all brokerage commissions and expenses incurred in connection with their portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary BCM to provide research. Directors, Officers or employees of the Adviser and/or its affiliates may also serve as Officers or Trustees of the Funds or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other funds managed by the Adviser have investment goals which may or may not vary from those of each other and of the Funds. BCM and the Adviser invest in substantially similar or the same securities as the Funds, other client accounts and in the accounts of principals and employees of BCM and its affiliates. When the same securities are purchased for or sold by the Funds and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser. All personal trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances, the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for the Funds that are inconsistent with the investment decisions for other Funds it manages.

Each Advisory Agreement provides that the Funds may use “Baron” as part of its name for so long as the Adviser serves as the investment adviser to the Funds. The Funds acknowledge that the word “Baron” in its name is derived from the name of the entities controlling, directly or indirectly, the Adviser, which derive their name from Ronald Baron, that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes, and that if for any reason the Adviser ceases to be the Funds’ investment adviser, the Funds will promptly take all steps necessary to change their name to one that does not include “Baron,” unless they receive the Adviser’s written consent to continue using the name.

Each Advisory Agreement provides that the Adviser shall have no liability to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds on account of any action taken in good faith, provided that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser’s obligations under the Advisory Agreements.

Each Advisory Agreement is terminable without penalty by the relevant Fund (when authorized by a majority vote of the shareholders or the Trustees) or the Adviser on 60 days’ written notice. The Advisory Agreements shall automatically terminate in the event of their “assignment” (as defined by the 1940 Act).

Principal Underwriter.

The Funds have a distribution agreement with BCI with its principal offices located at 767 Fifth Avenue, New York, NY 10153. BCI is an affiliate of BAMCO.

Distribution and Servicing Agreements.

The Funds and/or the Distributor have agreements with various financial intermediaries pursuant to which various services may be provided to the Funds or their shareholders. See “Distribution and Servicing Arrangements” in the Prospectus.

12b-1 Plan.1

The Distributor does not receive underwriting commissions, but the Funds’ distribution and servicing plan for Retail Shares adopted pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) authorizes the Funds to pay the Distributor a distribution and servicing fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares. The 12b-1 fees are paid to the Distributor in connection with (a) activities and expenses primarily intended to result in the sale of Retail Shares and/or the servicing of Retail Shares shareholder accounts and/or (b) providing services to holders of Retail Shares of the Funds and/or maintaining accounts in the Retail Shares of the Funds, including, but not limited to, (i) compensation to financial intermediaries (as described in the Prospectus) that have entered into an agreement with the Distributor; (ii) compensation to and expenses of registered representatives and/or employees of the Distributor who engage in or support distribution of Retail Shares or who service shareholder accounts; and (iii) printing of prospectuses

[1]	The 12b-1 Plan applies to Retail Shares only. It does not apply to Institutional Shares or R6 Shares.

and reports for other than existing holders of Retail Shares; preparation, printing and distribution of sales literature and advertising materials for Retail Shares; and telephone expenses and other identifiable expenses in connection with the foregoing. The total amount of the 12b-1 fee is payable to the Distributor, regardless of the actual expenses incurred, which expenses may be more or less than the 12b-1 fees received by the Distributor.

The 12b-1 Plan requires that the Trust will cause to be provided to the Board a written report, at least quarterly, of the amounts of all expenditures pursuant to the 12b-1 Plan and related agreements, and the purposes for which such expenditures were made for the preceding fiscal quarter.

For the fiscal year ended December 31, 2022, the Funds paid distribution and servicing fees attributable to Retail Shares to the Distributor under the 12b-1 Plan as follows: Baron Partners Fund, $7,307,922; Baron Focused Growth Fund, $466,311; Baron International Growth Fund, $196,598; Baron Real Estate Fund, $967,870; Baron Emerging Markets Fund, $850,476; Baron Global Advantage Fund, $922,346; Baron Real Estate Income Fund, $40,627; Baron Health Care Fund, $141,594; Baron FinTech Fund, $21,364; Baron New Asia Fund, $2,584 and Baron Technology Fund, $4,020.

The following table shows the principal types of activities for which payments are or will be made, including the dollar amount and the manner in which amounts were paid by the Distributor under the 12b-1 Plan for the fiscal year ended December 31, 2022.

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Distribution and Service Fees Paid to Third Parties	$7,307,922	$466,311	$196,598	$967,870	$850,476	$922,346	$40,627	$141,594	$21,364	$2,584	$4,020

	$7,307,922	$466,311	$196,598	$967,870	$850,476	$922,346	$40,627	$141,594	$21,364	$2,584	$4,020

The Independent Trustees have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement thereunder. The Interested Trustees have such an interest.

The 12b-1 Plan has been approved by the Board, including a majority of the Independent Trustees. In approving the 12b-1 Plan, the Board considered various factors and determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and their Retail Shares shareholders. The anticipated benefits include the following: (i) the likelihood of attracting and retaining investments in the Retail Shares; (ii) the potential benefits of a larger asset base, including reduced expenses; and (iii) potential benefits to investors in the Retail Shares of the services to be provided pursuant to the 12b-1 Plan.

Unless terminated in accordance with its terms, the 12b-1 Plan will continue in effect for a one year period, and from year to year thereafter if such continuance is specifically approved at least annually by the Board and by the Independent Trustees, with such votes being cast in person at a meeting called for the purpose of such vote.

The 12b-1 Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of a majority of the outstanding Retail Shares. The 12b-1 Plan may not be amended to increase materially the amount of payments to be made without the approval of holders of the Funds’ Retail Shares. All material amendments must be approved by a vote of the Board and of the Independent Trustees, with such votes being cast in person at a meeting called for the purpose of such vote. If the 12b-1 Plan is terminated, the Funds will owe no payments to the Distributor, other than any unpaid portion of the 12b-1 fee accrued through the effective date of termination.

Other Service Providers.

Custodian.

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, serves as the custodian for the Funds’ cash and securities.

State Street provides certain accounting and bookkeeping services to include maintaining the books of each Fund, calculating daily the income and net asset value per share of each Fund and assisting in the preparation of tax returns and reports to shareholders. State Street is compensated for fund accounting based on a percentage of each Fund’s net assets, plus fixed annual fees for the administrator services. For the fiscal year ended December 31, 2022, $942,454 was incurred for such services.

Transfer Agent and Dividend Agent.

SS&C Global Investor & Distribution Solutions, Inc., 430 West 7th Street, Kansas City, MO 64105, is the Transfer Agent and Dividend Agent for the Funds.

Independent Registered Public Accounting Firm.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, is the independent registered public accounting firm for the Funds.

These institutions are not responsible for investment decisions of the Funds.

Securities Lending.

State Street, acting either directly or through any State Street Affiliates serves as securities lending agent for each Fund and in that role administers each Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and State Street. As administered by State Street, available securities from each Fund’s portfolio are furnished to borrowers through security-by-security loans effected by State Street as lending agent on behalf of each Fund.

State Street is responsible for the administration and management of each Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Funds’ custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers in accordance with each Fund’s investment guidelines.

State Street receives as compensation for its services a portion of the amount earned by each Fund for lending securities.

The table below sets forth, for each Fund’s most recently completed fiscal year ended December 31, 2022, the Fund’s gross income received from securities lending activities, the fees and/or other compensation paid by the Fund for securities lending activities, and the net income earned by the Fund for securities lending activities. The table below also discloses any other fees or payments incurred by each Fund resulting from lending securities.

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Gross income from securities lending activities	$10,433	$12,382	$607	$—	$—	$—	$—	$—	$—	$—	$—
Fees and/or compensation for securities lending activities and related services	(1,043)	(1,238)	(61)	—	—	—	—	—	—	—	—
Fees paid to securities lending agent from a revenue split	—	—	—	—	—	—	—	—	—	—	—
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle)	—	—	—	—	—	—	—	—	—	—	—
Administrative fees not included in revenue split	—	—	—	—	—	—	—	—	—	—	—
Indemnification fee not included in revenue split	—	—	—	—	—	—	—	—	—	—	—
Rebate (paid to borrower)	—	—	—	—	—	—	—	—	—	—	—
Other fees not included in revenue split (specify)	—	—	—	—	—	—	—	—	—	—	—
Aggregate fees/compensation for securities lending activities	—	—	—	—	—	—	—	—	—	—	—

Net income from securities lending activities	$9,390	$11,144	$546	$—	$—	$—	$—	$—	$—	$—	$—

PORTFOLIO MANAGERS

Ronald Baron is the portfolio manager of Baron Partners Fund and Baron Focused Growth Fund.

Michael Kass is the portfolio manager of Baron International Growth Fund and Baron Emerging Markets Fund and co-manager of Baron New Asia Fund.

Jeffrey A. Kolitch is the portfolio manager of Baron Real Estate Fund and Baron Real Estate Income Fund.

Alex Umansky is the portfolio manager of Baron Global Advantage Fund.

Neal Kaufman is the portfolio manager of Baron Health Care Fund.

Michael Baron is the co-manager of Baron Partners Fund.

David Baron is the co-manager of Baron Focused Growth Fund.

Josh Saltman is the portfolio manager of Baron FinTech Fund.

Anuj Aggarwal is the co-manager of Baron New Asia Fund.

Michael Lippert is the co-manager of Baron Technology Fund.

Ashim Mehra is the co-manager of Baron Technology Fund.

Other Accounts Managed.

As of December 31, 2022:

Portfolio Manager	Type of Account	Number of Additional Accounts	Total Assets (millions)	Number of Additional Accounts Subject to a Performance Fee	Total Assets Subject to a Performance Fee
Ronald Baron	Registered Investment Companies	3	$8,093	0	$0
	Other pooled investment vehicles	4	$296	0	$0
	Other Accounts	26	$1,174	0	$0
David Baron	Registered Investment Companies	0	$—	0	$0
	Other pooled investment vehicles	0	$—	0	$0
	Other Accounts	2	$176	0	$0
Michael Baron	Registered Investment Companies	0	$—	0	$0
	Other pooled investment vehicles	0	$—	0	$0
	Other Accounts	2	$137	0	$0
Michael Kass	Registered Investment Companies	1	$136	0	$0
	Other pooled investment vehicles	3	$175	0	$0
	Other Accounts	1	$576	0	$0
Neal Kaufman	Registered Investment Companies	0	$—	0	$0
	Other pooled investment vehicles	0	$—	0	$0
	Other Accounts	0	$—	0	$0
Jeffrey A. Kolitch	Registered Investment Companies	0	$—	0	$0
	Other pooled investment vehicles	0	$—	0	$0
	Other Accounts	3	$97	0	$0
Alex Umansky	Registered Investment Companies	2	$379	0	$0
	Other pooled investment vehicles	4	$171	0	$0
	Other Accounts	5	$20	0	$0
Josh Saltman	Registered Investment Companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Anuj Aggarwal	Registered Investment Companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Michael Lippert	Registered Investment Companies	1	$763	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other Accounts	4	$54	0	$0
Ashim Mehra	Registered Investment Companies	0	$0	0	$0
	Other pooled investment vehicles	1	$10	1	$10
	Other Accounts	0	$0	0	$0

Potential Conflicts of Interest.

Conflicts of interest could arise in connection with managing the Funds along with other Baron Funds® and the accounts of other clients of the Adviser and of clients of the Adviser’s affiliated investment adviser, BCM. Because of market conditions, client investment restrictions, Adviser imposed investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Funds and all clients at all times. The Adviser has joint trading policies and procedures designed to ensure that no Fund or client is systematically given preferential treatment over time. The Funds’ Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board annually. Because an investment opportunity may be suitable for multiple accounts, the Funds may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Funds and accounts of clients managed by the Adviser and its affiliate.

To the extent that the Funds’ portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a Fund and other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Funds. In some cases, another account managed by the portfolio manager may provide more revenue to the Adviser. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Funds and other accounts.

The Adviser believes that it has policies and procedures in place that address the Funds’ potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocations of orders for execution to brokers and portfolio performance dispersion review), disclosure of confidential information and employee trading.

Compensation.

Mr. Ronald Baron has an employment agreement that includes a fixed base salary and a performance bonus, the ultimate amount of which is determined by the Compensation Committee of the BCG Board of Directors, in its sole discretion. The terms of his contract are based on Mr. Baron’s role as the Firm’s Founder and Chief Executive Officer, and his position as portfolio manager for the majority of the Firm’s assets under management. Consideration is given to Mr. Baron’s reputation, the long-term performance records of the Funds under his management and the profitability of the Firm.

The compensation for Messrs. M. Baron, D. Baron, Kass, Kolitch, Umansky, Kaufman, Saltman, Aggarwal, Lippert and Mehra includes a base salary and an annual bonus that is based, in part, on the amount of assets they manage, as well as their individual long-term investment performance, their overall contribution to the Firm and the Firm’s profitability.

Ownership of Portfolio Managers.

As of December 31, 2022, the Portfolio Manager ownership of Fund shares was:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Ronald Baron	Baron Partners Fund Baron Focused Growth Fund	Over $1,000,000 Over $1,000,000

David Baron	Baron Focused Growth Fund	Over $1,000,000

Michael Baron	Baron Partners Fund	Over $1,000,000
Michael Kass	Baron International Growth Fund Baron Emerging Markets Fund	Over $1,000,000 Over $1,000,000
	Baron New Asia Fund	$500,001-$1,000,000

Jeffrey A. Kolitch	Baron Real Estate Fund Baron Real Estate Income Fund	Over $1,000,000 Over $1,000,000

Alex Umansky	Baron Global Advantage Fund	Over $1,000,000

Neal Kaufman	Baron Health Care Fund	Over $1,000,000

Josh Saltman	Baron FinTech Fund	Over $1,000,000

Anuj Aggarwal	Baron New Asia Fund	$100,001-$500,000

Michael Lippert	Baron Technology Fund	$100,001-$500,000

Ashim Mehra	Baron Technology Fund	$500,001-$1,000,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

	2022	2021	2020
Total Commissions Paid by the Fund
Baron Partners Fund	$621,900	$461,960	$702,670
Baron Focused Growth Fund	320,254	360,725	72,028
Baron International Growth Fund	550,651	576,338	536,693
Baron Real Estate Fund	1,791,868	1,762,716	732,703
Baron Emerging Markets Fund	8,160,579	9,294,762	7,360,713
Baron Global Advantage Fund	401,435	462,374	628,885
Baron Real Estate Income Fund	221,751	104,671	31,183
Baron Health Care Fund	96,823	122,018	18,544
Baron FinTech Fund	5,615	14,092	4,339
Baron New Asia Fund	4,888	5,362	N/A
Baron Technology Fund	979	N/A	N/A

Since Baron New Asia Fund commenced operations on July 30, 2021, there were no commissions paid by the Fund as of December 31, 2020. Since Baron Technology Fund commenced investment operations on January 3, 2022, there were no commissions paid by the Fund as of December 31, 2021 and December 31, 2020.

The variation in the commissions paid by each Fund year-to-year is the result of fluctuating assets under management and/or trading volume related to changing market conditions or available investment opportunities.

The Adviser is responsible for placing the portfolio brokerage business of the Funds. Purchase and sale orders are placed with brokers that the Adviser believes will achieve “best execution” of such orders. Best execution involves consideration of a number of factors, including direct net economic results to the Funds, the efficiency with which the transaction is executed, the ability to effect the transaction in the size and price range requested, the ability to effect the transaction with minimum impact on the market, the financial strength and stability of the broker, the broker’s familiarity with a particular security, the broker’s commitment of resources to executing the transaction and past experience with a broker.

Under the Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount that other brokers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is consistent with the Funds’ policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker or third party pursuant to a Commission Sharing Arrangement viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries and securities, economic factors and trends, portfolio strategy and the performance of accounts and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Such services may be used by the Adviser or its affiliate to supplement the services it is required to perform pursuant to the Advisory Agreements in serving the Funds and/or other advisory clients of the affiliate.

Brokers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Adviser’s or its affiliate’s clients and not solely or necessarily for the benefit of the Funds. The Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort may be used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Investment decisions for the Funds and for other client accounts managed by BCM and the Adviser are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser’s and/or BCM’s accounts. When this occurs, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to accounts in a manner deemed equitable by the Adviser in conjunction with BCM. This procedure could have a detrimental or beneficial effect upon the price or value of the security for the Funds, depending upon market conditions.

CAPITAL STOCK AND OTHER SECURITIES

Baron Select Funds is an open-end investment company organized as a series fund under the statutory trust law of the State of Delaware. The series currently available are: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron WealthBuilder Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund and Baron Technology Fund. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Trust’s Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act. Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Under Delaware law, shareholders have no liability for any liabilities of the Trust or any of its series. Under the Trust’s Declaration of Trust, all liabilities and assets of the Trust are allocated among its various series and no series (and no creditor or shareholder of any series) participates in or is subject to the assets or liabilities of any other series.

PURCHASE, REDEMPTION AND PRICING OF SHARES

The Funds expect to make all redemptions in cash but reserve the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Board determines that economic conditions exist that would make a cash payment detrimental to the Funds’ best interests. Portfolio securities to be so distributed, if any, would be selected at the discretion of the Board and priced as described under “How Your Shares are Priced” in the Prospectus.

Net Asset Value.

As more fully set forth in the Prospectus under “How Your Shares are Priced,” the net asset value per share (“NAV”) of each Fund is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAV is calculated (the “NAV Calculation Time”)) on the New York Stock Exchange (the “Exchange”) on any day the Exchange is scheduled to be open. The Exchange is open all weekdays that are not holidays. Annually, the Exchange publishes the holidays on which it will be closed. The most recent announcement states it will not be open on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Securities traded on more than one national securities exchange are valued at the last sale prices of the day as of which such value is being determined as reflected at the close of the exchange that is the principal market for such securities. For Securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day.

U.S. Government obligations, money market instruments, and other debt instruments having 60 days or less remaining until maturity generally are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from an independent pricing service or at the mean between the bid and ask prices from a dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available. Money market investments held by the Funds with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security, or in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities are valued on the basis of their most recent closing market prices and translated into U.S. dollars at the NAV Calculation Time except under the circumstances described below. Most foreign markets close before the NAV Calculation Time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at the NAV Calculation Time. As a result, the Adviser uses a third-party pricing service to assist in determining fair value of foreign securities. This service utilizes a systematic methodology in making fair value estimates. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. The Adviser cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices in the same markets, and the adjusted prices. Other mutual funds may adjust the prices of their securities by different amounts.

TAXATION OF THE FUNDS

The Prospectus contains information about the U.S. federal income tax consequences of ownership of shares. Certain supplementary information is presented below. References below to the “Fund” apply to each of the Funds described in the Prospectus.

U.S. Federal Income Taxation.

The following information is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances (such as alternative minimum tax consequences or Medicare contribution tax consequences) or to shareholders subject to special treatment under U.S. federal income tax laws (such as certain financial intermediaries, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund and persons who borrow in order to acquire shares). Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

This discussion addresses only shareholders who hold Fund shares as capital assets within the meaning of Section 1221 of the Code (generally, for investment). Except where specifically addressing foreign shareholders, this discussion assumes that the shareholder is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that was created or organized in or under the laws of the United States, any state therein or the District of Columbia; or (iii) an estate or trust the income of which is subject to U.S. federal income taxation regardless of its source. If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares of the Fund, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Fund shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of holding and disposing of such shares.

Tax Status of the Funds.

The Fund has elected to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest; dividends; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income from interests in “qualified publicly traded partnerships,” as defined in the Code (any such income “Qualifying Income”); and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), of two or more issuers (other than other regulated investment companies) that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more “qualified publicly traded partnerships.”

Qualification and election as a regulated investment company involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that the Fund distributes to its shareholders at least the sum of 90% of its “investment company taxable income” (determined prior to the deduction for dividends paid by the Fund) and 90% of its net tax-exempt interest income for each taxable year. The Fund’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) for such taxable year and with certain other adjustments. Assuming that the Fund meets the 90% distribution requirement, it will generally be subject to tax at regular U.S. federal corporate income tax rates only on any income or gain that it does not distribute in a timely manner.

The Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the nondeductible 4% U.S. federal excise tax that is imposed on certain undistributed income of regulated investment companies. In general, in order for the Fund to avoid the 4% U.S. federal excise tax, the Fund must distribute in each calendar year at least (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it has paid U.S. federal income tax.

If for any taxable year the Fund did not qualify for the special U.S. federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% distribution requirement described above), all of its taxable income would be subject to U.S. federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) and all distributions out of its current or accumulated earnings and profits would be taxable as dividend income. In such event, provided that a shareholder satisfied the applicable holding period and other requirements with respect to his shares, dividend distributions would be eligible for the dividends-received deduction in the case of a corporate shareholder, and if received by a non-corporate shareholder would be taxable to the shareholder as “qualified dividend income,” which is subject to tax at the rates applicable to long-term capital gain (currently, a maximum rate of 20%). In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. However, if the Fund fails to satisfy the income test or diversification test described above, the Fund may be able to avoid losing its status as a regulated investment company by timely providing notice of such failure to the Internal Revenue Service (the “IRS”), curing such failure and possibly paying an additional tax.

The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In the absence of one of the elections described below, if the Fund receives certain distributions from a PFIC, or gain from the sale of PFIC stock, the Fund may be subject to a tax on such distributions or gain, as well as to interest charges. In order to mitigate these adverse consequences, the Fund will generally make an election to mark-to-market its shares of PFICs. At the end of each taxable year to which the election applies, the Fund will report as ordinary income the amount by which the fair market value of its shares in a PFIC for which the Fund has made a mark-to-market election exceeds the Fund’s adjusted basis in those shares. If the Fund’s adjusted basis in the shares of such a PFIC exceeds the shares’ fair market value at the end of a taxable year, the Fund will be entitled to a deduction equal to the lesser of (a) this excess and (b) the Fund’s aggregate income inclusions in respect of such stock under the mark-to-market rules that have not been previously offset by mark-to-market losses. As a result of a mark-to-market election, the Fund will not recognize any capital gains with respect to its investment in the relevant PFIC stock. Alternatively, the Fund may under certain circumstances elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs, without regard to whether it receives any distributions from these PFICs.

Certain other investments made by the Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds. In addition, some of the Fund’s investments, such as the Fund’s transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income by the Fund or defer Fund losses. These provisions may result in the Fund’s “marking-to-market” certain types of positions in its portfolio (i.e., treating them as if they were sold at the end of each taxable year). The application of these rules to the Fund could affect the character, amount and timing of distributions to shareholders.

The Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In that case, the Fund may have to dispose of other securities and use the proceeds to make distributions in order to satisfy these distribution requirements.

Foreign Taxes.

Dividends, interest, capital gains and other income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Such taxes will reduce shareholders’ return. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

Under the Code, if more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to “pass-through” to the Fund’s shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, a shareholder would (a) include in gross income (in addition to dividends actually received) his pro rata share of the foreign income taxes paid by the Fund; (b) treat his pro rata share of such foreign income taxes as having been paid by him; and (c) subject to certain limitations, be entitled either to deduct his pro rata share of such foreign income taxes in computing his taxable income or to use it as a foreign tax credit against U.S. income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax liability (before the credit) attributable to the shareholder’s total foreign-source taxable income. If the Fund makes the “pass-through” election, the portion of dividends paid by the Fund from its foreign-source income (e.g., dividends paid by foreign companies) will be treated as foreign-source income. The Fund’s gains and losses from the sale of securities, and its foreign currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign-source “passive income,” including the portion of dividends received from the Fund that qualifies as foreign-source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder’s pro rata share of the foreign income taxes paid by the Fund. A shareholder’s ability to claim a credit for foreign taxes paid by the Fund may also be limited by holding period requirements applicable both to the Fund’s investment in the foreign shares and to the shareholder’s investment in Fund shares.

If the Fund does not meet the requirements of the Code necessary to make the “pass-through” election or does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat their pro rata shares of such taxes as amounts distributed to them.

Distributions.

Distributions to shareholders of the Fund’s investment company taxable income (other than “qualified dividend income”), including distributions of net short-term capital gains, will be taxable as ordinary income to shareholders. Distributions (or deemed distributions, as described below) of the Fund’s net capital gains will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder. Long-term capital gains recognized by individuals and other non-corporate shareholders are currently subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of such shareholder’s adjusted basis in his shares, and as a capital gain thereafter. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund.

Provided that the shareholder satisfies the applicable holding period and other requirements with respect to his shares, (i) distributions of the Fund’s “qualified dividend income” will be treated as “qualified dividend income” received by an individual or other non-corporate shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain and (ii) shareholders that are corporations may be entitled to claim a dividends-received deduction for the portion of Fund distributions that is attributable to certain dividend income received by the Fund.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to include its share of such undistributed net capital gain in income as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Fund shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year. A shareholder’s tax liability for such distributions will depend on the shareholder’s particular tax situation.

Shareholders who instruct the Fund to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares. Thus, distributions of investment company taxable income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on his U.S. federal income tax return.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s adjusted tax basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time will include the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

As of December 31, 2022, the Funds had capital loss carryforwards:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund	Baron Global Advantage Fund
Short term:
No expiration date	$154,545,137	$55,201,381	$30,970,699	$91,911,200	$621,031,462	$176,146,724

Long term:
No expiration date	$111,324,237	$24,542,360	—	—	$217,293,702	$133,927,636

	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Short term:
No expiration date	$15,900,608	$31,164,519	$2,817,052	$295,760	$436,148

Long term:
No expiration date	$499,993	$6,339,590	$1,357,480	$135,899	$—

Distributions from Baron Real Estate Fund and Baron Real Estate Income Fund may not be included in your consolidated Form 1099-DIV that we send to you in January of each year. A sizable portion of the dividends paid by U.S. REITs may represent a return of capital. Consequently, a portion of the distributions of Baron Real Estate Fund and Baron Real Estate Income Fund may also represent a return of capital. As discussed above, return of capital distributions are not taxable to you, but you must deduct them from the adjusted tax basis of your investment in the Fund. Returns of capital are listed as “nontaxable distributions” on Form 1099-DIV. U.S. REITs typically have not indicated what proportion of their dividends represent return of capital in time to allow the Fund to meet its January 31 deadline for 1099-DIV reporting. Therefore, to ensure accurate and complete tax information, we may need to send you a separate 1099-DIV for this Fund in February (subject to approval by the IRS).

Sale or Redemption of Shares.

A shareholder will recognize a taxable gain or loss, if any, if the shareholder sells or redeems his shares. Such gain or loss will be equal to the difference between his adjusted tax basis in the shares sold or redeemed and the amount of the cash or the fair market value of other property (including securities distributed by the Fund) received by him in payment therefor.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss, and will generally be long-term capital gain or loss if the shareholder’s holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less. Long-term capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares generally will be taxed at a maximum rate of 20%. Any loss realized on a sale or redemption will be disallowed to the extent the shares that were sold or redeemed are replaced (including pursuant to our dividend reinvestment program) with substantially identical shares within a period beginning 30 days before and ending 30 days after the sale or redemption of the shares. In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining a shareholder’s holding period of shares, the holding period will be suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A shareholder who recognizes a loss on a sale or other disposition of shares will be required to report the sale or other disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Shareholders should consult their tax advisors to determine whether they are required to file IRS Form 8886 in connection with a sale or other disposition of shares.

Exchange or Conversion of Shares.

You may exchange all or a portion of your shares in one Fund for shares in another Fund. Exchanges will be executed on the basis of the relative net asset value of the shares exchanged. An exchange will be considered a sale for U.S. federal income tax purposes, and you may therefore realize a gain or loss for U.S. federal income tax purposes as a result of an exchange. The Funds offer three classes of shares, Retail Shares, Institutional Shares and R6 Shares, which differ only in their ongoing fees and eligibility requirements. You may convert Retail Shares into Institutional Shares if the value of your investment in a Fund is at least $1,000,000. If the value of your investment in a Fund falls below $1,000,000 because of redemptions, the Fund may convert your Institutional Shares into Retail Shares. You may convert Retail Shares or Institutional Shares into R6 Shares if you meet the eligibility requirements. The transaction will be based on the respective net asset value per share of each class on the trade date for the conversion. For U.S. federal income tax purposes, a conversion of shares of one class for shares of another class issued by the same Fund will not be a taxable event. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

Backup Withholding and Information Reporting.

Payments on the shares and proceeds from a redemption or other disposition of shares will generally be subject to information reporting. Such amounts will be subject to backup withholding, currently at the rate of 24%, if payable to shareholders who fail to provide the Fund (or other payor) with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain types of shareholders are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders.

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust. This disclosure assumes that (i) a foreign shareholder’s ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States, (ii) the foreign shareholder is not an expatriate of the United States, (iii) the foreign shareholder does not own, and has not owned, actually or constructively, more than 5% of the Fund’s shares and (iv) the foreign shareholder is not an individual who is present in the United States for

183 days or more in any taxable year. A distribution of the Fund’s investment company taxable income to a foreign shareholder, including a deemed distribution as a consequence of a Fund’s election to pass through foreign taxes paid by the Fund, will generally be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. Provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Fund to the extent that the underlying income out of which the dividends are paid consists of U.S.-source interest income or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the foreign shareholder (“interest-related dividends” and “short-term capital gain dividends,” respectively).

Foreign shareholders may be subject to an increased U.S. federal income tax on their income resulting from a Fund’s election (described above) to “pass-through” amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

Information returns will be filed with the IRS in connection with certain payments on the shares. A foreign shareholder may be subject to U.S. backup withholding on distributions that are otherwise exempt from withholding tax or on the proceeds from a redemption or other disposition of shares if such foreign shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the foreign shareholder’s U.S. federal income tax liability, if any, and may entitle the foreign shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

In order to qualify for the exemption from U.S. withholding tax on “interest-related dividends” and “short-term capital gain dividends” (if any), to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on Fund dividends under an income tax treaty, a foreign shareholder must generally deliver to the relevant Fund or other withholding agent a properly executed IRS form (generally, Form W-8BEN or Form W-8BEN-E, as applicable). In order to claim a refund of any Fund-level taxes imposed on undistributed net capital gains, any U.S. withholding taxes or any backup withholding on Fund distributions, a foreign shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return (which may entail significant administrative burden).

None of the Funds expects to be a “United States real property holding corporation” for U.S. federal income tax purposes. Foreign shareholders should consult their tax advisors regarding the potential tax consequences to them if any relevant Fund is or was a “United States real property holding corporation.”

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Under Sections 1471 through 1474 of the Code (“FATCA”), a withholding tax at the rate of 30% will generally be imposed on payments to certain foreign entities (including financial intermediaries) of dividends on Fund shares and, for dispositions after December 31, 2018, on gross proceeds from the sale or other disposition made to a foreign entity unless the foreign entity provides the withholding agent with certifications and other information (which may include information relating to ownership by U.S. persons of interests in, or accounts with, the foreign entity). If FATCA withholding is imposed, a beneficial owner of shares that is not a foreign financial institution (as specifically defined for purposes of FATCA) generally may obtain a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign shareholders should consult their tax advisors regarding the possible implications of FATCA on their investment in the Fund.

State, Local and Foreign Taxes.

In addition to federal income taxes, shareholders of the Fund may be subject to state, local or foreign taxes on distributions from the Fund and on repurchases or redemptions of shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of shares in their own states and localities.

Tax Basis Information.

The Fund is required to report the adjusted tax and holding period of your shares, and your gain or loss to the IRS on Form 1099 when “covered” shares of the Fund are redeemed. Covered shares are any shares acquired (including shares acquired through reinvestment of the Fund’s distributions) on or after January 1, 2012. The Fund has chosen the “average basis” method as its default method for reporting the adjusted tax basis of covered shares. The Fund will use this method for purposes of reporting your adjusted tax basis unless you instruct the Fund in writing to use a different calculation method. You may choose a method different from the Fund’s default method if you provide the Fund with timely notice. Please consult your tax advisor with regard to your particular circumstances.

UNDERWRITERS

BCI is the principal underwriter responsible for distributing the Funds’ securities. The Funds’ public offering of their securities is continuous, and BCI is obligated to distribute the Funds’ securities on a best efforts basis. BCI does not receive underwriting commissions from the Funds. The 12b-1 Plan authorizes the Funds to pay the Distributor a distribution fee equal to 0.25% per annum of each Fund’s average daily net assets attributable to the Retail Shares.

Compensation Table.

The following table discloses compensation received by BCI from the Funds for the year ended December 31, 2022.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Baron Partners Fund	$0	$0	$0	$7,307,922
Baron Focused Growth Fund	$0	$0	$0	$466,311
Baron International Growth Fund	$0	$0	$0	$196,598
Baron Real Estate Fund	$0	$0	$0	$967,870
Baron Emerging Markets Fund	$0	$0	$0	$850,476
Baron Global Advantage Fund	$0	$0	$0	$922,346
Baron Real Estate Income Fund	$0	$0	$0	$40,627
Baron Health Care Fund	$0	$0	$0	$141,594
Baron FinTech Fund	$0	$0	$0	$21,364
Baron New Asia Fund	$0	$0	$0	$2,584
Baron Technology Fund	$0	$0	$0	$4,020

*	Fees received pursuant to the 12b-1 Plan.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the year ended December 31, 2022 and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein are incorporated by reference into this SAI.